UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Cell Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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T 206.282.7100  F 206.272.4010

May 23, 2008

Dear Shareholder:

You are cordially invited to attend the Cell Therapeutics, Inc. (“CTI”) Special Meeting in lieu of Annual Meeting of Shareholders, to be held at 10:00 a.m. Pacific Daylight Time (PDT) on Thursday, June 19, 2008, at 501 Elliott Avenue West, Suite 400, Seattle, Washington, 98119, USA. For those of you unable to attend in person, we expect to webcast the meeting.

Information concerning the business to be conducted at the meeting is included in the accompanying Notice of Special Meeting in lieu of Annual Meeting of Shareholders and Proxy Statement. Immediately following the meeting, we will report on the operations of CTI and respond to questions you may have.

A copy of the proxy statement, along with a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, is being mailed to our U.S. shareholders. If you are an Italian shareholder, you may obtain a copy of the proxy statement and a copy of our Annual Report on Form 10-K from any of the following places:

•	the office of the Borsa Italiana S.p.A.;

•	our Italian office located at Via Ariosto, 23, 20091 Bresso (MI)-Italy, Attn: Finance Director;

•	the office of any of the depository banks (or Monte Titoli intermediaries) having CTI shares on their accounts;

•	the Securities and Exchange Commission website at www.sec.gov; or

•	our website at www.celltherapeutics.com.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, we urge our U.S. shareholders to sign, date and promptly return the enclosed proxy in the enclosed postage paid envelope and we urge our Italian shareholders to request and return an Italian proxy card together with a completed certification of participation. If your shares are held in a U.S. bank or brokerage account or if you are registered directly with CTI as the record holder of your shares, you may be eligible to vote your proxy electronically or by telephone. Please refer to the enclosed voting form for instructions.

I look forward to greeting you personally, and on behalf of the Board of Directors and Management, I would like to express our appreciation for your interest in CTI.

Sincerely,

James A. Bianco, M.D.

President & Chief Executive Officer

Shareholder

Cell Therapeutics, Inc. 501 Elliott Avenue West Suite 400, Seattle, WA 98119

CELL THERAPEUTICS, INC.

Notice of Special Meeting in lieu of Annual Meeting of Shareholders

Thursday, June 19, 2008

To Our Shareholders:

The Special Meeting in lieu of Annual Meeting of Shareholders of Cell Therapeutics, Inc. (the “Company”) will be held at 10:00 a.m. Pacific Daylight Time (PDT), on Thursday, June 19, 2008, at 501 Elliott Avenue West, Suite 400, Seattle WA 98119, for the following purposes:

(1)	To elect three Class II directors, each to serve until the 2011 Annual Meeting and to ratify the appointment by the Board of Directors of one Class III director to serve until the 2009 Annual Meeting;

(2)	To approve an amendment to our amended and restated articles of incorporation to increase the number of authorized shares from 210,000,000 to 410,000,000 and to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000, including amending and restating our articles of incorporation;

(3)	To approve an amendment to our amended and restated articles of incorporation to reduce the quorum required for shareholder meetings from a majority to one-third of outstanding shares entitled to vote, including amending and restating our articles of incorporation;

(4)	To approve any matter which may be required by any listing authority whose regulations apply to the Company’s shares;*

(5)	To ratify the selection of Stonefield Josephson, Inc. as our independent auditors for the year ending December 31, 2008; and

(6)	To transact such other business as may properly come before the meeting and all adjournments and postponements thereof.

All shareholders are invited to attend the meeting. Shareholders of record at the close of business on May 14, 2008, the record date fixed by the board of directors, are entitled to vote at the meeting and all adjournments and postponements thereof. A complete list of shareholders entitled to notice of, and to vote at, the meeting will be open to examination by the shareholders beginning ten days prior to the meeting for any purpose germane to the meeting during normal business hours at the office of the Secretary of the Company at 501 Elliott Avenue West, Suite 400, Seattle, Washington 98119.

*	Note that two proposals requiring shareholder approval will be submitted to the shareholders for a vote at the Special Meeting in lieu of Annual Meeting pursuant to this agenda item, a proposal to approve a reverse stock split in the future at the discretion of the board of directors and a proposal to increase the number of shares available for issuance under the 2007 Equity Incentive Plan, which proposals are set forth in more detail in the accompanying proxy statement. The agenda as set forth in this Notice was originally included in a preliminary Notice of Meeting published in Italian newspapers on April 8, 2008 as required by the CONSOB in Italy pursuant to the Company’s dual listing on the MTA, and the Company has been advised by our Italian counsel that therefore the language as initially published in Italy for the agenda must be included in the formal Notice of Meeting.

Copies of the enclosed proxy statement may be obtained by our Italian shareholders from any of the following places:

•	the office of the Borsa Italiana S.p.A.;

•	our Italian office located at Via Ariosto, 23, 20091 Bresso (MI)-Italy, Attn: Finance Director;

•	the office of any of the depository banks (or Monte Titoli intermediaries) having CTI shares on their accounts;

•	the Securities and Exchange Commission website at www.sec.gov; or

•	our website at www.celltherapeutics.com.

The proxy statement will be available for our Italian shareholders at least twenty (20) days before the meeting date of June 19, 2008.

Whether or not you intend to be present at the meeting, U.S. shareholders are requested to sign and date the enclosed proxy and return it in the enclosed envelope, and Italian shareholders are requested to request and return an Italian proxy card together with a completed certificate of participation. If your shares are held in a bank or brokerage account in the United States, or if you are registered directly with the Company as the record holder of your shares, you may be eligible to vote your proxy electronically or by telephone. Please refer to the enclosed voting form for instructions.

By Order of the Board of Directors

Louis A. Bianco
Executive Vice President, Finance & Administration

Seattle, Washington

May 23, 2008

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ARE ONE OF OUR SHAREHOLDERS IN ITALY, PLEASE REMEMBER TO PRINT AN ITALIAN PROXY CARD FROM OUR WEBSITE, REQUEST A CERTIFICATION OF PARTICIPATION IN THE CENTRAL DEPOSITARY SYSTEM FROM YOUR BROKER AND INCLUDE THE PROXY CARD AND CERTIFICATION IN THE SAME ENVELOPE OR TELECOPY THEM TOGETHER TO THE FAX NUMBER PROVIDED ON THE PROXY CARD

(see page 1 for more information on Italian voting procedures).

i

ii

CELL THERAPEUTICS, INC.

501 Elliott Avenue West, Suite 400

Seattle, WA 98119

PROXY STATEMENT

Information Regarding Proxies

General

This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the board of directors of Cell Therapeutics, Inc. for use at our Special Meeting in lieu of Annual Meeting of Shareholders (the “shareholder meeting”), to be held at 10:00 a.m. Pacific Daylight Time (PDT), on Thursday, June 19, 2008, at 501 Elliott Avenue West, Suite 400, Seattle WA 98119, and at any adjournment or postponement thereof.

Only shareholders of record on our books at the close of business on May 14, 2008, which we will refer to as the record date, will be entitled to notice of, and to vote at, the shareholder meeting.

At the shareholder meeting, shareholders will be asked to:

(1)	elect three Class II directors, each to serve until the 2011 Annual Meeting, and ratify the appointment by the Board of Directors of one Class III director to serve until the 2009 Annual Meeting (“Proposal 1”);

(2)	approve an amendment to our amended and restated articles of incorporation to increase the number of authorized shares from 210,000,000 to 410,000,000 and to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000, including amending and restating our articles of incorporation (“Proposal 2”);

(3)	approve an amendment to our amended and restated articles of incorporation to reduce the quorum required for shareholder meetings from a majority to one-third of outstanding shares entitled to vote, including amending and restating our articles of incorporation (“Proposal 3”);

(4)	approve an amendment to our amended and restated articles of incorporation to effect a reverse stock split, at a time in the future, and in such a ratio between a one-for-two and a one-for-ten reverse stock split, to be determined by our Board of Directors, in conjunction with advice from our investment bankers, to be in the best interests of Cell Therapeutics, Inc. (“Proposal 4”);

(5)	approve an amendment to our 2007 Equity Incentive Plan to increase the number of shares available for issuance under the plan by an additional 10,000,000 shares of common stock (“Proposal 5”); and

(6)	ratify the selection of Stonefield Josephson, Inc. as our independent auditors for the year ending December 31, 2008 (“Proposal 6” and, collectively, the “Proposals”);

Shareholder approval of proposals four and five are required by statutes or regulations applicable to the Company based on its listing on the Nasdaq Global Market and its incorporation in the state of Washington.

This proxy statement and the accompanying proxy card are being first mailed to shareholders on or about May 23, 2008.

Important Information for our Shareholders in Italy about Voting Procedures

If you hold our shares of common stock as a result of a merger with Novuspharma S.p.A. or if you acquired our stock on the MTA, you hold these shares indirectly through the facilities of the Italian clearing agency, called

Monte Titoli, and through the banks and brokers participating in the Monte Titoli system (unless you or your broker has taken action to remove your shares from the Monte Titoli system). We refer to persons holding our stock through Monte Titoli as our shareholders in Italy or our Italian shareholders. Monte Titoli, in turn, holds these shares of our common stock through the U.S. clearing agency, called the Depository Trust Company, or DTC. Pursuant to U.S. law, DTC will transfer its voting power over the shares in Monte Titoli’s account to Monte Titoli. Monte Titoli has agreed with us that it will re-transfer its voting power over such shares to the persons holding Certifications of Participation in the Italian Central Depository System issued pursuant to Italian law (Article 85(4) of Legislative Decree no. 58/1998).

In order to increase the number of shares owned by Italian shareholders that vote at the shareholder meeting so that we can achieve a quorum and take action at the shareholder meeting, certain Italian banks have agreed–in the absence of the shareholder’s contrary instructions thereto–to make book entry transfer of their share positions at Monte Titoli to their U.S. correspondent banks, which will transfer the shares to an account of the Italian bank at a U.S. affiliate broker-dealer on the record date. This will permit such broker-dealers under the securities laws of the United States and the rules of the New York Stock Exchange to vote these shares at the shareholder meeting in the event that the Italian shareholders do not instruct their broker to vote the shares pursuant to the procedures provided for in this proxy statement and on the proxy card prepared for our shareholders in Italy, which may be obtained from our Internet site at www.celltherapeutics.com. Our Italian shareholders will, however, maintain their right to instruct the U.S. broker-dealer so that the broker-dealer refrains from taking any action in relation to such shareholder’s shares, including voting the shares. Accordingly, if you do not vote your shares by valid proxy or you do not provide any specific instruction in relation thereto on or before the date of the shareholder meeting and your shares are held through an Italian bank participating in this transfer procedure, your shares will be voted by the U.S. broker pursuant to the discretionary authority granted them under Rule 452 of the New York Stock Exchange. However, you may still vote your shares yourself as provided below.

Copies of this proxy statement may be obtained by our Italian shareholders from any of the following places:

•	the office of the Borsa Italiana S.p.A.;

•	our Italian office located at Via Ariosto, 23, 20091 Bresso (MI)-Italy, Attn: Finance Director;

•	the office of any of the depository banks (or Monte Titoli intermediaries) having CTI shares on their accounts;

•	the Securities and Exchange Commission website at www.sec.gov; or

•	our website at www.celltherapeutics.com.

The proxy statement will be available for our Italian shareholders at least twenty (20) days before the meeting date of June 19, 2008.

All of our shareholders, including our Italian shareholders, are cordially invited to attend our shareholder meeting. If you hold our stock in Italy through Monte Titoli, your broker is required by Italian law to provide you with a Certification of Participation in the Italian Central Depository System, which we refer to as your “Certification.”

Italian shareholders who have requested and received a Certification may vote in the following manner:

•	In person. You may attend our shareholder meeting and vote in person; to do so, please present your Certification at the door, together with proof of your identity.

•

By mail or fax. You may print an Italian proxy card from our Internet site at www.celltherapeutics.com and use that proxy card to vote by mail or telefax. Please mark your votes on the Italian proxy card and return it and your Certification by mail to the address shown on the card or by fax to the fax number shown on the card by the deadline shown on the card. Your name as you write it on your Italian proxy card must exactly match your name as printed on your Certification.

•

By proxy. You may name another person as a substitute proxy by any means permitted by Washington law and our bylaws. That substitute proxy may then attend the meeting, however, he or she must provide, at the meeting, your Certification or a complete copy thereof, together with your written authorization naming such person as your proxy, to our inspector of election in order to verify the authenticity of your proxy designation.

We strongly encourage our Italian shareholders to obtain a Certification and an Italian proxy card and submit them by mail to the address shown on the Italian proxy card or, if possible, send by fax to the fax number shown on the Italian proxy card. A significant percentage of our shares are held by persons in Italy. If our Italian shareholders do not take the time to vote, we will not be able to obtain a quorum, in which case we would be unable to conduct any business at the shareholder meeting. Your vote is important. Please obtain an Italian proxy card and a Certification and vote today.

For future meetings, our Italian shareholders may also vote via Internet or by phone if the shares owned by such Italian shareholder are held directly by a U.S. brokerage account in that shareholder’s name. If you are an Italian shareholder and wish to use this method of voting for future meetings, prior to the record date for such future meeting you will need to instruct your bank to transfer your shares to a U.S brokerage account (to be held in your name and for your account). Once your shares are held by a U.S. broker in your name, you will receive the meeting documentation for any future meetings (including the proxy statement) at your address, together with a security code and instructions on how to vote your shares through the relevant website or by calling the telephone number provided in connection with that meeting. You will not need to transfer your shares before every meeting; once the transfer has been made and your shares are held in a U.S. brokerage account, you will be able to vote your shares via Internet or phone for all future meetings so long as your shares continue to be held in a U.S. brokerage account. If you wish to make such a transfer to allow voting via Internet or phone for future meetings, please contact your bank to understand the procedure and the costs associated with that transfer. Please note that you will be required by your bank to bear the costs relating to such a transfer, including those debited or claimed by the U.S. broker for the management of the account in the US.

In addition, you may also request to be registered directly with the Company as a record holder, in which case you would be entitled to receive shareholder materials for future meetings directly at your address as indicated in the registration. If you are interested in having your shares registered directly with the Company for the purposes of receiving shareholder information directly for future meetings, please contact your bank for more information on the procedures required for such registration, which would include, among other things, the submission of a registration request (together with a Certification) to the Company’s transfer agent, the removal of your shares from Monte Titoli’s account and the transfer of such shares to the United States directly in your name. Please note that registration in the Company’s shareholder books may require you to take additional steps if and when you decide to dispose of your shares.

Solicitation of Proxies

This solicitation is made on behalf of our board of directors. All expenses in connection with the solicitation of proxies will be borne by us. In addition to solicitation by mail, our officers, directors or other regular employees may solicit proxies by telephone, facsimile, electronic communication or in person. These individuals will not receive any additional compensation for these services. We have also engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support for a $7,500 service fee and the reimbursement of customary disbursements; these fees and disbursements are not expected to exceed $20,000 in the aggregate.

Voting Rights and Outstanding Shares

Each share of our common stock, without par value, outstanding on the record date is entitled to one vote per share at the shareholder meeting. Each share of our Series A preferred stock outstanding on the record date is entitled to approximately 149.5 votes per share, each share of our Series B preferred stock outstanding on the record date is entitled to approximately 148.6 votes per share, each share of our Series C preferred stock outstanding on the record date is entitled to approximately 220.8 votes per share, each share of our Series D preferred stock outstanding on the record date is entitled to approximately 382.8 votes per share and each share of our Series E preferred stock outstanding on the record date is entitled to approximately 1,265.8 votes per share (or fewer, if such share’s conversion rights as of the record date are limited by operation of an applicable 9.99% “blocker” provision under our articles of incorporation). We do not have any other class of capital stock outstanding. At the close of business on the record date, there were issued and outstanding 121,166,874 shares of common stock, 550 shares of Series A preferred stock, 5,218 shares of Series B preferred stock, 6,284 shares of Series C preferred stock, 1,000 shares of Series D preferred stock and 9,000 shares of Series E preferred stock. Our common stock, Series A preferred stock, Series B preferred stock, Series C preferred stock, Series D preferred stock and Series E preferred stock will vote together as a single class on the proposals to be presented at the shareholder meeting. The presence at the shareholder meeting in person or by proxy of holders of record of a majority of the votes entitled to be cast is required to constitute a quorum for the transaction of all business at the shareholder meeting. “Broker non-votes” (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a particular non-routine proposal) and shares held by persons abstaining will be counted in determining whether a quorum is present.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and “broker non-votes”. If a quorum exists at the shareholder meeting, all shares of common stock, Series A preferred stock, Series B preferred stock, Series C preferred stock, Series D preferred stock and Series E preferred stock represented by properly executed proxies that are not revoked will be voted in accordance with the instructions, if any, given therein. Proxy cards that are signed and returned without specifying a vote or an abstention on any proposal specified therein, will be voted according to the recommendations of the board of directors on such proposals.

For Proposals 1, 2, 4 and 6, if your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm may either leave your shares unvoted or vote your shares as it pleases. For Proposals 3 and 5, if your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm will not have the authority to vote your shares, and your shares will constitute “broker non-votes”. “Broker non-votes” for Proposal 3 will have the same effect as votes against Proposal 3 since approval of that proposal is based on the number of votes entitled to be cast, while “broker non-votes” for Proposal 5 will have no effect on that proposal since approval is based on the number of votes actually cast. Shares which otherwise abstain from voting as to Proposals 1, 5 and 6 will not be counted as votes cast against Proposals 1, 5 and 6 and will have no effect on these proposals since approval is based on the number of votes actually cast. Abstentions will have the same effect as votes against Proposals 2, 3 and 4, however, since approval of those proposals are based on the total number of shares outstanding.

Voting Electronically or by Telephone

If your shares are registered in the name of a bank or brokerage firm in the United States, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the Broadridge Investor Communication Solutions online program. This program provides eligible shareholders who receive a paper copy of the annual report and proxy statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in Broadridge’s program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the self-addressed postage paid envelope provided.

Revocability of Proxies

Any shareholder executing a proxy has the power to revoke it at any time prior to the voting thereof on any matter by delivering written notice to our secretary, Donald W. Wyatt, at our principal executive offices, by executing and delivering another proxy dated as of a later date or by voting in person at the meeting. For our

Italian shareholders, any written notice of revocation or another proxy, in either case dated as of a later date, must also be accompanied by another Certification of Participation in the Italian Central Depository System.

Voting Agreements

At the time of our merger with Novuspharma, we entered into an agreement with Monte Titoli, S.p.A., the Italian central clearing agency, in order to ensure that persons receiving beneficial interests in shares of our common stock as a result of the merger would be able to vote those shares. Monte Titoli agreed that each time it is designated as proxy by the U.S. clearing agency, The Depository Trust Company, or DTC, Monte Titoli will execute a further omnibus proxy transferring its voting power to the persons who hold Certifications of Participation in the Italian Central Depository System, issued pursuant to Italian law (Article 85(4) of Legislative Decree no. 58/1998).

PROPOSAL 1

ELECTION AND RATIFICATION OF DIRECTORS

Summary

Our amended and restated articles of incorporation and our amended and restated bylaws provide for the board of directors to be divided into three approximately equal classes of directors serving staggered three-year terms. Each director holds office until the later of the term elected or until his or her successor is elected. As a result, approximately one-third of the total number of directors are elected every year at the annual meeting of shareholders.

Under our bylaws, the number of directors constituting the entire board of directors may be decreased or increased by majority action of either the board of directors or the shareholders. Unless a director resigns or is removed for cause, no decrease in the number of directors may have the effect of shortening the term of any incumbent director. In the event of a vacancy on the board of directors, our bylaws permit a majority of the remaining directors in office to fill the vacancy, and the director then chosen will hold office until the next shareholders’ meeting at which directors are elected. At such meeting, the director will stand for election until the later of the term elected or until his or her successor is elected.

The board of directors has fixed the number of directors at twelve. Currently, there are eight members of the board of directors. Our nominating and governance committee is in the process of evaluating potential candidates to fill the vacancies on our board. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The current terms of office of the Class II directors, Dr. Frederick W. Telling, Dr. James A. Bianco and Dr. Vartan Gregorian, expire at the 2008 Annual Meeting. The current terms of office of the Class III directors, Dr. Jack W. Singer, Dr. Mary O. Mundinger and Richard L. Love, who was appointed by the board of directors in September 2007, expire at the 2009 Annual Meeting. The current terms of office of the Class I directors, Mr. John H. Bauer and Dr. Phillip M. Nudelman, expire at the 2010 Annual Meeting.

Nominees for Election as Directors and Ratification of Appointment of Director

Dr. Telling, Dr. Bianco and Dr. Gregorian have been nominated by the board of directors for election at the shareholder meeting as Class II directors for three year terms expiring at the 2011 Annual Meeting. The board of directors is also seeking ratification at the shareholder meeting of the appointment of Mr. Love as a Class III director for a term expiring at the 2009 Annual Meeting.

If elected, each nominee will hold office until the later of expiration of his term or until his successor is elected. If his appointment is ratified, Mr. Love will hold office until the later of expiration of his term or until his successor is elected. It is intended that the accompanying proxy will be voted for the election as directors of Dr. Telling, Dr. Bianco, Dr. Gregorian and for the ratification of the appointment of Mr. Love unless the proxy contains contrary instructions.

Each nominee has agreed to serve if elected and Mr. Love has agreed to serve if his appointment is ratified, and we have no reason to believe that any of the nominees or Mr. Love will not be a candidate or will be unable to serve. However, if any of the nominees or Mr. Love should become unable or unwilling to serve as a director, the persons named in the proxy have advised us that they will vote for the election of the substitute nominee or nominees designated by the board of directors.

Vote Required and Board of Directors’ Recommendation

The three Class II nominees for director seats who receive the most votes cast at the shareholder meeting in person or by proxy shall be elected. Abstentions and broker non-votes will not be counted in the election of directors. Mr. Love’s appointment to the board of directors will be ratified if the number of votes cast for such ratification exceeds the number of votes cast against.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE AND

FOR THE RATIFICATION OF THE APPOINTMENT OF MR. LOVE.

Information about Nominees and Continuing Directors

The table below provides biographical information as of April 15, 2008 for each nominee for director and each person whose term of office as a director will continue after the shareholder meeting.

Name	Age	Director Since	Class	Term Expiration
John H. Bauer (3)	67	2005	I	2010 Annual Meeting
James A. Bianco, M.D.	51	1991	II	2008 Annual Meeting
Vartan Gregorian, Ph.D (3)(4)	74	2001	II	2008 Annual Meeting
Richard L. Love (2)	64	2007	III	2009 Annual Meeting
Mary O. Mundinger, Dr. PH (4)	71	1997	III	2009 Annual Meeting
Phillip M. Nudelman, Ph.D. (1)(2)(3)(4)	72	1994	I	2010 Annual Meeting
Jack W. Singer, M.D.	65	1991	III	2009 Annual Meeting
Frederick W. Telling, Ph.D. (2)(3)	56	2006	II	2008 Annual Meeting

(1)	Chairman of the board of directors.
(2)	Member of the compensation committee.
(3)	Member of the audit committee.
(4)	Member of the nominating and governance committee.

Nomination for Election for a Term Continuing Until the 2011 Annual Meeting—Class II Directors

Dr. Bianco is our principal founder and has been our president and chief executive officer since February 1992 and one of our directors since our inception in September 1991. Prior to founding CTI, Dr. Bianco was an assistant professor of medicine at the University of Washington, Seattle, and an assistant member in the clinical research division of the Fred Hutchinson Cancer Research Center. From 1990 to 1992, Dr. Bianco was the director of the Bone Marrow Transplant Program at the Veterans Administration Medical Center in Seattle. Dr. Bianco currently serves on the board of directors of Jose Carreras International Leukemia Foundation, Fred Hutchinson Business Alliance, Arts Fund, Seattle Police Foundation and Marsha Rivkin Center for Ovarian Cancer Research. Dr. Bianco received his B.S. degree in biology and physics from New York University and his M.D. from Mount Sinai School of Medicine. Dr. Bianco is the brother of Louis A. Bianco, our executive vice president, finance and administration.

Dr. Gregorian has been one of our directors since December 2001. He is the twelfth president of Carnegie Corporation of New York, a grant-making institution founded by Andrew Carnegie in 1911. Prior to his current position, which he assumed in June 1997, Dr. Gregorian served for eight years as Brown University’s sixteenth president. He was awarded a Ph.D. in history and humanities from Stanford University. A member of Phi Beta Kappa and a Ford Foundation Foreign Area Training Fellow, he is a recipient of numerous fellowships, including those from the John Simon Guggenheim Foundation, the American Council of Learned Societies, the Social Science Research Council and the American Philosophical Society.

Dr. Telling has been one of our directors since December 2006. Prior to his retirement in 2007, Dr. Telling was a corporate officer of Pfizer, most recently as Vice President of Corporate Policy and Strategic Management from 1994 to 2007. He joined Pfizer in 1977 and was responsible for strategic planning and policy development throughout the majority of his career. He currently serves on the board of directors of Eisai N.A., Inc. and is a member of the Committee for Economic Development, IBM’s Healthcare & Life Sciences Advisory Council, the March of Dimes National Foundation Board, the Smithsonian National Air & Space Museum and the United Hospital Fund. Dr. Telling received his BA from Hamilton College and his Master of Industrial and Labor Relations and Ph.D. in Economics and Public Policy from Cornell University.

Ratification of Appointment for a Term Continuing Until the 2009 Meeting—Class III Director

Mr. Love was appointed by the board of directors pursuant to CTI’s Bylaws in September 2007 in connection with the July 2007 acquisition of Systems Medicine, Inc. Mr. Love is currently the Managing Partner of Translational Accelerators, LLC, a venture capital fund dedicated to early-stage bioscience. Since January 2003, Mr. Love has served as chief operating officer of Translational Genomics Research Institute (TGen), and from January 2002 to December 2004, he served as a director of ILEX Oncology, Inc., which he founded and where he served as chief executive officer from October 1994 to January 2002. Mr. Love also founded Triton Biosciences Inc., where he served as chief executive officer from 1983 to 1991. In addition, Mr. Love has served in executive positions at not-for-profit organizations, including the Cancer Therapy and Research Center, The San Antonio Technology Accelerator Initiative and the Translational Genomics Research Institute. Mr. Love currently serves on the board of directors of ImaRx Therapeutics Inc., The Molecular Profiling Group and PAREXEL International Corporation. Mr. Love received his BS and MS degrees in chemical engineering from Virginia Polytechnic Institute.

Directors Continuing in Office Until the 2009 Annual Meeting—Class III Directors

Dr. Mundinger has been one of our directors since April 1997. Since 1986, she has been a dean and professor at the Columbia University School of Nursing. She has also served as vice president of Columbia University Medical Center since 2006. Dr. Mundinger currently serves on the board of directors of United Health Group and Gentiva Health Services. Dr. Mundinger received her doctorate of public health from Columbia’s School of Public Health.

Dr. Singer is one of our founders and directors and currently serves as our executive vice president, chief medical officer. Dr. Singer has been one of our directors since our inception in September 1991. He also serves on the board of directors of DiaKine Therapeutics, Inc. From July 1995 to January 2004, Dr. Singer was our executive vice president, research program chairman and from April 1992 to July 1995, he served as our executive vice president, research and development. Prior to joining us, Dr. Singer was a professor of medicine at the University of Washington and a full member of the Fred Hutchinson Cancer Research Center. From 1975 to 1992, Dr. Singer was the chief of medical oncology at the Veterans Administration Medical Center in Seattle. Dr. Singer received his M.D. from State University of New York, Downstate Medical College.

Directors Continuing in Office Until the 2010 Annual Meeting—Class I Directors

Dr. Nudelman has been one of our directors since March 1994. From 2000 to 2007 he served as the president and chief executive officer of The Hope Heart Institute and is currently a member of the Board of Directors of The Hope Heart Institute. From 1998 to 2000, he was the chairman of the board of Kaiser/Group Health, retiring in 2000 as Chief Executive Officer Emeritus. From 1990 to 2000, Dr. Nudelman was the president and chief executive officer of Group Health Cooperative of Puget Sound, a health maintenance organization. He also currently serves on the board of directors of OptiStor Technologies, Inc. and Zynchros, Inc. Dr. Nudelman has served on the White House Task Force for Health Care Reform and the President’s Advisory Commission on Consumer Protection and Quality in Health Care. He has also served on the Pew Health Professions Commission and the AMA Task Force on Ethics, the Woodstock Ethics Commission, and currently serves as Chairman of the American Association of Health Plans. Dr. Nudelman received his B.S. degree in microbiology, zoology and pharmacy from the University of Washington, and holds an M.B.A. and a Ph.D. in health systems management from Pacific Western University.

Mr. Bauer was appointed to our board of directors in October 2005. Mr. Bauer was formerly Executive Vice President for Nintendo of America Inc. from 1994 to 2004. While at Nintendo of America Inc., he had direct responsibility for all administrative and finance functions. Since 2004, he has served as a consultant to Nintendo of America Inc. In addition, he serves as an executive advisor and chief financial officer at DigiPen Institute of Technology. Mr. Bauer is a member of the Board of Directors of Zones, Inc. and is chairman of the Zones, Inc. audit committee. He is also on the Board of Directors of RIPL Corporation. From 1963 to 1994 he worked for Coopers & Lybrand, including serving as the business assurance (audit) practice Partner. He was also a member of Coopers & Lybrand’s Firm Council, the senior policy making and governing board for the firm.

Director Independence

The Board of Directors has adopted standards concerning director independence which meet the independence standards of the Nasdaq Stock Market and, with respect to the Audit Committee, the rules of the Securities and Exchange Commission.

The Company, the Nominating and Governance Committee and the Board of Directors are involved in the process for determining the independence of acting directors and director nominees. The Company solicits relevant information from directors and director nominees via a questionnaire, which covers material relationships, compensatory arrangements, employment and any affiliation with the Company. In addition to reviewing information provided in the questionnaire, the Company asks the Company’s executive officers on an annual basis regarding their awareness of any existing or currently proposed transactions, arrangements or understandings involving the Company in which any director or director nominee has or will have a direct or indirect material interest, including charitable contributions made by the Company to nonprofit organizations with which any director is affiliated. The Company shares its findings with the Nominating and Governance Committee and the Board of Directors regarding the Nasdaq Stock Market and SEC independence requirements and any information regarding the director or director nominee that suggest that such individual is not independent. The Board of Directors discusses all relevant issues, including consideration of any transactions, relationships or arrangements which are not required to be disclosed under Item 404(a) of Regulation S-K, prior to making a determination with respect to the independence of each director.

Based on the review described above, the Board of Directors affirmatively determined that:

•

A majority of the directors are independent, and all members of the Audit, Compensation and Nominating and Governance Committees are independent, under the Nasdaq standard and, in the case of the Audit Committee, the SEC standard.

•

All of the non-management directors of the Company are independent under the Nasdaq standard. The independent directors are: John H. Bauer, Vartan Gregorian, Ph.D, Richard L. Love, Mary O. Mundinger, Dr. PH, Phillip M. Nudelman, Ph.D., and Frederick W. Telling, Ph.D.

•

James A. Bianco and Jack W. Singer, M.D are not independent by virtue of their positions as President and Chief Executive Officer of the Company and Executive Vice President, Chief Medical Officer, respectively.

Board of Directors and Committee Meetings

Our board of directors held seventeen meetings during the year ended December 31, 2007. Each of the directors attended at least 75% of the total number of meetings of the board of directors and of all committees of the board of directors during the time which they served, with the exception of Dr. Gregorian, who was unable to attend eight of the meetings of the board of directors. Our policy is to encourage attendance at the annual meeting of shareholders. All of our directors in office at the time of our 2007 Annual Meeting except for Dr. Gregorian were in attendance at our 2007 Annual Meeting.

The board of directors has three standing committees: an audit committee, a compensation committee and a nominating and governance committee.

Audit Committee

The audit committee has responsibility for assisting the board of directors in fulfilling its responsibilities related to our corporate accounting and reporting practices and the quality and integrity of our financial reporting. The composition of the audit committee and the attributes of its members, and the responsibilities of the audit committee as reflected in its charter adopted by our board of directors, are intended to be in accordance with Securities and Exchange Commission rules and Nasdaq listing requirements with regard to corporate audit committees. The board of directors has adopted a written charter for the audit committee, a copy of which was included as an appendix to our definitive proxy statement filed on May 14, 2003 and which is available on our website at www.celltherapeutics.com.

The audit committee held seven meetings during the year ended December 31, 2007. The audit committee currently consists of four non-employee directors: Mr. Bauer, Dr. Gregorian, Dr. Nudelman and Dr. Telling.

The board of directors has determined that each of the current members of the audit committee meets the requirements of “independence” as set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934, the rules and regulations promulgated by the Securities and Exchange Commission and the Nasdaq Global Market listing standards. Additionally, the board of directors has determined that Mr. Bauer qualifies as an “audit committee financial expert” as defined under the rules and regulations of the SEC and that he has accounting and related financial management expertise within the meaning of the Nasdaq Global Market listing standards.

Compensation Committee

The compensation committee has broad responsibility for assuring that our executive officers, including our chief executive officer, are effectively compensated in terms of salaries, supplemental compensation and benefits that are internally equitable and externally competitive. The compensation committee also administers our equity compensation plans and reviews and approves our compensation disclosure and analysis included in our annual report and proxy statement. The compensation committee held nine meetings during the year ended December 31, 2007. The compensation committee currently consists of three non-employee directors: Mr. Love, Dr. Nudelman and Dr. Telling, each of whom meets the requirements of independence as set forth in the rules and regulations promulgated by the Securities and Exchange Commission and the Nasdaq Global Market listing standards. The compensation committee has a written charter, which is available at our website at www.celltherapeutics.com.

Nominating and Governance Committee

The nominating and governance committee ensures that nominations to the Board of Directors are made such that the board of directors is properly constituted in addition to evaluating both the composition and governance of our board of directors and our corporate governance. The nominating and governance committee also oversees the board evaluation process. Two meetings of the nominating and governance committee were held during the year ended December 31, 2007. The nominating and governance committee currently consists of three non-employee directors: Dr. Gregorian, Dr. Mundinger and Dr. Nudelman, all of whom meet the independence requirements as set forth in the rules and regulations promulgated by the Securities and Exchange Commission and the Nasdaq Global Market listing standards. The nominating and governance committee has a written charter, which is available at our website at www.celltherapeutics.com.

Meetings of Non-Management Directors

Our non-management directors meet in executive session at each regularly scheduled board meeting, without management present.

Consideration of Director Nominees

A shareholder may recommend a person as a slate nominee for director by writing to the secretary of the Company. Director nominations and/or shareholder proposals pursuant to SEC Rule 14a-8 intended for inclusion in next year’s proxy statement should be sent to the Secretary of CTI at 501 Elliott Avenue West, Suite 400, Seattle, Washington 98119 and must be received by January 23, 2009. Under CTI’s bylaws, notice of any other shareholder proposal or the nomination of a candidate for election as a director to be made at the 2009 Annual Meeting of Shareholders (whether or not included in the proxy statement) must be received by March 21, 2009

(not less than 90 days prior to the first anniversary of the previous year’s annual meeting) and must comply with the bylaws. As set forth in the company’s bylaws, each notice of nomination should contain the following information: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the board of directors; and (e) the consent of each nominee to serve as a director of the company if so elected. All the director nominees named in the proxy statement met the board’s criteria for membership and were recommended by the nominating and governance committee for election by shareholders at this shareholder meeting.

The nominating and governance committee considers shareholder recommendations of nominees for election to the board of directors if they comply with the foregoing bylaw requirements and are accompanied by a comprehensive written resume of the recommended nominee’s business experience and background and a consent in writing signed by the recommended nominee that he or she is willing to be considered as a nominee and, if nominated and elected, he or she will serve as a director. Shareholders should send their written recommendations of nominees accompanied by the aforesaid documents to the principal executive offices of the company addressed to: Cell Therapeutics, Inc., 501 Elliott Avenue West, Suite 400, Seattle, Washington 98119, attention: Secretary.

Richard L. Love was appointed by the board of directors in September 2007 in connection with the July 2007 acquisition of Systems Medicine, Inc., pursuant to a recommendation from the nominating and governance committee, to fill a newly created position on the board of directors. The appointment of Mr. Love by the board of directors currently stands for ratification by the shareholders as part of Proposal 1. Mr. Love was interviewed by our chief executive officer, Dr. Bianco, and one of our non-management directors, Dr. Nudelman, and was recommended to the nominating and governance committee by Dr. Nudelman.

Communicating Concerns to Directors

Shareholders who wish to communicate with our directors to report complaints or concerns related to accounting, internal accounting controls or auditing may do so using the audit committee procedures for the receipt of such communication. The procedures allow submitting the complaint or concern either online or telephonically, with a more detailed description of the procedures set forth in our Whistleblower Policy which is available on our website at www.celltherapeutics.com.

Shareholders and other interested parties may communicate with our board of directors and the chairman on other matters by writing to Dr. Nudelman, c/o Cell Therapeutics, Inc., Vice President, Legal Affairs, 501 Elliott Avenue West, Suite 400, Seattle, Washington 98119. The Vice President, Legal Affairs will perform a legal review in the normal discharge of his duties to ensure that communications forwarded to Dr. Nudelman are appropriate. Items that are unrelated to the duties and responsibilities of the board of directors such as mass mailings, junk mail, personal employee complaints not related to accounting, internal controls, auditing or officer conduct (which are reviewed and forwarded by the Vice President, Legal Affairs pursuant to the terms of our Whistleblower Policy), inquiries regarding clinical trials or our operations generally, job inquiries, surveys, business solicitations or advertisements will not be forwarded to Dr. Nudelman. In addition, material that is threatening or similarly unsuitable will not be forwarded to Dr. Nudelman. Any communication that is relevant to the conduct of CTI’s business and is not forwarded will be retained for one year and made available to Dr. Nudelman and any other independent director on request. The independent directors have granted the Vice President, Legal Affairs discretion to decide what correspondence shall be forwarded to Dr. Nudelman and what shall be shared with CTI management, in all cases with specific instructions that any personal employee complaints be forwarded as set forth in our Whistleblower Policy. If items are forwarded to Dr. Nudelman, he will decide in his own discretion whether to circulate them to other board members.

Non-Employee Director Compensation

In 2006, our Board of Directors amended our 2003 Equity Incentive Plan (which was subsequently amended and restated as our 2007 Equity Incentive Plan) to provide grants of restricted stock awards and options to non-employee directors on their initial appointment to the Board of Directors and on the anniversary of the date such director joined the Board of Directors. Under that compensation arrangement, as adjusted to reflect our one-for-four reverse stock split in April 2007, each initial non-employee director was granted an option to purchase 6,000 shares of our common stock and a restricted stock grant of 625 shares, each of which vest on the one-year anniversary of the date of grant, continuing non-employee directors other than the chairman of the board received a grant of an option to purchase 3,000 shares of our common stock, which was fully vested on the date of grant, and a restricted stock grant of 625 shares, which vests on the one-year anniversary of the date of grant, and the chairman of the board was granted an option to purchase 3,750 shares of our common stock, which was fully vested on the date of grant, and a restricted stock grant of 625 shares, which vests on the one-year anniversary of the date of grant. This compensation policy was replaced in April 2007, however, certain of our non-employee directors received grants under this compensation program prior to the adoption of the new director compensation policy.

In April 2007, the Compensation Committee of the Board of Directors approved a new director compensation policy, certain portions of which were retroactively effective as of January 1, 2007 or April 1, 2007. Under that policy, in 2007 our non-employee directors received compensation as follows: (i) each new non-employee director is granted 3,000 shares of restricted stock and options to purchase 9,000 shares of the Company’s common stock upon joining the Company’s Board of Directors, each such grant to vest over three years in equal annual installments, subject to the non-employee director’s continued service to the Company through each vesting date; (ii) annually, each non-employee director is granted 3,000 shares of restricted stock and options to purchase 9,000 shares of the Company’s common stock, each such grant to vest in full upon the earlier of (x) the one year anniversary of the date of grant and (y) the date immediately preceding the date of the Annual Meeting of the Company’s shareholders for the year following the year of grant for the award, subject to the non-employee director’s continued service to the Company through the vesting date; (iii) the annual retainer for all non-employee directors is $25,000 ($52,500 for the then current chairperson of the Board of Directors), (iv) the annual retainer for the chairperson of each of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee is $10,000; and (v) non-employee directors receive fees of $2,000 for each Board meeting attended in person or via telephone and $1,000 for each Board committee meeting attended in person or via telephone. The following table sets forth the compensation to be paid to our non-employee directors under the director compensation policy:

	Annual Cash Retainer ($)	Meeting Fees ($)		Telephone Meeting Fees ($)
		Board	Committee	Board	Committee
Board Member, other than the Chairman of the Board	25,000	2,000		2,000
Chairman of the Board	52,500	2,000		2,000
Audit Committee Member			1,000		1,000
Audit Committee Chair	10,000		1,000		1,000
Compensation Committee Member			1,000		1,000
Compensation Committee Chair	10,000		1,000		1,000
Nominating and Governance Committee Member			1,000		1,000
Nominating and Governance Committee Chair	10,000		1,000		1,000

In addition, all non-employee directors are reimbursed for their expenses incurred in attending board meetings and committee meetings as well as other board-related travel and expenses.

In December 2007, in recognition of the significant dilution that had occurred due to share issuances necessary to raise additional capital, the Compensation Committee increased the annual equity grants to be made to non-employee directors under the director compensation policy to increase such directors’ ownership stake in the Company and more closely align their interests with the interests of the Company’s shareholders. Therefore, beginning with our 2008 Annual Meeting of the Shareholders, each non-employee director will receive 9,000 shares of restricted stock and an option to purchase 36,000 shares of common stock at an exercise price equal to the closing price of our common stock on the date of such meeting. Each such grant will vest in full on the earlier of (a) the one year anniversary of the date of grant and (b) the date immediately preceding the date of the Annual Meeting of the Company’s shareholders for the year following the year of grant for the award, subject to the non-employee director’s continued service to the Company through the vesting date. All compensation to non-employee directors under the director compensation policy other than the annual equity grants will remain the same.

In addition, in December 2007, in recognition of the dilution such directors had experienced during the preceding year, the Compensation Committee approved a one-time grant of 50,000 shares of restricted stock to each non-employee director, with such grant to vest on the one-year anniversary of the date of grant, or December 27, 2008.

During 2007, pursuant to our 2003 Equity Incentive Plan, which was amended and restated as our 2007 Equity Incentive Plan in September 2007, our non-employee directors received the following option grants:

Non-Employee Director	Date of Grant	Grant Type	Number of Options
John H. Bauer	9/25/2007	Annual Grant—Continuing Directors (1)	9,000
Vartan Gregorian	9/25/2007	Annual Grant—Continuing Directors (1)	9,000
Richard L. Love	9/21/2007	Initial Grant Upon Appointment—Director (2)	9,000
	9/25/2007	Annual Grant—Continuing Directors (1)	9,000
Mary O. Mundinger	4/9/2007	Annual Grant—Continuing Directors (3)	3,000
	9/25/2007	Annual Grant—Continuing Directors (1)	9,000
Phillip M. Nudelman	4/18/2007	Annual Grant—Continuing Directors (3)(4)	3,750
	9/25/2007	Annual Grant—Continuing Directors (1)	9,000
Frederick W. Telling	6/8/2007	Additional Grant Related to Initial Appointment as Director (5)	2,250
	9/25/2007	Annual Grant—Continuing Directors (1)	9,000

(1)	Option grant vests on the earlier of (a) the one year anniversary of the date of grant and (b) the date immediately preceding the date of the Annual Meeting of the Company’s shareholders for the year following the year of grant for the award, subject to the non-employee director’s continued service to the Company through the vesting date.
(2)	Option grant vests over three years in equal annual installments, subject to the non-employee director’s continued service to the Company through each vesting date.
(3)	Represents an anniversary grant made to the director pursuant to the prior director compensation policy still in place at the time of grant, as adjusted to reflect the one-for-four reverse stock split of our common stock on April 15, 2007. The option grant was fully vested on date of grant.
(4)	Due to a clerical error, the option grant made to Dr. Nudelman on April 18, 2007 was only for 3,000 shares. The Company intends to issue Dr. Nudelman an additional 750 shares in 2008 to correct the deficiency in the earlier grant.
(5)	Under the director compensation policy in place on the date of Dr. Telling’s appointment to the Board of Directors, Dr. Telling was entitled to a grant of an option to purchase 6,000 shares of common stock (as adjusted for the one-for-four reverse split of our common stock in April 2007). Dr. Telling’s initial grant was for an option to purchase 3,750 shares (as adjusted for the one-for-four reverse split of our common stock in April 2007). The Board of Directors approved a subsequent grant to Dr. Telling in June 2007 to correct the deficiency in his earlier grant. The option grant was fully vested on December 1, 2007, which was the first anniversary of Dr. Telling’s appointment to the Board of Directors.

Each of these options granted during 2007 had an exercise price that ranged from $3.56 to $6.80, as adjusted to reflect the one-for-four reverse split of our common stock on April 15, 2007, and was equal to 100% of the fair market value on the date of grant. These options have a term of ten years measured from the grant date, subject to early termination if the optionee ceases serving as a director.

During 2007, pursuant to our 2003 Equity Incentive Plan, which was amended and restated as our 2007 Equity Incentive Plan in September 2007, each non-employee director also received the following restricted stock awards:

Non-Employee Director	Date of Grant	Grant Type	Number of Shares
John H. Bauer	9/25/2007	Annual Grant—Continuing Directors (1)	3,000
	12/27/2007	One-Time Grant (2)	50,000
Vartan Gregorian	9/25/2007	Annual Grant—Continuing Directors (1)	3,000
	12/27/2007	One-Time Grant (2)	50,000
Richard L. Love	9/21/2007	Initial Grant Upon Appointment—Director (3)	3,000
	9/25/2007	Annual Grant—Continuing Director (1)	3,000
	12/27/2007	One-Time Grant (2)	50,000
Mary O. Mundinger	4/9/2007	Annual Grant—Continuing Director (4)	625
	9/25/2007	Annual Grant—Continuing Directors (1)	3,000
	12/27/2007	One-Time Grant (2)	50,000
Phillip M. Nudelman	4/18/2007	Annual Grant—Continuing Director (4)	625
	9/25/2007	Annual Grant—Continuing Directors (1)	3,000
	12/27/2007	One-Time Grant (2)	50,000
Frederick W. Telling	9/25/2007	Annual Grant—Continuing Directors (1)	3,000
	12/27/2007	One-Time Grant (2)	50,000

(1)	Shares vest on the earlier of (a) the one year anniversary of the date of grant and (b) the date immediately preceding the date of the Annual Meeting of the Company’s shareholders for the year following the year of grant for the award, subject to the non-employee director’s continued service to the Company through the vesting date.
(2)	Shares vest on the one-year anniversary of the date of grant.
(3)	Shares vest over three years in equal annual installments, subject to the non-employee director’s continued service to the Company through each vesting date.
(4)	Represents an anniversary grant made to the director pursuant to the prior director compensation policy still in place at the time of grant, as adjusted to reflect the one-for-four reverse stock split of our common stock on April 15, 2007. These shares vest on the one-year anniversary of the date of grant.

We provide liability insurance for our officers and directors. Our current coverage is through various underwriters, and extends until October 9, 2008.

2007 Non-Employee Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation (2)	Total ($)
John H. Bauer	74,125	7,232	4,475	—	85,832
Vartan Gregorian, Ph.D	58,375	8,397	4,475	—	71,247
Richard L. Love	15,986	5,048	6,200	—	27,234
Mary O. Mundinger, Dr. PH	56,000	8,317	14,379	—	78,696
Phillip M. Nudelman, Ph.D	102,250	7,913	12,995	—	123,158
Frederick W. Telling, Ph.D	77,750	8,076	8,338	—	94,164

(1)	The amounts in these columns reflect amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with Statement of Financial Standards (SFAS) No. 123R, “Share-Based Payment,” which requires that we recognize as compensation expense the value of all stock-based awards, including stock options granted in exchange for services over the requisite service period, which is typically the vesting period, without any reduction for risk of forfeiture. The stock and option awards included in this expense were granted from 2006 through 2007. There can be no assurance that the SFAS 123R amounts will ever be realized. For more information, see Note 13 in the Notes to Financial Statements contained in our Annual Report on Form 10-K filed with the SEC on March 26, 2008.
(2)	Certain directors and executive officers were accompanied by spouses or other family members on trips using chartered aircraft where the use of the chartered aircraft was primarily for business purposes. In those cases, the Compensation Committee has determined that the aggregate incremental cost to the Company is a de minimis amount, and as a result, no amount is reflected in the table.

The following table sets forth the aggregate number of stock awards and the aggregate number of option awards outstanding at December 31, 2007, for each of our directors as well as the Grant Date Fair Value of 2007 stock and option awards.

Name	Stock Awards Outstanding	Option Awards Outstanding	Grant Date Fair Value of 2007 Stock Awards ($)	Grant Date Fair Value of 2007 Option Awards ($)
John H. Bauer	53,000	18,000	105,750	16,887
Vartan Gregorian, Ph.D	53,000	29,250	105,750	16,887
Richard L. Love	56,000	18,000	116,970	35,600
Mary O. Mundinger, Dr. PH	53,625	32,750	110,000	26,790
Phillip M. Nudelman, Ph.D	53,625	33,726	109,406	25,406
Frederick W. Telling, Ph.D	53,000	15,000	105,750	20,750

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF

INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES

Summary

We are asking our shareholders to approve the amendment of our amended and restated articles of incorporation to (a) increase the number of authorized stock from 210,000,000 shares to 410,000,000 shares and (b) increase the number of shares of our common stock authorized for issuance from 200,000,000 shares to 400,000,000 shares. The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. The number of authorized shares of our preferred stock will not be affected by this amendment nor by any other Proposal considered at the shareholder meeting. The number of shares of our preferred stock will be maintained at 10,000,000.

Essentially all of our currently authorized common stock has been issued or is reserved for issuance upon exercise or conversion of existing derivative securities. In order to fund our operations, we need to raise cash from financing sources. One of the ways we raise such cash is by issuing shares and derivative securities from time to time. Without additional authorized common stock, we will be unable to raise the financing we need to maintain our operations. Other important corporate needs, including issuing stock-based incentive rewards to our employees, require additional authorized common stock as well.

Article II of our amended and restated articles of incorporation currently authorizes us to issue up to 210,000,000 shares of stock, 200,000,000 of which are designated as common stock, no par value, and 10,000,000 shares of which are designated as preferred stock, no par value. Our common stock is all of a single class, with equal voting, distribution, liquidation and other rights. As of May 14, 2008, 121,166,874 shares of common stock were issued and outstanding, 550 shares of our Series A preferred stock were outstanding, 5,218 shares of our Series B preferred stock were outstanding, 6,284 shares of our Series C preferred stock were outstanding, 1,000 shares of our Series D preferred stock were outstanding, 9,000 shares of our Series E preferred stock were outstanding, 3,577,106 shares of common stock were reserved for issuance under our 1994 Equity Incentive Plan, 2007 Equity Incentive Plan and the Novuspharma S.p.A. Stock Option Plan, 250,000 shares of common stock were reserved for issuance under our 2007 Employee Stock Purchase Plan, warrants to purchase 46,806,940 shares of our common stock were issued and outstanding, of which 3,469,999 will become exercisable in June 2008 and an additional 28,481,012 will not be exercisable unless the increase in authorized shares pursuant to this Proposal 2 is approved, 199,100 shares of our common stock were reserved for issuance upon conversion of our 5.75% convertible senior subordinated notes due June 15, 2008, 20,924 shares of our common stock were reserved for issuance upon conversion of our 5.75% convertible subordinated notes due June 15, 2008, 1,021,297 shares of our common stock were reserved for issuance upon conversion of our 4% convertible senior subordinated notes due July 1, 2010, 665,647 shares of our common stock were reserved for issuance upon conversion of our 6.75% convertible senior notes due October 31, 2010, 4,002,574 shares of our common stock were reserved for issuance upon conversion of our 7.5% convertible senior notes due April 30, 2011, 7,666,667 shares of our common stock were reserved for issuance upon conversion of our 5.75% convertible senior notes due December 15, 2011, 8,216,316 shares of our common stock were reserved for issuance upon conversion of our 9% convertible senior notes due March 4, 2012, 24,555,296 shares of our common stock were reserved for issuance upon conversion of our 13.5% convertible senior notes due April 30, 2014, 82,212 shares of our common stock were reserved for issuance upon conversion of our Series A preferred stock, 775,334 shares of our common stock were reserved for issuance upon conversion of our Series B preferred stock, 1,611,289 shares of our common stock were reserved for issuance upon conversion of our Series C preferred Stock, 382,775 shares of our common stock were reserved for issuance upon conversion of our Series D preferred stock and 11,392,405 shares of our common stock may be issued upon conversion of our Series E preferred stock. Of the warrants described above, warrants to purchase an aggregate of 28,481,012 shares of common stock issued in connection with the issuance of our Series E preferred stock and 13.5% notes due 2014, are not currently exercisable and will not be exercisable in accordance with their terms until we have a sufficient increase in the authorized shares of common stock to allow exercise. We also issued a warrant to purchase derivative securities in connection with that financing, discussed in more detail below, however, such derivative securities also could not be exercisable absent an increase in our authorized common stock. Adoption of this proposed amendment would not affect the rights of the holders of our currently outstanding common stock.

We anticipate that we may issue additional shares of common stock in the future in connection with one or more of the following:

•	corporate transactions, such as stock splits or stock dividends;

•	financing transactions, such as public or private offerings of common stock or convertible securities;

•	debt or equity restructuring or refinancing transactions, such as debt exchanges or offerings of new convertible debt or modifications to existing securities;

•	acquisitions;

•	strategic investments;

•	partnerships, collaborations and other similar transactions;

•	our stock incentive plans; and

•	other corporate purposes that have not yet been identified.

On April 30, 2008, for an aggregate purchase price of $64,580,696 we issued 9,000 shares of our Series E preferred stock, $36 million in principal amount of our 13.5% Senior Convertible Notes due 2014, warrants to purchase (for $0.95 per share) up to 28,481,012 shares of our common stock and a warrant to purchase (for $1,000 per unit) up to 67,500 units consisting of $1,000 principal amount of three-year 12.5% Senior Convertible Notes (convertible at any time at the election of the holder into 1265.8 shares of common stock per $1,000 in principal amount of notes) and additional warrants to purchase an aggregate number of shares of common stock equal to 50% of the number of shares of common stock underlying the 12.5% convertible notes issued on exercise of that warrant. Each share of our Series E preferred stock can be converted at any time at the election of the holder into shares of our common stock at a conversion rate of approximately 1265.8 shares of common per share of Series E preferred stock, which equates to approximately $0.79 per share of common stock; provided, however that the holder of the Series E preferred stock cannot convert shares of Series E preferred stock if after giving effect to such conversion the holder would hold, in the aggregate, more than 9.99% of our common stock. The 13.5% convertible notes are also convertible at any time at the election of the holder into 1265.8 shares of common stock per $1,000 in principal amount of notes, also subject to a limitation on conversion if the holder of the note would own, after giving effect to the conversion, more than 9.99% of our common stock. The noteholder will also receive, upon any such conversion, a cash make-whole payment of all interest which would have accrued during the scheduled term of the note and which has not already been paid. In addition, on or after May 31, 2008 and prior to October 31, 2008, the holder of the Series E preferred stock will have the right to exchange all 9,000 shares of Series E preferred stock (but not less than all of such shares) for additional 13.5% convertible notes with a principal amount equal to the sum of the 9,000 Series E Preferred stock shares’ $9,000,000 stated value plus any accrued but unpaid dividends on such shares of Series E Preferred stock.

The indicated number of shares of common stock underlying those April 30, 2008 derivative securities are as follows:

Derivative Security	Underlying Common Shares
$36 million of 13.5% Senior Convertible Notes	45,569,620
9,000 shares of Series E Preferred Stock	11,392,405
28,481,012 common stock purchase warrants	28,481,012
“B Warrant”:
—$67.5 million of 12.5% Senior Convertible Notes	85,443,038
—associated common stock purchase warrants	42,721,519

TOTAL	213,607,594

The purchase price for the transaction on April 30 included $5.25 million credited to the purchaser of the securities in exchange for cancellation of $5.25 million in principal amount of our 9% convertible notes due 2012 and related warrants to purchase common stock. $36.46 million of the April 30 cash proceeds was deposited in an escrow account to be used to make interest payments and make-whole payments on the 13.5% convertible notes. Make-whole payments of $810 per $1,000 principal amount, less any interest previously paid on such notes, must be paid on the conversion or redemption of the 13.5% convertible notes. The remaining $22.9 million in proceeds received in the offering, before fees and expenses to be paid in connection with the offering, is intended to be used to retire the remaining balance of our 2008 senior and junior convertible notes due in June 2008 of approximately $10.7 million, to acquire access to Bayer-Schering’s Phase III “FIT” trial data to submit an sBLA for label expansion of Zevalin in the United States, and for working capital and general corporate purposes.

The warrants to purchase common stock issued in the April 30 transaction have an exercise price of $0.95 per share, however, those warrants are not currently exercisable and will not be exercisable in accordance with their terms until we have a sufficient increase in the authorized shares of common stock to allow exercise. In addition, while the other warrant issued in that transaction to purchase up to $67.5 million in additional derivative securities in the form of 12.5% convertible senior promissory notes and common stock purchase warrants is immediately exercisable, none of the derivative securities underlying that warrant will be able to be converted or exercised unless we have additional authorized shares. The Company also has the right on or before June 15, 2008 (or in some cases July 4, 2008), to require a “second closing” at which the purchaser of the Series E preferred stock and the 13.5% senior convertible notes would be required, depending on the Company’s common stock market price at the time, either to purchase $5,000,000 in additional common stock and common stock purchase warrants or to exercise $8,000,000 of the warrant for units consisting of three-year 12.5% senior convertible notes and common stock purchase warrants. Any common stock purchase warrants issued in such a second closing would also be exercisable only on approval of an increase in the authorized shares of common stock of the Company. As of May 14, 2008, we had approximately 10,947,374 authorized, unissued and unreserved shares of common stock. However, no reserve has been established for 3,469,999 shares of common stock issuable upon warrants that will become exercisable in June 2008 or for shares of common stock issuable upon conversion of the Series E preferred stock.

In order to support the financing contemplated by the April 30, 2008 transaction and to provide our board of directors with certainty and flexibility to undertake transactions to support our future business growth, our board of directors deems it is in the best interests of our shareholders and the Company to increase the number of authorized shares of our common stock.

In addition to our periodic discussions regarding fund raising opportunities we also engage in periodic discussions with potential partners, strategic investments and acquisition candidates, including product lines, as part of our business model. If any of these discussions came to a definitive understanding, it is possible that we could use some or all of the newly authorized shares in connection with one or more such transactions subsequent to the increase in the number of authorized shares. We also plan to continue to issue shares of our common stock pursuant to our stock incentive plans subsequent to the increase in the number of authorized shares. Subject to the above, however, as of May 14, 2008, we have no plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock in connection with one or more such transactions subsequent to the increase in the number of authorized shares.

Vote Required and Board of Directors’ Recommendation

Approval of the amendment to our amended and restated articles of incorporation requires the affirmative vote of a majority of the votes held by holders of our common stock, our Series A preferred stock, Series B preferred stock, Series C preferred stock, Series D preferred stock and Series E preferred stock that are entitled to vote at the shareholder meeting. The holders of our common stock, the holders of our Series A preferred stock, the holders of our Series B preferred stock, the holders of our Series C preferred stock, the holders of our Series D preferred stock and the holders of our Series E preferred stock will vote together as a single class.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE PROPOSAL TO AMEND OUR ARTICLES OF

INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES.

If this Proposal 2 is adopted, the additional authorized shares of common stock would become issuable upon the approval of our board of directors at such times, in such amounts, and upon such terms as our board of directors may determine, without further approval of the shareholders, unless such approval is expressly required by applicable law, regulatory agencies, the Nasdaq Stock Market, the MTA or any other exchange or quotation service on which our common stock may then be listed. Furthermore, current shareholders will have no preemptive rights to purchase additional shares. Shareholder approval of this amendment will not, by itself, cause any change in our capital accounts. However, any future issuance of additional shares of common stock authorized pursuant to this Proposal 2, including shares issuable on exercise of the warrants that will become exercisable only on approval of an increase in authorized shares, would ultimately result in dilution of existing shareholders’ equity interests.

The proposed form of amended and restated articles of incorporation is attached to this proxy statement as Appendix A, and includes changes as set forth in Proposals 2 and 3, in addition to generally amending and restating our articles of incorporation into one document for ease of reference and clarity. If Proposal 2 is adopted but Proposal 3 is not adopted, the amended and restated articles of incorporation will reflect only the change in authorized shares. If the proposed amended and restated articles of incorporation are adopted, they will become effective upon filing of our Amended and Restated Articles of Incorporation with the Secretary of State of the State of Washington.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO OUR

ARTICLES OF INCORPORATION

TO DECREASE THE QUORUM REQUIREMENT

Summary

We are seeking your approval of a proposal to amend our articles of incorporation to reduce the quorum required for shareholder meetings from a majority to one-third (1/3) of outstanding shares entitled to vote.

Section 23B.07.250(1) of the Washington Business Corporation Act states that “unless the articles of incorporation or this title provide otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.” Our restated articles of incorporation, as amended, do not currently provide for a quorum consisting of less than a majority of votes entitled to be cast on the matter by the voting group. Therefore, currently, a quorum for a shareholder meeting must constitute a majority of the shares entitled to vote on any given proposal. However, due to our acquisition of Novuspharma S.p.A., a large number of our shares are widely distributed among a large number of small shareholders, and the vast majority of our shares are beneficially owned by shareholders resident in Italy. Privacy requirements in Italy mandate that the identities of shareholders who hold their shares through non-U.S. banks and brokers have a right to remain anonymous and we can only communicate with such shareholders regarding shareholder meetings through publications in newspapers and other public media in Italy. Due to this dispersement of our shareholder base and privacy requirements, we believe it has become considerably more difficult to contact sufficient numbers of shareholders with proxy materials to ensure a sufficient response by return of proxies and shareholders voting their shares in person to constitute a quorum for future shareholders meetings.

In 2006, we were unable to hold either of our scheduled annual shareholder meetings because we could not obtain a quorum. In 2007, a number of banks in Italy who are part of the Monte Titoli system and who hold shares of CTI for the accounts of Italian shareholders agreed to participate in a custody transfer arrangement pursuant to which the participating banks temporarily transferred most of the shares of CTI held by such bank to an affiliate U.S. broker-dealer on the record date such that the shares were deemed to be held of record by the U.S. broker-dealer on the record date. Due to this custody transfer arrangement, the U.S. broker-dealer then has the ability to vote those shares, in the absence of instructions to the contrary from the Italian shareholders holding such shares, on certain routine shareholder proposals under the rules of the New York Stock Exchange which govern NYSE-member broker voting of proxies where there are no instructions from beneficial owners. Using this custody transfer arrangement, we were able to hold two special meetings and one annual meeting in 2007 and early 2008. However, in the past 12 months the percentage of our shares that are held by our Italian shareholders has increased, as well as the percentage of shares our shares held through intermediaries of Monte Titoli who do not participate in the custody transfer arrangement. Therefore, we have found it increasingly challenging to obtain quorum even with the custody transfer arrangements in place.

In the event a quorum is not met, a new time and location for any shareholders meeting will have to be set and new notices for the meeting mailed, which may still not result in a quorum, as was the case in 2006. Preparing proxy materials and the costs that accompany any proxy solicitation, including costs related to printing, translating and mailing proxy materials to shareholders, is a large expense. We believe that reducing the quorum requirement to one-third of the shares entitled to vote on a proposal will markedly reduce, although not eliminate, the risk of failing to contact a sufficient number of shareholders and consequently of not obtaining quorum for any particular shareholders meeting. As a result, in accordance with Section 23B.07.270(1) of the Washington Business Corporation Act, we propose to amend the articles of incorporation to provide that a quorum for any shareholder meeting be one third (1/3) rather than a majority of the shares entitled to vote. Specifically, Section 23B.07.270(1) of the Washington Business Corporation Act provides that “The articles of incorporation may provide for a greater or lesser quorum, but not less than one-third of the votes entitled to be cast, for shareholders, or voting groups of shareholders, than is provided for by this title.”

If this proposal is adopted, a new Article VI shall be added to the amended and restated articles of incorporation of CTI and the current Articles VI and VII shall be renumbered as Article VII and VIII, respectively. The text of the amendment will read in full as follows:

“Article VI. Shareholder Meeting Quorum. A quorum for any shareholder meeting shall be at least one third (1/3) of the shares entitled to be cast.”

Our board of directors has unanimously approved, contingent upon shareholder approval of this Proposal 3, an amendment to our bylaws to make the quorum requirements of our bylaws consistent with the proposed one-third quorum requirement of our proposed amended and restated articles of incorporation.

The proposed form of amended and restated articles of incorporation is attached to this proxy statement as Appendix A, and includes the proposed amendments as set forth in Proposals 2 and 3, in addition to generally restating our articles of incorporation into one document for ease of reference and clarity. If Proposal 3 is adopted but Proposal 2 is not adopted, the amended and restated articles of incorporation will reflect only the change in the quorum requirement. If the proposed amended and restated articles of incorporation are adopted, they will become effective upon filing of our Amended and Restated Articles of Incorporation with the Secretary of State of the State of Washington.

Vote Required and Board of Directors’ Recommendation

Approval of the amendment to our amended and restated articles of incorporation requires the affirmative vote of a majority of the votes held by holders of our common stock, Series A preferred stock, Series B preferred stock, Series C preferred stock, Series D preferred stock and Series E preferred stock that are entitled to vote at the shareholder meeting, voting together as a single class.

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSAL TO

AMEND OUR ARTICLES OF INCORPORATION TO REDUCE THE QUORUM REQUIREMENT AND RECOMMENDS CTI SHAREHOLDERS VOTE “FOR” THE AMENDMENT AND CORRESPONDING AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION TO REDUCE THE QUORUM REQUIREMENT

FROM A MAJORITY TO ONE-THIRD OF THE SHARES ENTITLED TO VOTE.

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT THE DISCRETION OF THE BOARD OF DIRECTORS

Summary

We are seeking your approval for an amendment of our Amended and Restated Articles of Incorporation to authorize our Board of Directors to effect a reverse stock split of our outstanding common stock in the range of one-for-two to one-for-ten without further approval of our shareholders, upon a determination by our Board of Directors, in consultation with our investment bankers, that such a reverse stock split is in the best interest of the Company and our shareholders.

Our common stock is presently listed on the Nasdaq Global Market. In March 2008, our stock price began trading below $1.00 per share and remained below that threshold for more than 30 days, resulting in a notification in April 2008 from the Nasdaq Stock Market, which oversees the Nasdaq Global Market, that unless we are able to raise our stock price above $1.00 per share for a minimum of 10 days prior to October 13, 2008, our common stock may be delisted from the Nasdaq Global Market. In addition, our investment bankers have advised that it may be in the best interests of the Company to increase the per-share price of our common stock through a reverse stock split in order to attract different investors in future financings and in regular market trading. As a result, the Board of Directors has determined that it may be in the best interest of the Company to effect a reverse stock split in the near future in an effort to increase the per-share price of the Company’s common stock. As such, we are asking our shareholders to approve an amendment to our Amended and Restated Articles of Incorporation authorizing a reverse stock split in the range of one-for-two to one-for-ten and granting the Board of Directors the discretion to effect the reverse stock split within this range at any time and at such ratio that it determines appropriate. Further discussion of the reasons for, and possible consequences of, the reverse stock split can be found below in the subsections titled “Reasons for the Reverse Stock Split” and “Possible Effects of the Reverse Stock Split.”

If this proposal is approved, the Board of Directors will have the authority, but not the obligation, in its sole discretion and without any further action on the part of the shareholders, to effect, at any time it believes to be most advantageous to the Company and its shareholders, a reverse stock split in the range of one-for-two to one-for-ten. This Proposal would give the Board the authority to implement one, but not more than one, of the possible reverse stock splits. A reverse stock split would be effected by the filing of the Amended and Restated Articles of Incorporation with the Secretary of State of the State of Washington. The Board of Directors will have the ability to decline to file the Amended and Restated Articles of Incorporation without further shareholder action if it subsequently determines that a reverse stock split is no longer in the best interest of the Company.

If the reverse stock split is effected, the number of shares of common stock owned by each shareholder will be reduced by the same proportion as the reduction in the total number of shares of common stock outstanding, so that the percentage of the outstanding common stock owned by each shareholder after the reverse stock split will remain approximately the same as the percentage owned before the reverse stock split. The proportions may not be exactly the same due to the treatment of fractional shares that may result from the reverse stock split. The proposed reverse stock split will reduce the number of shares of outstanding common stock; however, it will not have the effect of reducing the number of shares of authorized common stock. Therefore, the reverse stock split would in effect create “headroom” in the form of more available authorized but unissued shares of common stock. Assuming passage of Proposal 2, the Company does not have any plan, commitment, arrangement, understanding or agreement, written or oral, to utilize such “headroom” to issue common stock. However, in the event we did not receive shareholder approval of Proposal 2 to increase the number of shares of authorized stock and did receive shareholder approval of this Proposal 4, certain derivative securities issued in or issuable as a result of our April 30, 2008 financing transaction may be able to be converted into or exercised for common stock as a direct result of such additional “headroom,” depending in part on the size of the reverse stock split. For a more complete discussion of those securities, please see the discussion relating to the securities issued in our April 30 financing transaction on pages 17-18 of this proxy statement.

The reverse stock split will not affect any shareholder’s proportionate voting power, except to a minor extent due to the handling of fractional shares.

Although the number of shares of the Company’s Preferred Stock will not be affected, if and when the reverse stock split is effected, each series of the Preferred Stock will have a new conversion ratio based upon the reverse stock split and the Company will prepare a notice of such adjustment of the conversion price setting forth the adjusted conversion price and the effective date that such adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the holders of the Preferred Stock.

The Company has granted options to purchase the Company’s common stock and restricted stock awards to its employees as authorized by the 1994 Equity Incentive Plan, the Novuspharma Plan and the 2007 Equity Incentive Plan. In addition, the Company’s 2007 Employee Stock Purchase Plan (the “2007 ESPP”) allows eligible employees to purchase Company common stock at a discount. The Company will continue to grant options to purchase Company common stock and awards of restricted stock to its employees as authorized by the 2007 Equity Incentive Plan and will continue to allow employees to purchase Company common stock under the 2007 ESPP. The terms of each of the plans provide for appropriate adjustment in the number and class of shares reserved for granting of awards and in the number, class and prices of shares covered by the awards granted pursuant to the plans but not yet exercised. If the reverse stock split is implemented, the Board of Directors or the applicable plan administrator will take the above-mentioned appropriate action(s).

As the Company’s common stock is registered under the Security Exchange Act of 1934 (the “1934 Act”), the Company is subject to the reporting and other requirements of the 1934 Act. The reverse split, if implemented, will not affect the registration of the Company’s common stock under the 1934 Act or our reporting or other requirements thereunder. Our common stock is currently traded on the Nasdaq Global Market under the symbol “CTIC” subject to our continued satisfaction of the Nasdaq Global Market listing requirements. While the primary reason for the proposed reverse stock split is to meet the continued listing requirements of the Nasdaq Global Market, there can be no assurance that the Company’s common stock will continue to be listed on the Nasdaq Global Market or that we will be able to conform to all applicable listing requirements. Further, as the reverse stock split is also being considered for strategic purposes relating to potential financings, the reverse stock split may, if effected by the Board, occur whether or not the Company’s common stock continues to be listed on the Nasdaq Global Market.

Reasons for the Reverse Stock Split

Complying with the continuing listing requirements for the Company’s common stock on the Nasdaq Global Market is the primary reason for the reverse stock split. Based upon the current market price of our common stock, the Company does not satisfy the $1.00 minimum bid price requirement necessary for such a listing. In addition, our investment bankers have advised us that it may be advantageous to increase the per-share price of our stock through a reverse stock split to appeal to a broader range of investors in potential future financing transactions. Consequently, the Board of Directors intends to amend the Amended and Restated Articles of Incorporation to authorize a reverse stock split and to subsequently effect such a reverse stock split only if it believes that a decrease in the number of shares outstanding is likely to improve compliance with the Nasdaq Global Market listing standards or make the Company’s stock more attractive to potential investors for future financings. A reverse stock split would result in a recapitalization intended to increase the per share value of the Company’s common stock. However, even if the Company effects the reverse stock split, there can be no assurance of either an immediate or a sustainable increase in the per share trading price of our common stock.

Our Board of Directors believes that a reverse stock split would also be beneficial for the following reasons:

•

It could heighten the interest of the financial community in the Company and potentially broaden the pool of investors that may consider investing in the Company by increasing the trading price of our common stock and decreasing the number of outstanding shares of our common stock;

•

It could help to attract institutional investors who have internal policies that either prohibit them from purchasing stocks below a certain minimum price or tend to discourage individual brokers from recommending such stocks to their customers.

•

It may also encourage investors who had previously been dissuaded from purchasing our Company’s common stock because commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks.

Text of the Proposed Amendment

If the Board determines to effect the reverse stock split upon the approval of the proposal by the shareholders, the Company proposes to amend the Certificate of Incorporation by adding a second paragraph of Article II as follows:

“Effective at the close of business, Pacific Time, on                     ,                     , each                     (    ) outstanding shares of the Corporation’s Common Stock will be exchanged and combined, automatically, without further action, into one (1) share of Common Stock. At the effective time, there shall be no change in the number of authorized shares, including the number authorized for each class of shares, which the Corporation shall have the authority to issue.”

Possible Effects of the Reverse Stock Split

•

Once the reverse stock split is implemented, Company common shareholders will own a fewer number of shares than they currently own. Although the Board expects that the reduction in outstanding shares of common stock will result in an increase in the per share price of the Company’s common stock, there is no assurance that such a result will occur. Nor is there any assurance that the reverse stock split will result in a permanent increase in the per share price, which can be dependent on several factors.

•	Should the per share price of our common stock decline upon implementation of the reverse stock split, the percentage decline may be greater than would occur in the absence of the reverse split.

•

The anticipated resulting increase in per share price of the Company’s common stock is expected to encourage interest in the Company’s common stock and possibly promote greater liquidity for our shareholders. However, such liquidity could also be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

•

The reverse stock split could be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. It is often the case that the reverse-split adjusted stock price and market capitalization of companies that effect a reverse stock split decline.

•

The primary purpose for the proposed reverse stock split is to comply with the continued listing standards for the Nasdaq Global Market (or, in the event we seek to transfer listing of our common stock to the Nasdaq Capital Market, the requirements of the Nasdaq Capital Market). However, there can be no assurance that the reverse stock split alone will guarantee our continued listing on the Nasdaq Global Market or the Nasdaq Capital Market. If we are unable to continue to list our common stock on the Nasdaq Global Market or the Nasdaq Capital Market, our liquidity may be negatively affected.

•

The number of shares held by each individual shareholder will be reduced if the reverse stock split is implemented. This will increase the number of shareholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to shareholders selling “odd lots” are higher on a per share basis. Consequently, the reverse stock split could increase the transaction costs to existing shareholders in the event they wish to sell all or a portion of their shares.

Procedures for Effecting the Reverse Stock Split and Filing Amended and Restated Certificate of Incorporation

If the shareholders approve the reverse stock split and the Board of Directors subsequently determines that it is in the Company’s best interests to effect a reverse stock split, the amendment of our Articles of Incorporation will become effective upon the filing of Amended and Restated Articles of Incorporation with the Secretary of State of the State of Washington. The actual timing of any such filing will be made by the Board at such time as the Board believes to be most advantageous to the Company and its shareholders.

Payment for Fractional Shares

No fractional shares of common stock would be issued as a result of the reverse stock split, if any. Instead, each shareholder otherwise entitled to a fractional share would be entitled, upon surrender of the applicable stock certificate(s), to receive a cash payment (without interest) in lieu of such fractional share.

Exchange of Pre-Reverse Stock Split Shares with Post-Reverse Stock Split Shares

Upon implementing the reverse stock split, if any, our transfer agent will act as our exchange agent to act for holders of common stock in implementing the exchange of their pre-reverse stock split shares for post-reverse stock split shares.

Registered Book Entry Shareholder. Holders of common stock holding all of their shares electronically in book-entry form with the Company’s transfer agent do not need to take any action (the exchange will be automatic) to receive post-reverse stock split shares or cash payment in lieu of any fractional share interest (as described above under “Payment for Fractional Shares”), if applicable.

Registered Certificated Shareholder. Some of our shareholders hold their shares in certificate form or a combination of certificate and book-entry entry form. If any of your shares are held in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse stock split shares to the transfer agent. Upon receipt of your pre-reverse stock split certificate(s), you will be issued the appropriate number of shares electronically in book-entry form under the Direct Registration System (“DRS”), and if you are entitled to a payment in lieu of any fractional share interest, payment will be made as described above under “Payment for Fractional Shares.” No new shares in book-entry form will be issued and no payment in lieu of any fractional share interest will be made to you until you surrender your outstanding pre-reverse stock split certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent. At any time after receipt of your DRS statement, you may request a stock certificate representing your ownership interest.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.

Accounting Adjustments

Adjustments to our financial statements to reflect the reverse stock split, if any, are expected to be minimal as our common stock does not have par value. Our stockholders’ equity, in the aggregate, will remain unchanged. Our historical earnings per share data would also be restated to reflect the reverse stock split.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary of the federal income tax consequences of a reverse stock split, if any, is for general information only. The summary does not address shareholders subject to special rules, such as persons who acquired shares of the Company’s common stock in compensatory transactions, certain financial institutions, tax-exempt entities, regulated investment companies, insurance companies, partnerships or other pass-through entities, persons who are not U.S. citizens or taxed as U.S. resident aliens, persons subject to the alternative minimum tax, traders in securities that elect to use a mark-to-market method of accounting, individual retirement accounts or tax-deferred accounts, dealers in securities or currencies, persons holding shares in connection with a hedging transaction, “straddle,” conversion transaction or a synthetic security or other integrated transaction, and shareholders whose “functional currency” is not the U.S. dollar. This summary is based on current law, including the Internal Revenue Code of 1986, as amended (the “Code”), administrative pronouncements, judicial decisions, existing and proposed Treasury Regulations, and interpretations of the foregoing, all as of March 31, 2008. All of the foregoing authorities are subject to change (possibly with retroactive effect) and any such change may result in U.S. federal income tax consequences to a stockholder that are materially different from those described below. This summary does not address tax considerations under state, local, foreign, and other laws.

Federal Income Tax Consequences to the Company

No gain or loss will be recognized by the Company as a result of the reverse stock split.

Federal Income Tax Consequences to the Shareholders

The reverse stock split is intended to constitute a reorganization within the meaning of section 368 of the Code. Accordingly, a shareholder generally will not recognize gain or loss for U.S. federal income tax purposes on the reverse stock split (except with respect to any cash received in lieu of a fractional share as described below). The aggregate adjusted basis of the post-reverse stock split shares will be the same as the aggregate adjusted basis of the pre-reverse stock split shares exchanged therefor (excluding any portion of the shareholder’s basis allocated to fractional share interests), and the holding period(s) of the post-reverse stock split shares received will include the shareholder’s respective holding period(s) for the pre-reverse stock split shares exchanged.

Because the cash payment for fractional share interests represents a mere mechanical rounding off incident to the recapitalization, a shareholder who receives cash for fractional shares should generally recognize gain or loss, as the case may be, for U.S. federal income tax purposes measured by the difference between the amount of cash received and the tax basis of such shareholder’s pre-reverse stock split shares corresponding to the fractional share interest. Such gain or loss will be capital gain or loss (if such stock was held as a capital asset), and any such capital gain or loss will generally be long-term capital gain or loss to the extent such shareholder’s holding period exceeds 12 months. The deductibility of capital losses may be subject to certain limitations.

Backup Withholding

A non-corporate shareholder may be subject to backup withholding at a 28% rate on cash payments received pursuant to the reverse stock split unless such shareholder provides a correct taxpayer identification number to his or her broker or to the Company and otherwise complies with applicable requirements of the backup withholding rules. Backup withholding is not an additional U.S. federal income tax. Rather, any amount withheld under these rules will be creditable against the shareholder’s U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO HIM OR HER OF A REVERSE STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND/OR FOREIGN INCOME TAX AND OTHER LAWS.

Vote Required and Board of Directors’ Recommendation

Approval of the amendment to our amended and restated articles of incorporation to effect a reverse stock split requires the affirmative vote of a majority of the votes held by holders of our common stock, Series A preferred stock, Series B preferred stock, Series C preferred stock, Series D preferred stock and Series E preferred stock that are entitled to vote at the shareholder meeting, voting together as a single class.

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT THE DISCRETION OF THE BOARD OF DIRECTORS AND RECOMMENDS CTI SHAREHOLDERS VOTE “FOR” THE AMENDMENT AND CORRESPONDING AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT THE DISCRETION OF THE BOARD OF DIRECTORS.

PROPOSAL 5

APPROVAL OF AN AMENDMENT TO OUR

2007 EQUITY INCENTIVE PLAN

Summary

We are asking our shareholders to approve an amendment to the 2007 Equity Incentive Plan, or the 2007 Plan, to increase the maximum number of shares authorized for issuance under the 2007 Plan by 10,000,000 shares, to a total of 16,610,822 shares. As of May 14, 2008 this increase represents approximately 8.3% of our outstanding common stock. If Proposal 4 to authorize a reverse stock split is also approved and later implemented, the number of shares authorized for issuance under the 2007 Plan—including the shares added to the 2007 Plan under this Proposal, if approved—would be proportionately reduced.

The current 2007 Plan was approved by the Company’s shareholders at the 2007 annual meeting. In 2008 the Board of Directors determined that it was advisable to increase the maximum number of shares available for issuance under the 2007 Plan in recognition of the significant dilution of our common stock in the past 12 months due to share issuances necessary to raise additional capital and complete certain strategic acquisitions which has in turn lowered the benefit to award recipients of outstanding awards and necessitated awards of a greater number of shares to achieve the same retention and incentive benefits. As of May 14, 2008, there are 1,402,611 shares remaining available for issuance under the 2007 Plan. On April 29, 2008, the Board of Directors adopted an amendment to the 2007 Plan, subject to shareholder approval, to increase the maximum number of shares of common stock authorized for issuance under the 2007 Plan by 10,000,000 shares.

The proposed amendment would facilitate our ability to continue to grant stock options and other awards, which are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we must compete. Our employees are our most valuable asset, and such awards are crucial to our ability to motivate individuals in our service to achieve our goals. We strongly believe that the approval of the proposed amendment to the 2007 Plan is instrumental to our continued success.

Vote Required and Board of Directors’ Recommendation

Approval of the amendment to the 2007 Plan to increase the number of shares authorized for issuance under the plan requires the affirmative vote of the holders of a majority of the shares of our common stock that are voting on this Proposal 5 in person or by proxy and entitled to vote at the shareholder meeting. In the event the shareholders fail to approve the amendment to the 2007 Plan, the 2007 Plan will continue in operation pursuant to its terms with no change to the number of shares authorized for issuance under the plan. In addition, whether or not the amendment to the 2007 Plan is approved, the board of directors may, pursuant to the terms of the 2007 Plan and subject to the rules of the Nasdaq Global Market, make any other changes to the 2007 Plan that it feels would be in our and our shareholders’ best interests.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

APPROVAL OF THE AMENDMENT TO THE 2007 EQUITY INCENTIVE PLAN.

Summary of the 2007 Plan

The following is a summary of the principal features of the 2007 Plan and its operation. Because it is not a complete description of all of the terms and conditions of the 2007 Plan, the summary is qualified in its entirety by reference to the full text of the 2007 Plan as set forth in Appendix B. Except for the proposed amendment described above in this Proposal 5, the Company’s shareholders are not being asked to approve any other amendments to the 2007 Plan.

Background and Purpose of the 2007 Plan

The 2007 Plan is intended to attract, motivate and retain employees, consultants and non-employee directors and to encourage their stock ownership in the Company.

Types of Awards Granted under the 2007 Plan

The 2007 Plan permits the grant of the following types of incentive awards: (1) stock options, including incentive stock options and nonqualified stock options, (2) stock appreciation rights, (3) restricted stock, (4) restricted stock units and (5) cash awards (individually, an “Award”).

Administration of the 2007 Plan

A committee of at least two non-employee members of our board of directors (the “Committee”) administers the 2007 Plan. To make grants to certain of our officers and key employees, the members of the Committee must qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, and as “outside directors” under Section 162(m) of the Internal Revenue Code (so that we can receive a federal tax deduction for certain compensation paid under the 2007 Plan).

Subject to the terms of the 2007 Plan, the Committee has the discretion to select the employees, consultants and directors who will receive Awards, to determine the terms and conditions of such Awards (for example, the number of shares subject to an Award, the exercise price, and vesting schedule), to interpret the provisions of the 2007 Plan and outstanding Awards, to amend outstanding Awards (including the authority to accelerate vesting), to extend an option’s post-termination exercise period (but not beyond the original option term), to adopt procedures and subplans as are necessary or appropriate to permit participation in the 2007 Plan by employees and directors who are foreign nationals or employed outside the United States and to adopt, interpret, amend or revoke rules for the administration, interpretation and application of the 2007 Plan.

The Committee may delegate any part of its authority and powers under the 2007 Plan to one or more of our directors and/or officers, but only the Committee itself can make Awards to participants who are our executive officers. References to the Committee in this proposal include the Committee and any directors or officers to whom the Committee properly delegates authority.

Authorized Shares

The aggregate number of shares of our common stock that currently may be issued or delivered pursuant to all Awards under the 2007 Plan is 6,610,822 shares. As of May 14, 2008, 3,587,530 shares of common stock had been issued and were outstanding under the 2007 Plan, of which 3,060,307 were issued pursuant to restricted stock awards that remain subject to forfeiture if the holder were to terminate his or her service with the Company prior to the vesting of the award. Options covering an additional 1,560,520 shares granted under the 2007 Plan remained outstanding. A total of 1,402,611 shares of common stock remained available for future grant under the 2007 Plan (plus shares subject to outstanding awards that might in the future be returned to the Plan as a result of cancellations or expirations of awards or if awards are settled in cash). As of May 14, 2008, options outstanding under the 2007 Plan have per share exercise prices ranging from $0.83 to $48.40 or a weighted average per share exercise price of $7.93. Various additional share limits are also imposed by the 2007 Plan. A maximum of:

•	14,375,000 shares may be granted pursuant to Awards of restricted stock or restricted stock units with a purchase price that is less than 100% of the fair market value on the date of grant; and

•	750,000 shares may be issued pursuant to all Awards, other than cash awards, to an individual in any given fiscal year for Section 162(m) purposes.

In the event that any dividend or other distribution (whether in the form of cash, our common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of our common stock or other securities, or other change in our corporate structure affecting our common stock occurs such that an adjustment is determined by the Committee (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2007 Plan, the Committee shall, in such manner as it may deem equitable (a) adjust the number and class of shares available for issuance under the 2007 Plan, the number, class, and price of shares subject to outstanding Awards, and the per person share limits set forth in the 2007 Plan or (b) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards, based upon the distribution or consideration payable to holders of our common stock upon or in respect of such event.

If an Award is settled in cash or expires, terminates or lapses or is cancelled for any reason, the shares subject to the Award generally will be returned to the available pool of shares reserved for issuance under the 2007 Plan.

Eligibility to Receive Awards

The Committee selects the employees, consultants and directors who will be granted Awards under the 2007 Plan. As of April 30, 2008, we have approximately 195 officers and employees, including all of our named executive officers who are still serving in that capacity as of May 14, 2008, and six non-employee directors who are eligible to receive Awards under the 2007 Plan. The actual number of individuals who will receive an Award under the 2007 Plan cannot be determined in advance because the Committee has the discretion to select the participants.

Stock Options

A stock option is the right to acquire shares of our common stock at a fixed exercise price for a fixed period of time. Under the 2007 Plan, the Committee may grant nonqualified stock options and/or incentive stock options (which entitle employees, but not us, to more favorable tax treatment). The Committee will determine the number of shares covered by each option.

The exercise price of the shares subject to each option is set by the Committee but generally cannot be less than 100% of the fair market value on the date of grant. In addition, the exercise price of an incentive stock option must be at least 110% of fair market value (on the grant date) if the participant owns stock possessing more than 10% of the total combined voting power of all classes of our stock and any of our subsidiaries. However, we may grant options with exercise prices equal to less than the fair market value of our common stock on the date of grant in connection with our acquisition of another company. The fair market value of our common stock is the last quoted sales price for the shares on the Nasdaq Global Market on the applicable date. As of May 14, 2008, the closing price of our common stock was $0.63 per share. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year may not exceed $100,000. Any shares in excess of this limit will be treated as subject to a nonqualified stock option. If the employee holds more than one incentive stock option, the incentive stock options are considered in the order in which they were granted.

An option granted under the 2007 Plan cannot generally be exercised until it becomes vested. The Committee establishes the vesting schedule of each option at the time of grant. Options become exercisable at the times and on the terms established by the Committee. Options granted under the 2007 Plan expire at the times established by the Committee, but not later than 10 years after the grant date (such term is limited to five years in the case of an incentive stock option granted to a participant who owns stock possessing more than 10% of the total combined voting power of all classes of our stock and any of our subsidiaries). The Committee may determine the effect of termination of employment or service on the rights and benefits under options and in doing so may make distinctions based upon the cause of termination or other factors.

The exercise price of each option granted under the 2007 Plan must be paid in full in cash or its equivalent at the time of exercise. The Committee also may permit payment through the tender of shares that are already owned by the participant, or by any other means which the Committee determines to be consistent with the purpose of the 2007 Plan. The participant must pay to us any taxes we are required to withhold at the time of exercise.

Stock Appreciation Rights

Awards of stock appreciation rights may be granted in connection with all or any part of an option, either concurrently with the grant of an option or at any time thereafter during the term of the option, or may be granted independently of options. The Committee has complete discretion to determine the number of stock appreciation rights granted to any employee, consultant or director.

The Committee determines the terms of stock appreciation rights, except that the exercise price of a stock appreciation right that is granted independently of an option may not be less than 100% of the fair market value of the shares on the date of grant and the exercise price of a stock appreciation right that is granted in connection with an option may not be less than the exercise price of the related option. In addition, the Committee may determine the effect of termination of employment or service on the rights and benefits under stock appreciation rights and in doing so may make distinctions based upon the cause of termination or other factors.

A stock appreciation right granted in connection with an option will entitle the participant to exercise the stock appreciation right by surrendering to the Company a portion of the unexercised related option. The participant will receive in exchange from the Company an amount equal to the excess of the fair market value of the shares on the date of exercise of the stock appreciation right covered by the surrendered portion of the related option over the exercise price of the shares covered by the surrendered portion of the related option. When a stock appreciation right granted in connection with an option is exercised, the related option, to the extent surrendered, will cease to be exercisable. A stock appreciation right granted in connection with an option will be exercisable until, and will expire no later than, the date on which the related option ceases to be exercisable or expires.

Stock appreciation rights may also be granted independently of options. Such a stock appreciation right will entitle the participant, upon exercise, to receive from the Company an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. A stock appreciation right granted without a related option will be exercisable, in whole or in part, at such time as the Committee will specify in the stock appreciation right agreement.

The Company’s obligation arising upon the exercise of a stock appreciation right may be paid in shares, in cash, or any combination thereof, as the Committee may determine.

Restricted Stock and Restricted Stock Units

Awards of restricted stock are shares that vest in accordance with the terms and conditions established by the Committee. Restricted Stock Units represent a promise to deliver shares of our common stock, or an amount of cash or property equal to the underlying shares, at a future date. The Committee will determine the number of shares subject to a restricted stock award or restricted stock unit award granted to any employee, consultant or director, and the other terms of the Award (including the purchase price, if any, and transfer restrictions).

In determining whether an Award of restricted stock or restricted stock units should be made, and/or the vesting schedule for any such Award, the Committee may impose whatever conditions to vesting as it determines to be appropriate. For example, the Committee may determine to grant an Award of restricted stock or restricted stock units only if the participant continues employment and satisfies performance goals established by the Committee.

Cash Awards

Cash awards may be granted either alone, in addition to, or in tandem with other Awards granted under the 2007 Plan. After the Committee determines that it will offer a cash award, it shall advise the participant, by means of an award agreement, of the terms, conditions and restrictions related to the cash award. The grant or vesting of a cash award may be made contingent on the achievement of performance goals established by the Committee. The maximum amount payable pursuant to a cash award granted under the 2007 Plan for any fiscal year to any participant that is intended to satisfy the requirements for performance-based compensation may not exceed $650,000. Nothing in the 2007 Plan prevents us from granting cash awards outside of the 2007 Plan in any amount to any employee or other service provider.

Deferred Payments

The 2007 Plan authorizes the Committee to permit the deferred payment of Awards in accordance with and subject to such rules and procedures determined by the Committee in its sole discretion.

Change of Control

In the event of a “change of control” of the Company, the Committee may provide for the successor corporation to either assume or provide a substitute award for each outstanding stock option and stock appreciation right. In the event the successor corporation refuses to assume or provide a substitute award, the Committee will provide at least 15 days notice that the options or stock appreciation rights under the 2007 Plan will immediately vest and become exercisable as to all of the shares subject to such Award and that such Award will terminate upon the expiration of such notice period. If the successor corporation assumes or provides a replacement Award and the participant is terminated by the successor corporation for reasons other than “misconduct” during the 12-month period following the change of control, then such participant’s options and stock appreciation rights will immediately vest and become exercisable as to all of the shares subject to such Award.

Additionally, in the event of a “change of control” of the Company, the Committee may provide for any vesting conditions or Company repurchase or reacquisition rights with respect to restricted stock and restricted stock units to be assigned to the successor corporation. In the event the successor corporation refuses to assume any such vesting conditions or repurchase or reacquisition rights, such vesting conditions or repurchase or reacquisition rights will lapse and the participant will be fully vested in such shares of restricted stock or restricted stock units. If the vesting conditions or repurchase or reacquisition rights are assigned to the successor corporation and the participant is terminated by the successor corporation for reasons other than “misconduct” during the 12-month period following such change of control, then any vesting conditions or repurchase or reacquisition rights will lapse with respect to such participant’s restricted stock and restricted stock units (or the property for which the restricted stock and restricted stock units were converted upon the change of control) and the participant will be fully vested in such restricted stock and restricted stock units (or the property for which the restricted stock and restricted stock units were converted upon the change of control).

The Committee may provide for cash awards to be assumed or an equivalent cash award substituted by the successor corporation in the event of a “change of control.” In the event that the successor corporation refuses to assume or substitute for the cash award, the participant will become fully vested in the cash award. If the cash award is assumed or substituted for and within 12 months following the “change of control” the participant is terminated by the successor corporation for reasons other than “misconduct,” the participant will become fully vested in the cash award.

Limited Transferability of Awards

Awards granted under the 2007 Plan generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. However, participants may, in a manner specified by the Committee, transfer nonqualified stock options (a) pursuant to a court-approved domestic relations order relating to child support, alimony payments or marital property rights and (b) by bona fide gift to (1) a member of the participant’s immediate family; (2) a trust or other entity for the sole benefit of the participant and/or his or her immediate family; (3) a partnership, limited liability company or other entity whose members are the participant and/or his or her immediate family or (4) certain limited tax-qualified charities.

Amendment and Termination of the 2007 Plan

Our board of directors generally may amend, suspend or terminate the 2007 Plan at any time and for any reason (subject to shareholder consent as may be required by applicable law). However, no amendment or termination of the 2007 Plan may alter or impair the rights of a participant with respect to an outstanding Award without his or her consent; provided that such consent shall not be required if our board of directors determines, in its sole and absolute discretion, that the amendment, suspension or termination (a) is required or advisable in order for the Company, the 2007 Plan or the Award to satisfy applicable law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any change of control event, is in the best interests of the Company or its shareholders. In addition, our board of directors may not, without shareholder consent, reduce the exercise price of any outstanding option or cancel and re-grant options at a lower exercise price.

Unless terminated by the board of directors, the 2007 Plan does not have a term. However, no incentive stock option may be granted under the 2007 Plan after ten years from the latest date our shareholders approve the 2007 Plan, including any subsequent amendment or restatement of the 2007 Plan approved by our shareholders. Outstanding Awards generally will continue following the expiration or termination of the 2007 Plan. If our shareholders approve this amendment to the 2007 Plan, we will be able to grant incentive stock options under the terms of the plan for 10 years from the date of such approval.

Federal Income Tax Consequences

The following is a brief summary of the general federal income tax consequences to U.S. taxpayers and the Company with respect to the grant, vesting and exercise of Awards granted under the 2007 Plan. This summary does not purport to be complete and does not discuss the tax consequences of a participant’s death, the tax consequences of an award that is subject to but does not satisfy the deferred compensation rules of Section 409A of the U.S. Internal Revenue Code, or the tax laws of any locality, state or foreign country in which the participant may reside. Tax consequences for any particular individual may be different.

Nonqualified Stock Options

No taxable income is recognized when a nonqualified stock option is granted to a participant. Upon exercise of a nonqualified stock option with respect to vested shares, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any taxable income recognized in connection with exercise of a nonqualified stock option by an employee of the Company would be added to the tax basis of the shares and is subject to tax withholding. Any additional gain or loss recognized upon any later disposition of the shares would be either long-term or short-term capital gain or loss, depending on how long the stock was held.

Incentive Stock Options

No taxable income is recognized when an incentive stock option is granted or exercised although the excess (if any) of the fair market value of the shares at exercise over the exercise price is treated as an item of income for alternative minimum tax purposes and may subject the participant to alternative minimum tax. Alternative minimum tax is an alternative method of calculating the income tax that must be paid each year, which includes certain additional items of income and tax preferences and disallows or limits certain deductions otherwise allowable for regular tax purposes. Alternative minimum tax is payable only to the extent that the alternative minimum tax exceeds “ordinary” federal income tax for the year (computed without regard to certain credits and special taxes).

If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as long-term capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, (a) if the sale price exceeds the exercise price, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option and the excess (if any) between the sales price and the fair market value of the shares on the exercise date will be taxed as capital gain or (b) if the sale price is less than the exercise price, the participant will recognize a capital loss equal to the difference between the exercise price and the sale price.

In the case of both nonqualified stock options and incentive stock options, special federal income tax rules apply if our common stock is used to pay all or part of the option exercise price, and different rules than those described above will apply if unvested shares are purchased on exercise of the option.

Stock Appreciation Rights

No taxable income is recognized when a stock appreciation right is granted to a participant. Upon exercise of a stock appreciation right, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received as of the payment date. Any additional gain or loss recognized upon any later disposition of the shares would be either long-term or short-term capital gain or loss, depending on how long the stock was held.

Restricted Stock and Restricted Stock Units

Restricted stock and restricted stock units will generally be taxed in the same manner as nonqualified stock options, meaning that the participant will generally recognize income in an amount equal to the excess of the fair market value of the shares (typically measured as of the vesting date) over any amount the participant paid for the shares. Except with respect to restricted stock units, a participant who receives unvested shares of stock under a stock award may make an election at the time of grant to recognize income based upon the fair market value of the stock on the grant date.

The ordinary income on an award of restricted stock or restricted stock units recognized by an employee will be subject to tax withholding by us. Unless limited by Section 162(m), we are entitled to deduct the same amount as and at the time the employee recognizes ordinary income.

Cash Awards

Upon receipt of cash, the recipient will have taxable ordinary income, in the year of receipt, equal to the cash received. Any cash received will be subject to tax withholding by us. Unless limited by Section 162(m) of the Internal Revenue Code, we will be entitled to a tax deduction in the amount and at the time the recipient recognizes compensation income.

Tax Effect for the Company

We generally will be entitled to a tax deduction in connection with an Award under the 2007 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our three most highly compensated executive officers listed in our Summary Compensation Table. If compensation attributable to Awards to such individuals is not “performance-based” within the meaning of Section 162(m) of the U.S. Internal Revenue Code, we may not be permitted to deduct compensation paid to such individuals to the extent that aggregate non-performance-based compensation exceeds $1,000,000 per individual in any tax year. Furthermore, if an Award is accelerated under the 2007 Plan in connection with a “change in control” (as this term is used under the U.S. Internal Revenue Code), we may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered).

Accounting Treatment

We will recognize compensation expense in connection with Awards granted under the 2007 Plan as required under applicable accounting standards, including with respect to equity awards under Statement of Financial Accounting Standards No. 123(R). We currently amortize compensation expense associated with equity awards over an award’s requisite service period and establish fair value of equity awards in accordance with applicable accounting standards.

Participation in the 2007 Plan

Because future benefits under the 2007 Plan will depend on the Committee’s actions and the fair market value of our common stock at various future dates, it is not possible to determine the benefits that will be received by employees, officers, and consultants if the amendment to the 2007 Plan is approved by the shareholders. The number of awards that non-employee directors may receive under the 2007 Plan is set forth in our Director Compensation Policy, which is described in the section entitled “Non-Employee Director Compensation” above.

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of options and rights under all of our existing compensation plans as of December 31, 2007, including the 2007 Equity Incentive Plan, Novuspharma Plan and the 1994 Equity Incentive Plan. Noncompensatory warrants (such as we issue in financing transactions) are not included.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))		(d) Total of Securities Reflected in Columns (a) and (c)
Plans Approved by Shareholders	2,181,802	(1)	$26.24	2,773,974	(2)	4,955,776
Plans Not Approved by Shareholders	50,180	(3)	$12.05	None		50,180

(1)	Consists of the 2007 Equity Incentive Plan and the 1994 Equity Incentive Plan.
(2)	Consists of 2,523,974 shares available for future issuance under the 2007 Equity Incentive Plan and 250,000 shares available for future issuance under the 2007 Employee Stock Purchase Plan.
(3)	Consists of the Novuspharma S.p.A. Stock Option Plan adopted in connection with the merger between CTI and Novuspharma which expired on December 31, 2006.

1994 Equity Incentive Plan

Our 1994 Equity Incentive Plan was adopted by the board of directors in January 1994, approved by shareholders in February 1994 and terminated in June 2003 in connection with the approval of our 2003 Equity Incentive Plan, which was amended and restated as our 2007 Equity Incentive Plan in 2007. Upon termination, 293,289 shares reserved but not issued under our 1994 Equity Incentive Plan were transferred to our 2007 Equity Incentive Plan.

2007 Equity Incentive Plan

For information regarding the 2007 Equity Incentive Plan, please see the discussion presented under the heading “Summary” above.

PROPOSAL 6

RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

Summary

Stonefield Josephson, Inc. served as our independent auditors and independent registered public accounting firm for the year ended December 31, 2007. The audit committee has again approved the appointment of Stonefield Josephson, Inc. as our independent auditors for the year ending December 31, 2008 and the board of directors has further directed that we submit the selection of independent auditors and independent registered public accounting firm for 2008 for ratification by the shareholders at this shareholder meeting.

Representatives of Stonefield Josephson, Inc., who are expected to be present at the shareholder meeting, will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Although ratification is not required by our amended and restated bylaws or otherwise, we are submitting the selection to our shareholders for ratification because we value our shareholders’ views and as a matter of good corporate practice. In the event the shareholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different auditor/independent accounting firm at any time during the year if the audit committee feels that such a change would be in our and our shareholders’ best interests.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the shareholder meeting will be required to approve this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF STONEFIELD JOSEPHSON, INC. AS OUR INDEPENDENT AUDITORS.

COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Committee is comprised of independent members of the Board of Directors. The Compensation Committee’s basic responsibility is to review the performance of our management in achieving corporate goals and objectives and to assure that our management is compensated effectively in a manner consistent with our compensation philosophy, competitive practice and the requirements of the appropriate regulatory bodies. Toward that end, the Compensation Committee oversees, reviews and administers all of our compensation, equity and employee benefit plans and programs.

Compensation Objectives

We believe that compensation of our executive officers should encourage creation of shareholder value and achievement of strategic corporate objectives. We attempt to align the interests of the Company’s shareholders and management by integrating compensation with the Company’s short-term and long-term corporate strategic and financial objectives. In order to attract and retain the most qualified personnel, the Company intends to offer a total compensation package competitive with companies in the pharmaceutical industries, taking into account relative company size, performance and geographic location as well as individual responsibilities and performance. However, we believe that, given the challenges the Company has faced in the recent past and continues to face, a standard compensation methodology is not appropriate for the Company. For example, the Compensation Committee has utilized, and will continue to utilize, performance-based incentives which are tied to key corporate goals critical to the Company’s long-term success and viability.

The elements of compensation for executive officers includes base salaries, annual cash incentives, long-term equity incentives, and perquisites as well as additional features which are available to most other employees, including a 401(k) plan, employee stock purchase plan, health and welfare insurance, and life insurance, some of which allocate payments generally based on an individual’s level of annual cash compensation. Executives have substantial portions of their compensation at risk for annual and long-term performance, with the largest portion at risk for the most senior executives.

As described in Item 1a of our Annual Report on Form 10-K filed with the SEC on March 26, 2008, we have experienced and continue to experience certain financial difficulties. For example, we expect that our existing cash and cash equivalents will not be sufficient to fund our operations at current levels for the next 12 months and we have a substantial amount of debt. In light of our business situation, our compensation philosophy and objectives for fiscal 2008 continue to reflect the current environment in which we are operating and will be focused more heavily on retention of our senior management team through this challenging time while creating the foundation for value creation in the future. Our fiscal year 2008 philosophy and objectives will continue our trend of generally providing reduced or flat levels of cash compensation while increasing the equity compensation component of the compensation packages for our named executive officers.

Compensation Consultant

The Compensation Committee has the authority under its charter to hire experts in the field of executive compensation to assist it with its evaluation of CEO or executive officer compensation and other advisors to assist with other matters related to executive officer and director compensation. In late 2006, the Board of Directors engaged Milliman, Inc., an independent executive compensation consultant, to review the Company’s executive and director compensation policies and plans.

Milliman recommended a group of comparable companies based on line of business, company size measured by market value and number of employees, among other criteria, that the Compensation Committee used as a reference when evaluating the Company’s executive and director compensation policies and programs and for making specific recommendations regarding the Company’s executive and director compensation policies, including, in the case of the Company’s executive officers, salaries, equity ownership levels and requirements and other compensation issues and, in the case of the Company’s directors, annual retainers, equity awards and other compensation issues. This peer group is comprised of the following companies: Allos Therapeutics, Inc., Cell Gensys, Inc., Coley Pharmaceutical Group, Dendreon Corp., Exelixis, Inc. Favrille, Inc., Genitope Corporation, InterMune, Inc., Isis Pharmaceuticals, Kosan Biosciences Incorporated, Neurocrine Biosciences, Inc., Pharmacyclics, Inc., Rigel Pharmaceutical, Inc., Seattle Genetics, Inc., Sunesis Pharmaceuticals, Inc. and Telik Inc. In April 2007 and again in December 2007, Milliman prepared an executive compensation report for the Compensation Committee using an evaluation of compensation practices of this peer group, along with published executive compensation studies for the industry, which the Compensation Committee used to evaluate the compensation targets for the Company’s executive officers. While the same peer group was used for both reports prepared in 2007, the list of peer companies will be revised in 2008 to add companies with a marketed product due to the acquisition by the Company of Zevalin in December 2007.

The Compensation Committee also relied in part on the review and the advice provided to the Board of Directors by Milliman, Inc. in revising the non-employee director compensation in April 2007 to adjust the cash and equity components of non-employee director compensation as discussed above.

Principal Elements of Compensation

Base Salaries. Base salary, including merit-based salary increases, for the CEO and the other executive officers, is established based on the underlying scope of their respective responsibilities, taking into account available compensation information for comparable companies in similar positions. Salary adjustments are based on competitive market salaries and general levels of market increases in salaries, individual performance, achievement of the Company’s corporate and strategic goals and changes in job duties and responsibilities.

Based on a review of the executive compensation report prepared by Milliman, base salaries for our executive officers are generally competitive with the market when compared to our peer group despite the fact that we have not raised the base salaries of most of executive officers in recent years. Pursuant to his employment agreement, dated as of January 1, 2005, which is filed as an exhibit to our Annual Report on Form 10-K, Dr. James Bianco’s base salary was initially set at $650,000 per year and has remained unchanged for 2006 and 2007. In addition, the base salary for Mr. Louis Bianco and Dr. Jack Singer have remained unchanged since 2005. While Dr. Stromatt’s base salary increased roughly 1% from 2005 to 2006 and 20% for fiscal year 2007, those increases were made to bring his base salary up to the 50th percentile for companies in our peer group. Base salaries of the remainder of our executives are above the median for base salaries provided to like executives amongst companies in our peer group.

Given continued competitiveness of base salaries combined with the Company’s current business situation, and consistent with our philosophy of providing reduced or flat levels of cash compensation while increasing equity awards during this challenging time, the Compensation Committee again determined that base salaries should not be raised in 2008. Therefore base salaries for our executive officers will remain the same for 2008.

Annual Cash Incentive Compensation. Annual cash incentives for the executive officers and other key employees are designed to reward performance for achieving key corporate goals, which we believe in turn should increase shareholder value. The performance metrics against which the executives are measured are corporate goals which are clearly communicated, measurable and consistently applied. Pursuant to his employment agreement, Dr. James Bianco’s target bonus opportunity under the Company’s annual incentive compensation program was fixed at an amount no less than 50% of his base salary. In general, the annual incentive awards for executive officers are determined on the basis of management’s achievement of specific performance goals established at the beginning of the fiscal year and an evaluation by the Compensation Committee of the contributions made by individual executives to the Company during the course of the year for which the cash incentive compensation is being awarded. In connection with determining cash bonus payments to executives in 2007, the Compensation Committee also elected to take into consideration additional achievements of the Company and the executives, including the acquisitions of Systems Medicine, Inc. in July 2007 and the acquisition of the U.S. rights to Zevalin in December 2007, which had not been contemplated at the time the original performance goals were established. For a discussion of annual cash incentive compensation paid to our named executive officers in fiscal year 2007 see “2007 Cash Incentive Bonuses” below.

Long-Term Equity Incentive Compensation. Generally, a significant equity award in the form of a stock option grant, a restricted stock grant, or a combination thereof, is made in the year that an executive officer commences employment. Thereafter, option grants may be made at varying times and in varying amounts at the discretion of the Compensation Committee or the Board of Directors. Upon hiring an executive officer, an option grant generally will be made at the first regularly scheduled meeting of the Compensation Committee or the Board of Directors after the officer commences employment. The size of each new hire or promotion stock option grant made to officers is generally set at a level that the Compensation Committee or the Board of Directors deems appropriate to create a meaningful opportunity for stock ownership based upon the grant guidelines and the individual’s potential for future responsibility and promotion. The relative weight given to each of these factors will vary from individual to individual at the Compensation Committee’s discretion and adjustments may be made as the Compensation Committee deems reasonable to attract candidates in the competitive environment for highly qualified employees in which the Company operates.

The exercise price of stock options is always equal to the fair market value (the closing price on the Nasdaq Global Market) of the Company’s common stock on the date of grant. Options granted pursuant to our equity incentive plans will provide a return to the employee only if he or she remains in the Company’s service, and then only if the market price of the Company’s common stock appreciates over the option term. Generally, stock options granted pursuant to our equity incentive plans vest over a two or three-year period. Annual equity awards are generally granted and dated as of the date of the Compensation Committee or Board of Directors meeting at which the awards were made with the exception of equity awards approved in December 2006 and granted in September 2007 as discussed below.

The Compensation Committee grants restricted stock, in addition to stock options, to our executives as long-term incentive compensation. Restricted stock grants are included as part of the annual compensation package and are generally either service-based or performance-based awards. Service-based awards generally vest over a one or two-year period, subject to the executive’s continued employment with the Company. Performance-based awards are designed to provide benefits to our executive officers only upon the successful accomplishment of critical corporate goals and vest on the achievement of these goals if they are obtained within a set period of time, usually three years from the date of grant. In addition, these awards are also subject to the executive’s continued employment with the Company. For a discussion of equity awards granted to our named executive officers in fiscal year 2007 see “Equity Awards Approved in 2006” and “December 2007 Equity Awards” below.

2007 Cash Incentive Bonuses. The Company established corporate performance targets for its named executive officers in fiscal year 2007. In July 2007, the Compensation Committee determined that the mid-year payouts of bonus amounts would be made to the executive officers based on the Compensation Committee’s evaluation of the performance goals, an evaluation of each executive’s individual contributions to the Company during the first half of 2007 and additional significant developments in the Company’s overall business that had not been contemplated at the time the performance goals were set, namely the proposed acquisition of Systems Medicine and the U.S. rights to Zevalin, which were both in process at that time. The Compensation Committee determined that if any executive was paid more than he was eligible to receive based on an evaluation of the performance goals, an evaluation of individual contributions to the Company and other developments at the end of the year, such amounts would be deducted from bonuses to be earned in 2008. In December 2007, the Compensation Committee again discussed the payment of bonuses and determined that, while not all of the performance goals established at the beginning of the fiscal year had been met, based on their consideration of significant additional achievements of the Company and the executives, including the completion of the acquisition of Systems Medicine, Inc. in July 2007 and the completion of the acquisition of the U.S. rights to Zevalin in December 2007, and the evaluation of individual contributions of the executive officers to the Company throughout 2007, each of the named executive officers had achieved between 80% and 100% of the performance targets and would be entitled to 80% to 100% of the target level of annual cash incentive compensation based on such achievements. Based on the combined bonus payments from July 2007 and December 2007, Dr. James Bianco was awarded 100% of his annual bonus of $487,500 based on corporate and individual achievements in fiscal year 2007, Mr. Louis Bianco, Mr. Dan Eramian and Dr. Jack Singer were awarded 100% of their target bonuses of $148,500, $141,750, and $153,000 and Dr. Scott Stromatt was awarded 80% of his target cash bonus, or $84,000 based on corporate and individual achievements in fiscal year 2007. The table below sets forth annual bonuses paid to our named executive officers for each of the past three years.

Name	Year	Annual Cash Bonus ($)
James Bianco, M.D.	2007	487,500	(1)
	2006	260,000	(2)
	2005	240,000
Louis Bianco	2007	148,500	(1)
	2006	79,200
	2005	99,000
Dan Eramian	2007	141,750	(1)
	2006	62,176
	2005	N/A
Jack Singer, M.D.	2007	153,000	(1)
	2006	81,600
	2005	102,000
Scott Stromatt, M.D.	2007	84,000	(1)
	2006	69,960
	2005	87,450

(1)	Includes cash bonuses paid in both July 2007 and January 2008.
(2)	Does not include the special cash bonus paid in July 2006, which such bonus was based on the achievement of a significant corporate goal.

Equity Awards and Equity Ownership Goals. As discussed above, in light of the business environment and existing challenges facing it, the Company has generally been reducing or keeping unchanged annual cash compensation while increasing equity compensation. In implementing this part of the compensation policy, the Compensation Committee was cognizant of the key compensation goals for the Company, including (i) recognizing that the next one to three years will be extremely critical to the Company’s future and shareholder value, (ii) taking into consideration present and projected trials, (iii) considering pipeline products and their status, (iv) the need for a retention plan for critical executives and for the CEO, (v) staying as close to the 75th percentile in total compensation as possible while still meeting the other compensation goals, and (vi) supplying a mechanism for motivating the CEO and the executive team during the upcoming critical time period.

In December 2006 and again in December 2007, the Compensation Committee discussed appropriate ownership goals for each of the executive officers. Based on consultations with Milliman, the Compensation Committee set ownership goals for each executive officer which are intended to be a guideline for the percentage ownership the Committee believes would be appropriate to align the interests of management with the interests of shareholders. However, the Compensation Committee has not made it a policy to require the executive officers to reach such ownership goals and, moreover, has recognized that in light of the substantial dilution to the Company’s stock in 2007 due to necessary share issuances used to fund the Company and pursue desirable acquisition opportunities, the ownership percentages of management was significantly lower at the end of the year.

Equity Awards Approved in 2006. In December 2006, after consulting with Milliman, the Compensation Committee approved the following restricted stock grants to the named executive officers; these grants were not made until September 2007 because they were approved contingent upon receiving shareholder approval of an amendment to the Company’s 2003 Equity Incentive Plan authorizing an increase in shares available for issuance under that plan, which approval was obtained at the Company’s Annual Meeting of the Shareholders on September 25, 2007. Each of these grants will vest in full on December 22, 2008 subject to the relevant named executive officer remaining employed with the Company through December 22, 2008:

Name	Number of shares of Restricted Stock
Dr. James Bianco	80,645
Mr. Louis Bianco	24,193
Dr. Jack Singer	24,193
Mr. Dan Eramian	20,161
Dr. Scott Stromatt*	20,161

*	Pursuant to the Severance and Release Agreement entered into by the Company and Dr. Stromatt, these shares were not forfeited upon his termination on April 4, 2008 and will vest upon Dr. Stromatt’s assistance to the Company with its response letter to the EMEA for paclitaxel poliglumex pursuant to the terms of the Severance and Release Agreement.

In addition, in December 2006, the Compensation Committee approved additional grants of restricted stock to the named executive officers tied to the Company’s achievement of significant corporate goals, which were also contingent upon receiving shareholder approval of an increase in shares available for issuance under the 2003 Equity Incentive Plan and therefore were not granted until September 2007. In particular, the Company identified the following three key corporate goals over the next three years: (a) approval from the FDA or EMEA for the sale of either paclitaxel poliglumex or pixantrone or any other drug owned or exclusively licensed by the Company on the date the grant was approved, (b) approval from the FDA or EMEA of a second such drug and

(c) the closing share price for the Company’s common stock exceeding $35.00 (as equitably adjusted for any stock split, stock dividend or similar adjustment in the Company’s capitalization). In the event that one of the above-mentioned corporate goals is achieved prior to December 31, 2009, the following additional shares of restricted stock approved for grant to the named executive officers in December 2006 would vest as of the date of the achievement of such corporate goal:

Name	Number of shares of Restricted Stock
Dr. James Bianco	80,645
Mr. Louis Bianco	24,193
Dr. Jack Singer	24,193
Mr. Dan Eramian	20,161
Dr. Scott Stromatt*	20,161

*	Due to Dr. Stromatt’s resignation from CTI on April 4, 2008, these shares have been forfeited.

In the event that two of the above-mentioned corporate goals are achieved prior to December 31, 2009, the following additional shares of restricted stock approved for grant to the named executive officers in December 2006 would vest as of the date of the second to occur of the two corporate goals:

Name	Number of shares of Restricted Stock
Dr. James Bianco	40,322
Mr. Louis Bianco	12,096
Dr. Jack Singer	12,096
Mr. Dan Eramian	10,080
Dr. Scott Stromatt*	10,080

*	Due to Dr. Stromatt’s resignation from CTI on April 4, 2008, these shares have been forfeited.

In the event that all three of the above-mentioned corporate goals are achieved prior to December 31, 2009, the following additional shares of restricted stock granted to the named executive officers in December 2006 would vest as of the date of the last to occur of the three corporate goals:

Name	Number of shares of Restricted Stock
Dr. James Bianco	80,645
Mr. Louis Bianco	24,193
Dr. Jack Singer	24,193
Mr. Dan Eramian	20,161
Dr. Scott Stromatt*	20,161

*	Due to Dr. Stromatt’s resignation from CTI on April 4, 2008, these shares have been forfeited.

The restricted shares referred to in the three immediately preceding paragraphs are also subject to a vesting ceiling and shall cease vesting, notwithstanding the achievement of any of the three corporate goals, if such additional vesting would cause the relevant named executive officer’s aggregate ownership percentage of the Company’s outstanding stock to exceed the ownership goals established by the Compensation Committee in December 2006 for each such named executive officer as discussed above. Therefore, the restricted shares will cease to vest as to that particular named executive officer if the following ownership levels are reached (reflected as a percentage of the Company’s outstanding stock): Dr. James Bianco—2.5%, Mr. Louis Bianco—1.5%, Dr. Jack Singer—1.5% and Mr. Dan Eramian—1.0%.

December 2007 Equity Awards. In December 2007, after consulting with Milliman, the Compensation Committee determined that, due to the significant decline in share price and significant dilution that had occurred because of the issuance of additional shares necessary to fund the Company and make desired acquisitions, there had been a significant decrease in the value of the equity compensation then held by such executives and therefore existing equity awards were not providing the retention benefit intended by such grants. Therefore, the Compensation Committee determined that it would be appropriate to make additional stock award and option award grants that would create a meaningful opportunity for stock ownership among the executive officers of the Company.

The following restricted stock awards were granted to the named executive officers in December 2007 and are subject to vesting as follows: (a) one-third of the shares granted will vest on the one-year anniversary of the date of grant, or December 27, 2008, (b) one-third of the shares granted will vest on the Company obtaining approval FDA approval of paclitaxel poliglumex prior to December 31, 2010, and (c) one-third of the shares granted will vest on the Company reaching a specified net sales threshold for Zevalin prior to December 31, 2010; in all cases, such vesting is also subject to the relevant named executive officer remaining employed with the Company.

Name	Number of shares of Restricted Stock Granted
Dr. James Bianco	360,000
Mr. Louis Bianco	120,000
Dr. Jack Singer	120,000
Mr. Dan Eramian	120,000
Dr. Scott Stromatt*	120,000

*	Due to Dr. Stromatt’s resignation from CTI on April 4, 2008, 80,000 of these shares have been forfeited, however, the remaining 40,000 shares will vest upon Dr. Stromatt’s assistance to the Company with its response letter to the EMEA for paclitaxel poliglumex pursuant to the terms of the Severance and Release Agreement.

The following incentive stock options were granted to the named executive officers in December 2007 and vest over two years, with 25% vesting on the date that is six months from the date of grant, 25% vesting on the one-year anniversary of the date of grant, 25% vesting on the date that is 18 months from the date of grant, and the entire award vesting in full on the second anniversary of the date of grant, subject to the relevant named executive officer remaining employed with the Company. Each option has an exercise price of $1.89 per share, which was the closing price of the Company’s common stock as traded on the Nasdaq Global Market on the date of grant.

Name	Number of shares of Stock Options Granted
Dr. James Bianco	100,000
Mr. Louis Bianco	36,000
Dr. Jack Singer	36,000
Mr. Dan Eramian	36,000
Dr. Scott Stromatt*	36,000

*	Due to Dr. Stromatt’s resignation from CTI on April 4, 2008, this option has terminated.

Perquisites and Other Benefits. The named executive officers received certain perquisites and other benefits provided by or paid for by the Company. For example, in fiscal year 2007, the Company provided tax gross-up payments to Dr. James A. Bianco for reimbursement of taxes arising from family member’s use of chartered aircraft when accompanying Dr. Bianco on business trips, as calculated based on the standard industry fare level

(SIFL) valuation method for income tax purposes, tax preparation fees, health club dues and insurance premiums. The Company also provided tax gross-up payments to other executive officers for tax preparation fees and insurance premiums. In addition, the Company paid for tax preparation assistance as well as health and life insurance premiums for all of its executive officers. The named executive officers are also entitled to participate in the Company’s benefit programs which are available to all Company employees, including company-sponsored health, welfare, 401(k), and employee stock purchase plans.

Corporate Travel Policy. To best utilize the time of executive officers and members of management as well as due to potential security concerns, the Compensation Committee has approved the occasional use of chartered aircraft by our executives, members of management and, when space is available, their family members in connection with business travel. In addition, to comply with applicable laws and prevent any abuse of travel expenditures related to business travel, we have instituted a Corporate Travel Policy. The policy sets forth the detailed procedures related to business travel by Company employees. The Compensation Committee has approved the use of chartered aircraft by employees at the sole discretion of the Company’s Chief Executive Officer in consultation with the Chairman of the Board of Directors, so long as a bona fide business justification for the use of chartered aircraft is provided. In 2007, certain of our named executive officers and employees, in compliance with the policy set forth by the Compensation Committee, occasionally used a chartered aircraft for business related activities. When space is available on a chartered aircraft being used for business purposes, directors and executive officers are occasionally accompanied by spouses or other family members on such trips. In those cases, the Board of Directors and the Compensation Committee have determined that the aggregate incremental cost to the Company of including such family members is a de minimis amount.

Post-Termination Protection and Payments

In April 2005, the Compensation Committee approved a form of strategic management team severance agreement (“Severance Agreements”) which our executive officers other than Dr. James Bianco have entered into. The Severance Agreements replaced existing severance agreements certain of the Company’s executive officers had previously entered into with the Company. The Severance Agreements provide that in the event an executive officer is discharged from employment by the Company without cause or resigns for good reason (including upon a change of control) (each as defined in the Severance Agreements), he will be entitled to receive (i) acceleration of all then-existing unvested stock-based compensation (options shall remain exercisable for a period of twenty-one months following the severance date), (ii) severance pay based on the executive officer’s base salary in effect immediately prior to the severance date for a period of eighteen months, (iii) bonus pay equal to the greater of the average of the three prior years’ bonuses or 30% of base salary, (iv) continuation of or reimbursement for certain health benefits for a period of up to eighteen months, and (v) all accrued but unused vacation and certain other benefits for a severance period of eighteen months. The Severance Agreements further provide that if the executive officer is discharged from employment by the Company for cause, as a result of death or disability, or resigns without good reason, the executive officer is entitled only to (i) his base salary through and including the severance date and (ii) pay for all accrued but unused vacation as of the severance date. Under the Severance Agreements, if any severance payments are subject to the excise tax on parachute payments, the Company will make a gross up payment in an amount that covers the excise tax due plus the excise and income taxes payable on the gross up payment. The severance payments are conditioned upon the executive not breaching his or her inventions and proprietary information agreement with the Company.

Dr. James Bianco entered into an employment agreement with us effective January 1, 2005, superseding the agreement he had with us effective December 31, 2002. Pursuant to the employment agreement, if Dr. Bianco is terminated without “cause” or if he resigns for “good reason” (each, as defined in his employment agreement), he will receive (i) at his choice either (x) a lump sum payment representing two years of his salary based on a 6% discount factor, or (y) continuing payments of severance pay at a rate equal to his monthly base salary rate, as then in effect, plus his most recent annual cash bonus continuation, for a period of eighteen (18) months from the date of such termination, (ii) full vesting of outstanding unvested stock options which shall become exercisable for a period of two (2) years following the date on which they vest, subject to the terms of the applicable award agreements, and full vesting of outstanding unvested or restricted stock, (iii) continuation of health benefits for the severance period not to exceed two (2) years following termination, and (iv) all accrued but unused vacation. In the event a change of control occurs and Dr. Bianco is terminated without cause or resigns for good reason, Dr. Bianco will receive the following severance benefits: (i) a lump sum payment equal to two years of his base salary plus his most recent annual cash bonus, (ii) full vesting of outstanding unvested stock options which shall become exercisable for a period of two (2) years following the date on which they vest, and full vesting of outstanding unvested or restricted stock (iii) continuation of health benefits for two (2) years, and (iv) all accrued but unused vacation. The employment agreement restricts Dr. Bianco from competing with us for the term of the severance payment period following the termination of his employment with us. In addition, the severance payments are conditioned upon Dr. Bianco not competing with us and not soliciting our employees. The agreement further provides that, if any payments are subject to the excise tax on parachute payments, we will make a gross up payment in an amount that covers the excise tax due plus the excise and income taxes payable on the gross up payment.

The Compensation Committee believes the Severance Agreements and Dr. James Bianco’s employment agreement are important to protect the Company’s officers from any involuntary termination associated with a change of control and that the acceleration of vesting provided in such agreements is reasonable when compared with similar arrangements adopted by other companies in the pharmaceutical industry. With these agreements, the Compensation Committee sought uniformity of results among the executive officers based on their positions at the Company.

Under the Company’s 2007 Equity Incentive Plan, in the event of a change in control all awards granted pursuant to this plan generally become fully exercisable. Further, all restrictions and conditions on any award then outstanding shall lapse as of the date of the change in control. Under the Company’s 2007 Employee Stock Purchase Plan in the event of a change in control, the Board or a committee created by the Board, in its sole discretion, shall either (a) provide that options granted under such plan shall be fully exercisable to the extent of each optionee’s accumulated withholdings for the respective “offering period” (as defined in the relevant Employee Stock Purchase Plan) as of a date prior to the change in control or (b) arrange with the surviving, continuing, successor or purchasing corporation, as the case may be, that such corporation assume the Company’s rights and obligations under such plan. Under the Company’s 1994 Equity Incentive Plan, in the event of a change in control (a) all options granted (including options granted to officers or directors less than six months prior to any such change in control) generally become fully exercisable; and (b) all restrictions and conditions of all bonus shares then outstanding shall lapse as of the date of the change in control. The Company’s directors and executive officers participate in the Company’s 2007 Equity Incentive Plan and have outstanding awards which have been issued pursuant to the 2007 Equity Incentive Plan and 1994 Equity Incentive Plan. The Company’s executive officers have participated in the Company’s 1996 Employee Stock Purchase Plan.

Tax Deductibility of Pay

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Tax Code”), places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to each of its five most highly paid executive officers. There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. To qualify for an exemption from the $1,000,000 limitation, the shareholders were asked to approve a limit under stock incentive plans on the maximum number of shares for which a participant may be granted stock options in any calendar year. Because our stock incentive plans and option grants under our stock incentive plans comply with the applicable requirements for this exemption, any compensation deemed paid to a named executive officer when he or she exercises an option with an exercise price that is at least equal to the fair market value of the option shares on the grant date should qualify as performance-based compensation and should not be subject to the $1,000,000 deduction limitation. The Compensation Committee may approve compensation or changes to plans, programs or awards that may cause the compensation or awards not to comply with Section 162(m) if it determines that such action is appropriate and in the Company’s best interests.

Summary

The Compensation Committee believes that the Company’s compensation philosophy and programs are designed to foster a performance-oriented culture that aligns employees’ interests with those of the Company’s shareholders. The Compensation Committee believes that the compensation of the Company’s executives’ is both appropriate and responsive to the goal of improving shareholder value.

The following “Compensation Committee Report” and related disclosure shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Report

The Compensation Committee reviewed this Compensation Discussion and Analysis and discussed its contents with Company management. Based on the review and discussions, the Committee has recommended that this Compensation Discussion and Analysis be included in the proxy statement.

Respectfully submitted by the Compensation Committee:

Frederick W. Telling, Ph.D., Chair

Richard L. Love*

Phillip M. Nudelman, Ph.D.

*	Appointed to Compensation Committee on September 21, 2007.

Compensation of Executive Officers

The following table sets forth information concerning compensation earned for services rendered to the Company by the President and Chief Executive Officer (the “CEO”), the Executive Vice President, Finance and Administration, and the Company’s next three most highly compensated executive officers for fiscal year 2007. Collectively, these are the “named executive officers”.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($) (3)	Total ($)
James A. Bianco, M.D.	2007	650,000	487,500	67,092	156,310	—	154,881	1,515,783
President and Chief Executive Officer	2006	650,000	510,000	435,351	345,995	—	183,025	2,124,371
Louis A. Bianco	2007	330,000	148,500	33,987	53,930	—	16,622	583,039
Executive Vice President, Finance and Administration	2006	330,000	79,200	108,913	278,501	—	17,506	814,120
Dan Eramian	2007	315,000	141,750	52,733	52,313	—	3,091	564,887
Executive Vice President, Corporate Communications	2006	259,067	62,176	56,677	43,965	—	126,720	548,605
Jack W. Singer, M.D.	2007	340,000	153,000	33,987	53,930	—	55,369	636,286
Executive Vice President, Chief Medical Officer	2006	340,000	81,600	108,913	288,591	—	42,309	861,413
Scott Stromatt, M.D.	2007	350,000	84,000	34,914	58,763	—	5,125	532,802
Executive Vice President, Clinical Development and Regulatory Affairs(4)	2006	291,500	69,960	129,084	202,187	—	5,205	697,936

(1)	Amounts reflected in this column represent cash incentive payments paid to our named executive officers based on fiscal year 2007 individual and corporate performance as approved by our Compensation Committee and as more fully discussed in “Compensation Discussion and Analysis—Principal Elements of Compensation” below.
(2)	The amounts in these columns reflect amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with Statement of Financial Standards (SFAS) No. 123R, “Share-Based Payment,” (FAS 123R) which requires that we recognize as compensation expense the value of all stock-based awards, including stock options, granted in exchange for services over the requisite service period, which is typically the vesting period. However, these amounts do not include any reduction for risk of forfeiture. The stock and option awards included in this expense amount were granted from 2003 through 2007. There can be no assurance that the FAS 123R amounts will ever be realized. For more information, see Note 13 in the Notes to Financial Statements contained in our Annual Report on Form 10-K filed with the SEC on March 26, 2008.
(3)	See “All Other Compensation Table” below for a discussion of the components of the amounts set forth in this column.
(4)	Dr. Stromatt resigned from CTI effective April 4, 2008.

All Other Compensation Table

The following table shows the components of all other compensation.

Name		Use of Chartered Aircraft (1) ($)	Tax Gross- ups ($)		Insurance Premiums ($)	401(k) Match ($)	Executive Relocation Benefits ($)		Other Personal Benefits ($)		Total ($)
James A. Bianco, M.D.	2007	—	79,804	(2)	62,008	—	—		13,069	(7)	154,881
	2006	—	146,320	(2)	20,020	—	—		16,685	(7)	183,025
Louis A. Bianco	2007	—	4,842	(3)	8,405	3,375	—		—		16,622
	2006	—	3,429	(3)	7,326	3,300	—		3,451		17,506
Dan Eramian	2007	—	769	(4)	2,322	—	—		—		3,091
	2006	—	6,547	(4)	1,742	—	116,287	(6)	2,144		126,720
Jack W. Singer, M.D.	2007	—	17,492	(3)	34,502	3,375	—		—		55,369
	2006	—	9,375	(3)	26,934	3,300	—		2,700		42,309
Scott C. Stromatt, M.D.	2007	—	508	(5)	1,242	3,375	—		—		5,125
	2006	—	290	(5)	810	3,300	—		805		5,205

(1)	Certain directors and executive officers were accompanied by spouses or other family members on trips using chartered aircraft where the use of the chartered aircraft was primarily for business purposes. In those cases, the Compensation Committee has determined that the aggregate incremental cost to the Company is a de minimis amount, and as a result, no amount is reflected in the table.
(2)	The 2007 amount represents tax reimbursements for taxable compensation related to family member’s use of chartered aircraft, tax preparation fees, health club dues and insurance premiums. For 2006, the amount represents tax reimbursements for bonuses paid, tax preparation fees, health club dues and insurance premiums.
(3)	Represents tax reimbursements for tax preparation fees and insurance premiums.
(4)	The 2007 amount represents tax reimbursements for taxable compensation related to family member’s use of chartered aircraft and tax preparation fees. The 2006 amount represents tax reimbursements for tax preparation fees, executive relocation benefits and gifts.
(5)	Represents tax reimbursements for tax preparation fees.
(6)	Represents executive relocation benefits Mr. Eramian received pursuant to the Company’s executive relocation plan after joining the Company in March of 2006.

(7)	The 2007 amount includes payments for health club dues, tax preparation services and other miscellaneous compensation related to gifts. In 2006, amount includes payment of personal travel expenses, health club dues and tax preparation services.

Grants of Plan-Based Awards

The following table sets forth information regarding grants of stock and option awards made to our named executive officers during the fiscal 2007:

Name	Grant Date	Approval Date (1)	Estimated Future Payouts Under Equity Incentive Plan Awards						All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
			Threshold (#)		Target (#)		Maximum (#)
James A. Bianco, M.D.	1/18/2007	1/18/2007	—		—		—		—		60,000	6.80	264,066
	9/25/2007	12/22/2006	—		—		—		80,645		—	—	302,419
	9/25/2007	12/22/2006	80,645	(2)	201,612	(2)	201,612	(2)	—		—	—	605,322	(3)
	12/27/2007	12/27/2007	120,000	(4)	240,000	(4)	240,000	(4)	—		—	—	453,600
	12/27/2007	12/27/2007	—		—		—		120,000		—	—	226,800
	12/27/2007	12/27/2007	—		—		—		—		100,000	1.89	109,700
Louis A. Bianco	1/18/2007	1/18/2007	—		—		—		—		17,500	6.80	66,568
	9/25/2007	12/22/2006	—		—		—		24,193		—	—	90,724
	9/25/2007	12/22/2006	24,193	(2)	60,482	(2)	60,482	(2)	—		—	—	181,593	(3)
	12/27/2007	12/27/2007	40,000	(5)	80,000	(5)	80,000	(5)	—		—	—	151,200
	12/27/2007	12/27/2007	—		—		—		40,000		—	—	75,600
	12/27/2007	12/27/2007	—		—		—		—		36,000	1.89	29,088
Dan Eramian	1/18/2007	1/18/2007	—		—		—		—		15,000	6.80	57,059
	9/25/2007	12/22/2006	—		—		—		20,161		—	—	75,604
	9/25/2007	12/22/2006	20,161	(2)	50,402	(2)	50,402	(2)	—		—	—	151,329	(3)
	12/27/2007	12/27/2007	40,000	(5)	80,000	(5)	80,000	(5)	—		—	—	151,200
	12/27/2007	12/27/2007	—		—		—		40,000		—	—	75,600
	12/27/2007	12/27/2007	—		—		—		—		36,000	1.89	29,088
Jack W. Singer, M.D.	1/18/2007	1/18/2007	—		—		—		—		17,500	6.80	66,568
	9/25/2007	12/22/2006	—		—		—		24,193		—	—	90,723
	9/25/2007	12/22/2006	24,193	(2)	60,482	(1)	60,482	(2)	—		—	—	181,593	(3)
	12/27/2007	12/27/2007	40,000	(5)	80,000	(5)	80,000	(5)	—		—	—	151,200
	12/27/2007	12/27/2007	—		—		—		40,000		—	—	75,600
	12/27/2007	12/27/2007	—		—		—		—		36,000	1.89	29,088
Scott C. Stromatt, M.D. (6)	1/18/2007	1/18/2007	—		—		—		—		15,000	6.80	57,059
	9/25/2007	12/22/2006	—		—		—		20,161	(7)	—	—	75,604
	9/25/2007	12/22/2006	20,161	(2)	50,402	(2)	50,402	(2)	—		—	—	151,329	(3)
	12/27/2007	12/27/2007	40,000	(5)	80,000	(5)	80,000	(5)	—		—	—	151,200
	12/27/2007	12/27/2007	—		—		—		40,000	(7)	—	—	75,600
	12/27/2007	12/27/2007	—		—		—		—		36,000	1.89	29,088

(1)	The Board of Directors approved certain equity award grants on December 22, 2006 contingent upon approval by the shareholders of the Company of an amendment to the 2003 Equity Incentive Plan to increase the number of shares available for issuance under that plan. The amendment was approved by the shareholders at the Company’s Annual Meeting of the Shareholders on September 25, 2007. Therefore, those grants approved on December 22, 2006 were not granted until September 25, 2007.
(2)

Shares will vest upon the Company’s achievement of the following three key corporate goals: (a) approval from the FDA or EMEA for the sale of either paclitaxel poliglumex or pixantrone or any other drug owned or exclusively licensed by the Company on the date the grant was approved, (b) approval from the FDA or EMEA of a second such drug and (c) the closing share price for the Company’s common stock exceeding $35.00 (as equitably adjusted for any stock split, stock dividend or similar adjustment in the Company’s capitalization). In the event that one of the above-mentioned corporate goals is achieved prior to December 31, 2009, the following additional shares of restricted stock would vest as of the date of the achievement of such corporate goal:

Name	Number of shares of Restricted Stock
Dr. James Bianco	80,645
Mr. Louis Bianco	24,193
Dr. Jack Singer	24,193
Mr. Dan Eramian	20,161
Dr. Scott Stromatt*	20,161

*	Due to Dr. Stromatt’s resignation from CTI on April 4, 2008, these shares have been forfeited.

In the event that two of the above-mentioned corporate goals are achieved prior to December 31, 2009, the following additional shares of restricted stock granted would vest as of the date of the second to occur of the two corporate goals:

Name	Number of shares of Restricted Stock
Dr. James Bianco	40,322
Mr. Louis Bianco	12,096
Dr. Jack Singer	12,096
Mr. Dan Eramian	10,080
Dr. Scott Stromatt*	10,080

*	Due to Dr. Stromatt’s resignation from CTI on April 4, 2008, these shares have been forfeited.

In the event that all three of the above-mentioned corporate goals are achieved prior to December 31, 2009, the following additional shares of restricted stock granted would vest as of the date of the last to occur of the three corporate goals:

Name	Number of shares of Restricted Stock
Dr. James Bianco	80,645
Mr. Louis Bianco	24,193
Dr. Jack Singer	24,193
Mr. Dan Eramian	20,161
Dr. Scott Stromatt*	20,161

*	Due to Dr. Stromatt’s resignation from CTI on April 4, 2008, these shares have been forfeited.

(3)	As discussed in footnote (2) above, the vesting terms of this award contain two performance-based conditions and one market condition. The grant date fair value of the restricted shares that vest upon the two performance-based conditions is determined by multiplying the number of restricted shares granted by the closing price of one share of our common stock on the grant date. The grant date fair value of the restricted shares that vest upon the market condition was determined by utilizing a Monte Carlo simulation model to estimate the implications of potential stock price movements of our common stock and taking the average of the results.
(4)	120,000 shares will vest if the Company obtains FDA approval of paclitaxel poliglumex prior to December 31, 2010 and 120,000 shares will vest if the Company has obtained a specific annual net sales threshold for Zevalin prior to December 31, 2010.
(5)	40,000 shares will vest if the Company obtains FDA approval of paclitaxel poliglumex prior to December 31, 2010 and 40,000 shares will vest if the Company has obtained a specific annual net sales threshold for Zevalin prior to December 31, 2010.
(6)	Dr. Stromatt resigned effective as of April 4, 2008; in connection with his resignation, all unvested equity awards were terminated with the exception of 60,161 shares of restricted stock which will vest upon Dr. Stromatt assisting the Company with its response letter to the EMEA for paclitaxel poliglumex pursuant to his Severance Agreement and General Release entered into in connection with his resignation.
(7)	These shares will vest upon Dr. Stromatt assisting the Company with its response letter to the EMEA for paclitaxel poliglumex pursuant to his Severance Agreement and General Release entered into in connection with his resignation.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers at the end of fiscal 2007:

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)		Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
James A. Bianco, M.D.	12/10/1998	13,914	—		11.88	12/10/2008	—		—
	12/22/1999	25,000	—		12.25	12/22/2009	—		—
	11/30/2000	75,000	—		171.88	11/30/2010	—		—
	11/30/2001	62,500	—		109.18	11/30/2011	—		—
	7/30/2002	29,937	—		13.94	7/30/2012	—		—
	12/3/2002	47,500	—		37.98	12/3/2012	—		—
	12/11/2003	31,250	—		32.40	12/11/2013	—		—
	12/14/2005	62,500	—		9.44	12/14/2015	—		—
	12/14/2005	—	—		—	—	31,250	(3)	58,750
	1/18/2007	—	60,000	(1)	6.80	1/18/2017	—		—
	9/25/2007	—	—		—	—	282,257	(4)	530,643
	12/27/2007	—	100,000	(2)	1.89	12/27/2017	—		—
	12/27/2007	—	—		—	—	360,000	(5)	676,800

Louis A. Bianco	7/31/1998	16,038	—		11.62	7/31/2008	—		—
	12/10/1998	8,750	—		11.88	12/10/2008	—		—
	12/22/1999	8,750	—		12.25	12/22/2009	—		—
	11/30/2000	7,500	—		171.88	11/30/2010	—		—
	11/30/2001	10,328	—		109.18	11/30/2011	—		—
	7/30/2002	7,006	—		13.94	7/30/2012	—		—
	12/3/2002	11,153	—		37.98	12/3/2012	—		—
	12/11/2003	14,857	—		32.40	12/11/2013	—		—
	7/14/2005	37,500	—		11.12	7/14/2015	—		—
	12/14/2005	30,000	—		9.44	12/14/2015	—		—
	6/22/2006	7,500	—		5.68	6/22/2016	—		—
	1/18/2007	—	17,500	(1)	6.80	1/18/2017	—		—
	9/25/2007	—	—		—	—	84,675	(4)	159,189
	12/27/2007	—	36,000	(2)	1.89	12/27/2017	—		—
	12/27/2007	—	—		—	—	120,000	(5)	225,600

Dan Eramian	3/31/2006	7,917	15,833	(6)	7.64	3/31/2016	—		—
	3/31/2006	—	—		—	—	5,000	(7)	9,400
	6/22/2006	7,500	—		5.68	6/22/2016	—		—
	6/23/2006	—	—		—	—	1,875	(7)	3,525
	1/18/2007	—	15,000	(1)	6.80	1/18/2017	—		—
	9/25/2007	—	—		—	—	70,563	(4)	132,658
	12/27/2007	—	36,000	(2)	1.89	12/27/2017	—		—
	12/27/2007	—	—		—	—	120,000	(5)	225,600

Jack W. Singer, M.D.	7/31/1998	4,882	—		11.62	7/31/2008	—		—
	12/10/1998	11,250	—		11.88	12/10/2008	—		—
	12/22/1999	10,000	—		12.25	12/22/2009	—		—
	11/30/2000	17,500	—		171.88	11/30/2010	—		—
	11/30/2001	18,750	—		109.18	11/30/2011	—		—
	7/30/2002	7,665	—		13.94	7/30/2012	—		—
	12/3/2002	20,000	—		37.98	12/3/2012	—		—
	12/11/2003	18,750	—		32.40	12/11/2013	—		—
	7/14/2005	37,500	—		11.12	7/14/2015	—		—
	12/14/2005	30,000	—		9.44	12/14/2015	—		—
	6/22/2006	7,500	—		5.68	6/22/2016	—		—
	1/18/2007	—	17,500	(1)	6.80	1/18/2017	—		—
	9/25/2007	—	—		—	—	84,675	(4)	159,189
	12/27/2007	—	36,000	(2)	1.89	12/27/2017	—		—
	12/27/2007	—	—		—	—	120,000	(5)	225,600

Scott C. Stromatt, M.D.(8)	3/10/2003	10,000	—		27.36	3/10/2013	—		—
	8/26/2003	1,875	—		40.84	8/26/2013	—		—
	9/29/2004	5,000	—		28.40	9/29/2014	—		—
	6/16/2005	10,000	—		11.60	6/16/2015	—		—
	12/14/2005	37,500	—		9.44	12/14/2015	—		—
	6/22/2006	7,500	—		5.68	6/22/2016	—		—
	1/18/2007	—	15,000	(1)	6.80	1/18/2017	—		—
	9/25/2007	—	—		—	—	70,563	(4)	132,658
	12/27/2007	—	36,000	(2)	1.89	12/27/2017	—		—
	12/27/2007	—	—		—	—	120,000	(9)	225,600

(1)	Option grant vests over three years with 1/3 vesting one year from the date of grant, 1/3 vesting two years from the date of grant and 1/3 vesting three years from the date of grant.
(2)	Option grant vests over two years with 25% vesting six months from the date of grant, 25% vesting one year from the date of grant, 25% vesting 18 months from the date of grant and 25% vesting two years from the date of grant.
(3)	Shares will vest when the Company files an NDA with the FDA related to the approval of paclitaxel poliglumex, if the filing occurs on or before December 14, 2008.
(4)	The following number of shares will vest on December 22, 2008:

Name	Number of shares of Restricted Stock
Dr. James Bianco	80,645
Mr. Louis Bianco	24,193
Dr. Jack Singer	24,193
Mr. Dan Eramian	20,161
Dr. Scott Stromatt*	20,161

*	Pursuant to the Severance and Release Agreement entered into by the Company and Dr. Stromatt, these shares were not forfeited upon his termination on April 4, 2008 and will vest upon Dr. Stromatt’s assistance to the Company with its response letter to the EMEA for paclitaxel poliglumex pursuant to the terms of the Severance and Release Agreement.

In addition, the remaining shares will vest upon the Company’s achievement of the following three key corporate goals: (a) approval from the FDA or EMEA for the sale of either paclitaxel poliglumex or pixantrone or any other drug owned or exclusively licensed by the Company on the date the grant was approved, (b) approval from the FDA or EMEA of a second such drug and (c) the closing share price for the Company’s common stock exceeding $35.00 (as equitably adjusted for any stock split, stock dividend or similar adjustment in the Company’s capitalization). In the event that one of the above-mentioned corporate goals is achieved prior to December 31, 2009, the following additional shares of restricted stock would vest as of the date of the achievement of such corporate goal:

Name	Number of shares of Restricted Stock
Dr. James Bianco	80,645
Mr. Louis Bianco	24,193
Dr. Jack Singer	24,193
Mr. Dan Eramian	20,161
Dr. Scott Stromatt*	20,161

*	Due to Dr. Stromatt’s resignation from CTI on April 4, 2008, these shares have been forfeited.

In the event that two of the above-mentioned corporate goals are achieved prior to December 31, 2009, the following additional shares of restricted stock granted would vest as of the date of the second to occur of the two corporate goals:

Name	Number of shares of Restricted Stock
Dr. James Bianco	40,322
Mr. Louis Bianco	12,096
Dr. Jack Singer	12,096
Mr. Dan Eramian	10,080
Dr. Scott Stromatt*	10,080

*	Due to Dr. Stromatt’s resignation from CTI on April 4, 2008, these shares have been forfeited.

In the event that all three of the above-mentioned corporate goals are achieved prior to December 31, 2009, the following additional shares of restricted stock granted would vest as of the date of the last to occur of the three corporate goals:

Name	Number of shares of Restricted Stock
Dr. James Bianco	80,645
Mr. Louis Bianco	24,193
Dr. Jack Singer	24,193
Mr. Dan Eramian	20,161
Dr. Scott Stromatt*	20,161

*	Due to Dr. Stromatt’s resignation from CTI on April 4, 2008, these shares have been forfeited.

(5)	1/3 of the shares will vest on December 27, 2008, 1/3 of the shares will vest if the Company obtains FDA approval of paclitaxel poliglumex prior to December 31, 2010 and 1/3 of the shares will vest if the Company has obtained a specific annual net sales threshold for Zevalin prior to December 31, 2010.
(6)	Option grant vests over three years, 1/3 of which vested on 3/6/07, 1/3 of which vests on 3/6/08 and 1/3 of vests on 3/6/09.
(7)	Stock award vests on 3/6/2008.
(8)	Dr. Stromatt resigned effective as of April 4, 2008; in connection with his resignation, all unvested equity awards were terminated with the exception of 60,161 shares of restricted stock which will vest upon Dr. Stromatt assisting the Company with its response letter to the EMEA for paclitaxel poliglumex pursuant to his Severance Agreement and General Release entered into in connection with his resignation.
(9)	Pursuant to Dr. Stromatt’s Severance Agreement and General Release entered into in connection with his resignation on April 4, 2008, 40,000 of these shares were not forfeited and will vest upon Dr. Stromatt assisting the Company with its response letter to the EMEA for paclitaxel poliglumex; the remainder of the shares were forfeited upon his resignation from the Company.

Option Exercises and Stock Vested

The following table sets forth information regarding options exercised and shares of common stock acquired upon vesting of restricted stock by our named executive officers during fiscal 2007:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
James A. Bianco, M.D.	—	—	—	—
Louis A. Bianco	—	—	3,750	10,238
Dan Eramian	—	—	6,875	40,975
Jack W. Singer, M.D.	—	—	3,750	10,238
Scott Stromatt, M.D.	—	—	4,375	12,669

OTHER INFORMATION

Executive Officers

The following table provides certain information with respect to our executive officers as of April 15, 2008:

Name	Age	Position
James A. Bianco, M.D.	51	President, Chief Executive Officer and Director
Louis A. Bianco	55	Executive Vice President, Finance and Administration
Dan Eramian	59	Executive Vice President, Corporate Communications
Jack W. Singer, M.D.	65	Executive Vice President, Chief Medical Officer and Director

For biographical information for all our directors, including biographical information concerning Drs. Bianco and Singer who are each directors of CTI as well as executive officers, please see the discussion under the heading “Information about Nominees and Continuing Directors” on page 7 of this proxy statement.

Mr. Louis A. Bianco is one of our founders and has been our executive vice president, finance and administration since February 1, 1992, and was a director from our inception in September 1991 to April 1992 and from April 1993 to April 1995. From January 1989 through January 1992, Mr. Bianco was a vice president at Deutsche Bank Capital Corporation in charge of risk management. Mr. Bianco is a Certified Public Accountant and received his M.B.A. from New York University. Mr. Bianco and Dr. James A. Bianco are brothers.

Mr. Eramian joined us as executive vice president, corporate communications in March 2006. Prior to joining us, Mr. Eramian was Vice President of Communications at BIO, an industry organization representing more than 1,200 biotechnology companies, academic institutions, state biotechnology centers and related organizations. Prior to that, he was Assistant Administrator of Communications at the Small Business Administration and Director of Public Affairs at the Department of Justice and Chief Spokesman for the Attorney General.

In addition, Craig Philips is expected to join CTI as our President on August 1, 2008, and has entered into a consulting agreement with us to provide up to 15 days of consulting services to us prior to that date. Mr. Philips, age 47, served as Vice President and General Manager, Bayer Oncology for Bayer HealthCare from November 2006 to April 2007. Prior to that, Mr. Philips was at Schering Ag, where he was Vice President and General Manager, Berlex Oncology for Schering Ag from October 2004 through November 2006 and Vice President Marketing, Berlex Oncology from January 2004 through September 2004. Prior to that, Mr. Philips was at Schering-Plough Corporation for fourteen years, most recently as General Manager, Schering-Plough Australasia. Mr. Philips received his MBA from the Ohio State University.

Security Ownership of Certain Beneficial Owners and Management

The following table provides certain information regarding beneficial ownership of common and preferred stock as of May 14, 2008 by (1) each shareholder known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock or preferred stock, (2) each of our directors, (3) each of our principal executive officer (PEO), principal financial officer (PFO), and the three executive officers other than the PEO and PFO who were the most highly compensated in 2007 and (4) all directors and executive officers as a group:

	Common Stock			Preferred Stock
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Shares Subject to Convertible Securities (3)	Percentage Ownership (2)	Number of Shares Beneficially Owned(4)	Percentage Owned(4)
BAM Opportunity Fund, LP (5)	12,227,861	1,234,141	9.99%	11,392,405	80.0%
James A. Bianco, M.D.** (6)(12)	1,292,092	392,601	1.1%	—	—
John H. Bauer** (7)	63,250	9,000	*	—	—
Louis A. Bianco (8)(12)	405,709	174,216	*	—	—
Dan Eramian (9)(12)	241,647	37,334	*	—	—
Vartan Gregorian, Ph.D.** (7)	75,750	20,250	*	—	—
Richard L. Love** (10)	546,996	—	*	—	—
Mary O. Mundinger, Dr. PH** (7)	78,413	23,750	*	—	—
Phillip M. Nudelman, Ph.D.** (7)	116,452	24,726	*	—	—
Jack W. Singer, M.D.** (8)(12)	487,472	198,631	*	—	—
Scott C. Stromatt, M.D. (11)	142,661	76,875	*	—	—
Frederick W. Telling, Ph.D.** (7)	59,625	6,000	*	—	—
All directors and executive officers as a group (10 persons) (13)(14)	3,367,406	886,508	2.8%	—	—

*	Less than 1%
**	Denotes director of CTI
(1)	The address of the individuals listed is 501 Elliott Avenue West, Suite 400, Seattle, Washington 98119. The address of BAM Opportunity Fund, LP is 44 Wall Street, Suite 1603, New York 10005.
(2)	Beneficial ownership generally includes voting or investment power with respect to securities and is calculated based on 121,166,874 shares of our common stock outstanding as of May 14, 2008. This table is based upon information supplied by officers, directors and other investors including information from Schedules 13D, 13G and 13F and Forms 3 and 4 filed with the SEC. Shares of common stock subject to options, warrants or other securities convertible into common stock that are currently exercisable or convertible, or exercisable or convertible within 60 days of May 14, 2008, are deemed outstanding for computing the percentage of the person holding the option, warrant or convertible security but are not deemed outstanding for computing the percentage of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of stock beneficially owned. Our common stock and preferred stock vote together as a class. The Series A, Series B, and Series D preferred stock vote on an as converted basis, the Series C preferred stock have approximately 220.8 votes per share, or approximately 0.86 votes for each share of common stock into which the Series C Preferred Stock is convertible, and the Series E preferred stock votes on an as converted basis subject to a 9.99% “blocker” provision in our articles of incorporation which limits that holder’s voting power to 9.99% of the total voting power of the outstanding common and preferred stock. Therefore, as of May 14, 2008, there are deemed to be 135,186,796 shares of common stock outstanding for voting purposes, which includes 82,212 shares of common stock issuable upon conversion of the Series A preferred stock, 775,334 shares of common stock issuable upon conversion of the Series B preferred stock, 1,387,196 votes in the aggregate for the Series C preferred stock (based on 1,611,282 shares of common stock issuable on conversion of the Series C preferred stock with 0.86 votes per share), 382,775 shares of common stock issuable on conversion of the Series D preferred stock and 11,392,405 shares of common stock issuable on conversion of the Series E preferred stock.
(3)	Shares subject to options included in this column reflects all options, warrants and convertible debt held by the holder exercisable within 60 days after May 14, 2008 subject, in the case of BAM Opportunity Fund, LP, to blocker provisions described in footnote (5) below. These shares are also included in the column titled “Number of Shares Beneficially Owned”.
(4)	Each series of preferred stock has a different conversion ratio, therefore for the purposes of providing a comparison of all preferred stock, the amounts included in this column represent the number of shares of common stock into which the preferred stock held by such holder may be converted. The total number of shares of common stock underlying our preferred stock is 14,244,008, which consists of 82,212 shares of common stock issuable upon conversion of the Series A preferred stock, 775,334 shares of common stock reserved for issuance upon conversion of the Series B preferred stock, 1,611,282 shares of common stock reserved upon issuance of the Series C preferred stock, 382,775 shares of common stock reserved for issuance upon conversion of the Series D preferred stock and 11,392,405 shares of common stock reserved for issuance upon conversion of the Series E preferred stock. The preferred stock represents a maximum of 10.4% of the voting power of the outstanding common stock and preferred stock combined, however, the Series E preferred stock may be subject to reduction of its voting power based on a 9.99% “blocker” provision in our articles of incorporation which limits the voting power of that holder based on all voting securities held by the holder to no more than 9.99% of the total voting power of the common stock and preferred stock combined.
(5)

BAM Opportunity Fund LP (“BAM”) holds 10,993,720 shares of our common stock, 9,000 shares of Series E preferred stock which can be converted into 11,392,405 shares of our common stock, $19.4 million of our 13.5% senior convertible notes, which is immediately convertible into 24,556,962 shares of our common stock, warrants to purchase up to 31,285,012 shares of our common stock and an additional warrant, the B Unit Warrant, to purchase other convertible notes and warrants convertible into or exercisable for up to an aggregate of 128,164,556 shares of our common stock, in all cases subject to provisions in our articles of incorporation, the indenture covering the convertible notes and the warrants which limit the exercise or conversion of such securities if such exercise or conversion would cause BAM to hold more than 9.99% of our common stock on the date of exercise or conversion. As of May 14, 2008 this limit number was 12,227,861 shares. There is also a provision in our articles of incorporation which limits the voting power of the Series E preferred stock such that the total voting power of the outstanding common stock and Series E preferred stock, combined, owned by BAM cannot exceed 9.99% of the total voting power of our capital stock. Of the warrants held by BAM, warrants to purchase 28,481,012 shares of our common stock are not exercisable as of May 14, 2008, but they would become exercisable upon the approval of an amendment to our articles of incorporation to increase the number of authorized shares of our common stock; we expect the approval of Proposal 2 and the filing of amended and restated articles of incorporation to be completed within 60 days of May 14, 2008, therefore, the warrants might be exercisable prior to July 13, 2008. By the same token, the 128,164,557 shares of common stock issuable on exercise or conversion of securities that may be purchased by BAM on exercise of the B Unit Warrant could not be issued, and/or will not otherwise be beneficially owned, unless and until Proposal 2 is adopted and implemented, however, this might well occur by July 13, 2008. Even then, the 9.99% limitation would apply. As of May 14, 2008, BAM’s Series E preferred stock represented approximately 8.4% of the combined outstanding preferred and common stock calculated on an as-converted to common basis. BAM Capital, LLC is the managing partner of BAM Opportunity Fund, LP; BAM Capital, LLC is in turn managed by Hal Mintz and Ross Berman. Therefore each of BAM Capital, LLC, BAM Opportunity Fund, L.P., Mr. Mintz and Mr. Berman may be deemed to share the voting and dispositive power over these shares with BAM Opportunity Fund, LP. Each of BAM Capital, LLC, Mr. Mintz and Mr. Berman disclaims beneficial ownership of these shares except to the extent of his or its pecuniary interest therein.

(6)	Number of shares beneficially owned includes 673,507 shares of unvested restricted stock, 472,862 of which have contingent vesting terms. Of these contingent shares, 31,250 will vest upon the filing of an NDA with the FDA related to the approval of paclitaxel poliglumex if such event occurs on or before December 14, 2008, 120,000 shares will vest if the Company obtains FDA approval of paclitaxel poliglumex prior to December 31, 2010, 120,000 shares will vest if the Company has obtained a specific annual net sales threshold for Zevalin prior to December 31, 2010 and 201,612 will vest based on the Company’s achievement of significant corporate goals as described in footnote (12) below.
(7)	Number of shares beneficially owned includes 53,000 shares of unvested restricted stock.
(8)	Number of shares beneficially owned includes 204,675 shares of unvested restricted stock, 140,482 of which have contingent vesting terms. Of these contingent shares, 40,000 shares will vest if the Company obtains FDA approval of paclitaxel poliglumex prior to December 31, 2010, 40,000 shares will vest if the Company has obtained a specific annual net sales threshold for Zevalin prior to December 31, 2010 and 60,482 will vest based on the Company’s achievement of significant corporate goals as described in footnote (12) below.
(9)	Number of shares beneficially owned includes 190,563 shares of unvested restricted stock, 130,402 of which have contingent vesting terms. Of these contingent shares, 40,000 shares will vest if the Company obtains FDA approval of paclitaxel poliglumex prior to December 31, 2010, 40,000 shares will vest if the Company has obtained a specific annual net sales threshold for Zevalin prior to December 31, 2010 and 50,402 will vest based on the Company’s achievement of significant corporate goals as described in footnote (12) below.
(10)	Number of shares beneficially owned includes 56,000 shares of unvested restricted stock.
(11)	Dr. Stromatt resigned effective as of April 4, 2008; in connection with his resignation, all unvested equity awards were terminated with the exception of 60,161 shares of unvested restricted stock which will vest upon Dr. Stromatt assisting the Company with its response letter to the EMEA for paclitaxel poliglumex pursuant to his Severance Agreement and General Release entered into in connection with his resignation. All vested options will expire within 90 days of April 4, 2008.
(12)

Shares beneficially owned include unvested restricted stock which have contingent vesting terms based on the Company’s achievement of the following three key corporate goals over the next three years: (a) approval from the FDA or EMA for the sale of either paclitaxel poliglumex or pixantrone or any other drug owned or exclusively licensed by the Company as of the date the grant was approved, (b) approval from the FDA or EMEA of a second such drug and (c) the closing share price for the Company’s common stock exceeding $35.00 (as equitably adjusted for any stock split, stock dividend or similar adjustment in the Company’s capitalization). In the event that one of the above-mentioned corporate goals is achieved prior to December 31, 2009, the following shares of restricted stock would vest as of the date of the achievement of such corporate goal:

Name	Number of shares of Restricted Stock
Dr. James Bianco	80,645
Mr. Louis Bianco	24,193
Dr. Jack Singer	24,193
Mr. Dan Eramian	20,161

In the event that two of the above mentioned corporate goals are achieved prior to December 31, 2009, the following additional shares of restricted stock would vest as of the date of the second to occur of the two corporate goals:

Name	Number of shares of Restricted Stock
Dr. James Bianco	40,322
Mr. Louis Bianco	12,096
Dr. Jack Singer	12,096
Mr. Dan Eramian	10,080

In the event that all three of the above-mentioned corporate goals are achieved prior to December 31, 2009, the following additional shares of restricted stock would vest as of the date of the last to occur of the three corporate goals:

Name	Number of shares of Restricted Stock
Dr. James Bianco	80,645
Mr. Louis Bianco	24,193
Dr. Jack Singer	24,193
Mr. Dan Eramian	20,161

(13)	Number of shares beneficially owned includes 1,594,420 shares of unvested restricted stock for all directors and executive officers as a group, of which 884,228 shares are contingent and would vest as described in the above footnotes.
(14)	Does not include shares owned by directors and executive officers who served as directors and executive officers during all or part of the 2007 fiscal year but were not serving in that capacity as of May 14, 2008. Also does not include any shares owned by Mr. Philips, who will not be an executive officer of the Company until he assumes the role of President in August 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission reports of ownership and reports of changes in ownership of common stock and our other equity securities. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

We prepare Section 16(a) forms on behalf of our executive officers and directors based on the information provided by them. Based solely on review of this information or written representations from reporting persons that no other reports were required, we believe that, during the 2007 fiscal year, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than ten percent beneficial owners complied with Section 16(a), except for five Forms 4 covering nine transactions. Forms 4 covering nine transactions in January 2007 were filed late for each of our named executive officers.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists, or in the past fiscal year has existed, between any member of our compensation committee and any member of any other company’s board of directors or compensation committee.

Code of Ethics

The Company has adopted a code of ethics that applies to all officers and employees, including its principal executive officer, principal financial officer and controller. This code of ethics is posted on our website at www.celltherapeutics.com/investors/management.htm Shareholders may request a free copy of the codes of ethics from:

Cell Therapeutics, Inc.

Attention: Investor Relations

501 Elliott Avenue West, Suite 400

Seattle, WA 98119

(206) 282-7100

Any waivers or amendments of the Company’s code of ethics will be posted on our website, at www.celltherapeutics.com. The Company’s web site address provided above is not intended to function as a hyperlink, and the information on the Company’s web site is not and should not be considered part of this proxy statement and is not incorporated by reference herein.

The following report shall not be deemed incorporated by reference into any previous or future filings under the Securities Act or Securities Exchange Act, notwithstanding any such filings which purport to incorporate by reference this proxy statement in whole or in part.

Audit Committee Report

The audit committee reviews and monitors CTI’s financial reporting process on behalf of the board and reviews CTI’s system of internal controls. We act only in an oversight capacity, however, and it is management that has the primary responsibility for the financial statements, establishing and maintaining adequate internal controls, and the reporting process. Stonefield Josephson, Inc., CTI’s independent auditor, is responsible for expressing opinions on the conformity of CTI’s financial statements in accordance with generally accepted accounting principles, on management’s assessment of the effectiveness of CTI’s internal control over financial reporting, and on the effectiveness of CTI’s internal control over financial reporting. Each member of the Audit Committee is an independent director as determined by our board of directors, based on Nasdaq Global Market rules and the Securities and Exchange Commission’s independence requirements for members of audit committees. In addition, the board of directors has determined that John H. Bauer is an “audit committee financial expert,” as defined by SEC rules.

We operate under a written charter, a copy of which is available on CTI’s website at www.celltherapeutics.com. As more fully described in our charter, the purpose of the audit committee is to assist the board of directors in its oversight and monitoring of CTI’s financial statements, internal controls and audit matters. We meet each quarter with Stonefield Josephson, Inc. and management to review CTI’s interim financial results before the publication of CTI’s quarterly reports. Management’s and independent auditors’ presentations to and discussions with the audit committee cover various topics and events that may have significant financial impact and/or are the subject of discussions between management and the independent auditors. In accordance with the Sarbanes-Oxley Act, we have ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace CTI’s independent auditors.

In accordance with existing audit committee policy and the requirements of the Sarbanes-Oxley Act, all services to be provided by Stonefield Josephson, Inc. are subject to pre-approval by the audit committee. This includes audit services, audit-related services, tax services and other services. Pre-approval provided by the full audit committee, or a subcommittee thereof, relates to a particular category or group of services and is subject to a specific budget. The Sarbanes-Oxley Act prohibits an issuer from obtaining certain non-audit services from its auditing firm so as to avoid certain potential conflicts of interest; we have not in recent years obtained any of these services from Stonefield Josephson, Inc. and we are able to obtain such services from other service providers at competitive rates.

In addition, we recommend to the board of directors the appointment of the independent auditors and review their proposed audit scope, approach and independence.

We are not professional accountants or auditors and our duties are not intended to duplicate or to certify the activities of management or the independent auditors. It is not the audit committee’s duty to plan or conduct audits or to determine that CTI’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Consequently, the audit committee is not providing any professional certification as to the independent auditors’ work or any expert assurance as to the financial statements.

We have reviewed and discussed CTI’s audited financial statements with management and Stonefield Josephson, Inc. Management has represented to the audit committee that the financial statements were prepared in accordance with generally accepted accounting principles.

We also discussed with Stonefield Josephson, Inc. other matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, we have received from, and discussed with, Stonefield Josephson, Inc. their annual written report on their independence from us and our management, as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the auditors whether the provision of any non-audit services provided to us by them during 2007 were compatible with the auditors’ independence.

Based on our discussion with management and the independent auditors and our review of the audited financial statements and the representations of management and the independent auditors, we recommended to the board that the audited financial statements be included in CTI’s Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

John H. Bauer (Chair)

Phillip M. Nudelman, Ph.D.

Vartan Gregorian, Ph.D.

Frederick W. Telling, Ph.D.

Independent Auditors’ Fees and Services

The following table provides the aggregate fees billed for professional services rendered by our principal accountants during each of the past two fiscal years ended December 31:

	Stonefield Josephson, Inc.
Services Rendered	2007	2006
Audit Fees (1)	$904,000	$995,000
Audit-Related Fees (2)	226,000	—
Tax Fees (3)	5,000	—
All Other Fees (4)	—	—

(1)	Audit Fees. This category includes fees for professional services provided in conjunction with the audit of our financial statements and with the audit of management’s assessment of internal control over financial reporting and the effectiveness of internal control over financial reporting, review of our quarterly financial statements, assistance and review of documents filed with the SEC, consents, and comfort letters and attestation services provided in connection with statutory and other regulatory filings and engagements.
(2)	Audit Related Fees. This category includes fees for professional services associated with audits in connection with consummated transactions.
(3)	Tax Services. This category includes fees for professional services provided related to tax compliance, tax planning and tax advice.
(4)	Other Services. There were no other fees for services not included above.

Pre-Approval Policy

Pursuant to our “Audit and Non-Audit Services Pre-Approval Policy”, which is approved by the Audit Committee on an annual basis, the audit committee pre-approves all auditing services and non-audit services to be performed by our independent auditors. The audit committee also pre-approves all associated fees, except for de minimis amounts for non-audit services, which are approved by the audit committee prior to the completion of the audit.

Certain Relationships and Related Transactions

Pursuant to our Code of Business Conduct and Ethics and our Amended and Restated Charter for the Audit Committee of the Board of Directors of Cell Therapeutics, Inc., any potential related party transaction must be fully disclosed to our Chief Financial Officer. Upon review, if our Chief Financial Officer determines that the transaction is material to the Company, then the Company’s Audit Committee must review and approve in writing in advance such related party transaction. Item 404(a) of Regulation S-K requires the company to disclose in its proxy statement any transaction involving more than $120,000 in which the Company is a participant and in which any related person has or will have a direct or indirect material interest. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s common stock, or an immediate family member of any of those persons.

Since January 1, 2007, the Company has not been a participant in any transaction with a related person other than those described below.

In May 2007, we formed Aequus Biopharma, Inc., or Aequus, a majority owned subsidiary of which our ownership was approximately 69% as of December 31, 2007. We entered into a license agreement with Aequus whereby Aequus gained rights to our Genetic Polymer™ technology which Aequus will continue to develop. The Genetic Polymer technology may speed the manufacture, development, and commercialization of follow-on and novel protein-based therapeutics.

In May 2007, we also entered into an agreement to fund Aequus up to $2.0 million in cash in exchange for a convertible promissory note that becomes due and payable in five years and earns interest at a rate of 6% per annum. The note can be converted into equity at any time prior to its maturity upon CTI’s demand, or upon other triggering events. The number of shares of Aequus equity securities to be issued upon conversion of this note is equal to the quotient obtained by dividing (i) the outstanding balance of the note by (ii) 100% of the price per share of the equity securities. As of December 31, 2007, we have funded Aequus with an initial payment of $0.5 million. Additional payments of up to $1.5 million will be made upon the achievement of certain milestones. In addition, we have entered into a services agreement to provide certain administrative and research and development services to Aequus. The amounts charged for these services, if unpaid by Aequus within 30 days, will be considered additional principal advanced under the promissory note.

Our President and Chief Executive Officer, James A. Bianco, M.D. and our Executive Vice President, Chief Medical Officer, Jack W. Singer, M.D. are both minority shareholders of Aequus, each owning approximately 4.9% of the equity in the company as of December 31, 2007. Additionally, both Dr. Bianco and Dr. Singer are members of Aequus’ board of directors and each have entered into a consulting agreement with Aequus. Additionally, Frederick W. Telling, Ph.D., one of our board of directors, owns approximately 1% of Aequus and is also a member of Aequus’ board of directors.

Indemnification Agreements with Directors and Officers

In addition to the indemnification provisions contained in our amended and restated articles of incorporation and amended and restated bylaws, we have entered into indemnification agreements with each of our directors and officers. These agreements require us, among other things, to indemnify each such director or officer against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by us, which approval we have agreed not to unreasonably withhold) actually and reasonably incurred if the director or officer acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of CTI and its shareholders and, with respect to any criminal action or proceeding, such director or officer had no reasonable cause to believe his or her conduct was unlawful.

Other Business

As of the date of this proxy statement, we know of no other business that will be presented for action at the shareholder meeting. We have not received any advance notice of business to be brought before the shareholder meeting by any shareholder. If other business requiring a vote of the shareholders should come before the shareholder meeting, the person designated as your proxy will vote or refrain from voting in accordance with his best judgment.

Other Information

Our Annual Report on Form 10-K for the year ended December 31, 2007 is being mailed concurrently with the mailing of the Notice of Special Meeting in lieu of Annual Meeting and Proxy Statement to all U.S. shareholders entitled to notice of and to vote at the shareholder meeting. The Form 10-K is not considered proxy soliciting material nor is it incorporated into this Proxy Statement. The Form 10-K will be made available, including to our Italian shareholders in Italy, upon request, free of charge. Write to:

Investor Relations

Cell Therapeutics, Inc.

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

(206) 272-7100

Shareholder Proposals

A shareholder who intends to present a proposal of business at the 2009 Annual Meeting and desires that information regarding the proposal be included in the 2009 proxy statement and proxy materials must ensure that such information is received in writing by our secretary at our principal executive offices not later than January 23, 2009. In addition, inclusion in the proxy statement aside, our bylaws provide that a proposal for action to be presented by any shareholder (as opposed to by the Board of Directors) at an annual meeting, or the nomination of a candidate for election to the board of directors, will be considered out of order and will not be acted upon unless the proposal is received in writing by our secretary at our principal executive offices at least 90 days before the first anniversary of the previous year’s Annual Meeting. We will interpret this as if the 2008 Special Meeting in lieu of Annual Meeting, if held on June 19, 2008, is the 2008 Annual Meeting. so the 90th day before the anniversary would be March 21, 2009. The notice must also provide certain other information as described in the bylaws. Copies of the bylaws are available to shareholders free of charge upon request to our secretary.

By Order of the Board of Directors

Louis A. Bianco
Executive Vice President, Finance & Administration

Seattle, Washington

May 23, 2008

APPENDIX A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

CELL THERAPEUTICS, INC.

ARTICLE I

NAME

The name of the corporation (the “Corporation”) is Cell Therapeutics, Inc.

ARTICLE II

AUTHORIZED CAPITAL STOCK

1.    Classes.    The Corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation shall have authority to issue is Four Hundred Ten Million (410,000,000); the total number of authorized shares of Common Stock shall be Four Hundred Million (400,000,000) and the total number of authorized shares of Preferred Stock shall be Ten Million (10,000,000).

2.    Preferred Stock.    Shares of Preferred Stock may be issued from time to time in one or more series. Shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. The Board of Directors of the Corporation is hereby authorized to fix the designations and powers, preferences and rights, if any, and qualifications, limitations or other restrictions thereof, including, without limitation, the dividend rate (and whether dividends are cumulative), conversion rights, if any, voting rights, rights and terms of redemption (including sinking fund provisions, if any), redemption price and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding.

(a)    Series A 3% Convertible Preferred Stock

Section 1.    Definitions.    Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:

“Alternate Consideration” shall have the meaning set forth in Section 7(e).

“Bankruptcy Event” means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof; (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment; (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6(d)(iii).

“Change of Control Transaction” means the occurrence after the date hereof of any of (i) an acquisition by an individual, legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 33% of the voting securities of the Corporation (other than by means of conversion or exercise of Series A Preferred Stock and the Warrants issued together with the Series A Preferred Stock), or (ii) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the shareholders of the Corporation immediately prior to such transaction own less than 66% of the aggregate voting power of the Corporation or the successor entity of such transaction, or (iii) the Corporation sells or transfers all or substantially all of its assets to another Person and the shareholders of the Corporation immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, or (iv) a replacement at one time or within a one year period of more than one-half of the members of the Corporation’s board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (v) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (i) through (iv) herein.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto and all conditions precedent to (i) each Holder’s obligations to pay the Subscription Amount and (ii) the Corporation’s obligations to deliver the Securities have been satisfied or waived.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, no par value per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any preferred stock, rights, options, warrants, or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock; provided, however, that Common Stock Equivalents shall not include any debt securities of the Corporation.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock in accordance with the terms hereof.

“Dividend Payment Date” shall have the meaning set forth in Section 3(a).

“Equity Conditions” means, during the period in question, (i) the Corporation shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the applicable Holder on or prior to the dates so requested or required, if any, (ii) the Corporation shall have paid all liquidated damages and other amounts owing to the applicable Holder in respect of the Series A Preferred Stock, (iii) there is an effective Registration Statement pursuant to which the Company is permitted to issue the Conversion Shares or the Holders are permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock issuable pursuant to the Transaction Documents (and the Corporation believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iv) the Common Stock is trading on a Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed for trading on such Trading Market (and the Corporation believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (v) there is a sufficient number of authorized, but unissued and otherwise unreserved, shares of Common Stock for the issuance of all of the shares of Common Stock issuable pursuant to the Transaction Documents, (vi) there is no existing Triggering Event or no existing event which, with the passage of time or the giving of notice, would constitute a Triggering Event, (vii) the issuance of the shares in question to the applicable Holder would not violate the limitations set forth in Section 6(c) herein, (viii) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated and (ix) the applicable Holder is in possession of any information furnished by the Corporation that constitutes, or may constitute, material non-public information.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Forced Conversion Amount” means the sum of (i) 100% of the aggregate Stated Value then outstanding, (ii) accrued but unpaid dividends and (iii) all liquidated damages and other amounts due in respect of the Series A Preferred Stock.

“Forced Conversion Date” shall have the meaning set forth in Section 8(a).

“Forced Conversion Notice” shall have the meaning set forth in Section 8(a).

“Forced Conversion Notice Date” shall have the meaning set forth in Section 8(a).

“Fundamental Transaction” shall have the meaning set forth in Section 7(e).

“Holder” shall have the meaning given such term in Section 2.

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Series A Preferred Stock in dividend rights or liquidation preference.

“Liquidation” shall have the meaning set forth in Section 5.

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Optional Redemption” shall have the meaning set forth in Section 8(b).

“Optional Redemption Amount” means the sum of (i) 100% of the aggregate Stated Value then outstanding, (ii) accrued but unpaid dividends and (iii) all liquidated damages and other amounts due in respect of the Series A Preferred Stock.

“Optional Redemption Date” shall have the meaning set forth in Section 8(b).

“Optional Redemption Notice” shall have the meaning set forth in Section 8(b).

“Optional Redemption Notice Date” shall have the meaning set forth in Section 8(b).

“Original Issue Date” means the date of the first issuance of any shares of the Series A Preferred Stock regardless of the number of transfers of any particular shares of Series A Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series A Preferred Stock.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of the Original Issue Date, to which the Corporation and the original Holders are parties, as amended, modified or supplemented from time to time in accordance with its terms.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series A Preferred Stock” shall have the meaning set forth in Section 2.

“Share Delivery Date” shall have the meaning set forth in Section 6(e).

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Subscription Amount” means, as to each Purchaser, the amount in United States dollars and in immediately available funds to be paid for the Series A Preferred Stock purchased pursuant to the Purchase Agreement as specified below such Purchaser’s name on the signature page of the Purchase Agreement and next to the heading “Subscription Amount.”

“Subsidiary” shall have the meaning set forth in the Purchase Agreement.

“Threshold Period” shall have the meaning set forth in Section 8(a).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means the following exchanges on which the Common Stock is listed for trading on the date in question: the Nasdaq Capital Market or the Nasdaq Global Market.

“Transaction Documents” shall have the meaning set forth in the Purchase Agreement.

“Triggering Event” shall have the meaning set forth in Section 9(a).

“Triggering Redemption Amount” means, for each share of Series A Preferred Stock, the sum of (i) the greater of (A) 130% of the Stated Value and (B) the product of (a) the VWAP on the Trading Day immediately preceding the date of the Triggering Event and (b) the Stated Value divided by the then Conversion Price, (ii) all accrued but unpaid dividends thereon and (iii) all liquidated damages and other costs, expenses or amounts due in respect of the Series A Preferred Stock.

“Triggering Redemption Payment Date” shall have the meaning set forth in Section 9(b).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

Section 2.    Designation, Amount and Par Value.    The series of preferred stock shall be designated as its Series A 3% Convertible Preferred Stock (the “Series A Preferred Stock”) and the number of shares so designated shall be up to 20,000 (which shall not be subject to increase without the written consent of all of the holders of the Series A Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Series A Preferred Stock shall have no par value per share and a stated value equal to $1,000, subject to increase set forth in Section 3(a) below (the “Stated Value”).

Section 3.    Dividends.

a)    Dividends.    Holders shall be entitled to receive, and the Corporation shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value) of 3% per annum (subject to increase pursuant to Section 9(b) of this Article II.2(a)), payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first such date after the Original Issue Date, on each Conversion Date (with respect only to shares of Series A Preferred Stock being converted) and on each Optional Redemption Date (with respect only to Series A Preferred Stock being redeemed) (each such date, a “Dividend Payment Date”) (if any Dividend Payment Date is not a Trading Day, the applicable payment shall be due on the next succeeding Trading Day) in cash; provided, however, that if funds are not legally available for the payment of dividends on the Series A Preferred Stock, such dividends shall accrete to, and increase, the Stated Value. Dividends on the Series A Preferred Stock shall be calculated on the basis of a 360-day year, consisting of twelve 30-day periods, shall accrue daily commencing on the Original Issue Date, and shall be deemed to accrue from such Original Issue Date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Any dividends that are not paid within three Trading Days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, payable in cash, at the rate of 18% per annum or the lesser rate permitted by applicable law (such late fee shall accrue daily from the Dividend Payment Date through and including the date of payment).

b)    So long as any Series A Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities except as expressly permitted by Section 9(a)(v). So long as any Series A Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon (other than a dividend or distribution described in Section 6 of this Article II.2(a)) or dividends due and paid in the ordinary course on preferred stock of the Corporation at such times when the Corporation is in compliance with its payment and other obligations hereunder), nor shall any distribution be made in respect of, any Junior Securities as long as any dividends due on the Series A Preferred Stock remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Series A Preferred Stock.

Section 4.    Voting.

a)    Voting Rights. Except as otherwise provided herein or as otherwise required by law, each holder of the shares of Series A Preferred Stock shall have the right to the number of votes equal to the number of Conversion Shares then issuable upon conversion of the Series A Preferred Stock held by such Holder in all matters as to which shareholders are required or permitted to vote, and with respect to such vote, such Holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision in these articles of incorporation, to vote, together with the holders of Common Stock as a single class, with respect to any question upon which holders of Common Stock have the right to vote; provided, however, as to any Holder the right to vote such shares shall be limited to the number of shares issuable to such Holder pursuant to Section 6(c) on the record date for such vote. To the extent permitted under RCW Chapter 23B, and in accordance with Article V.1 of these Articles, the Corporation’s shareholders may take action by the affirmative vote of a majority of all shareholders of this Corporation entitled to vote on an action. This Section is specifically intended to reduce the voting requirements otherwise prescribed under RCW 23B.010.030, 23B.11.030, 23B.11.035 and 23B.12.020 in accordance with

RCW 23B.07.270. Without limiting the generality of the foregoing, and notwithstanding the provisions of RCW 23B.10.040, subsections 1(a),(e) and (f), but subject to the provisons of the Section 4(b) below, the Corporation may take any of the actions described in RCW 23B.10,040, subsections 1(a), (e) and (f) by the affirmative vote of the holders of a majority of the Series A Preferred Stock and the Common Stock, voting together as one class, with each holder of Series A Preferred Stock having the number of votes set forth above.

b)    Restrictions on Corporate Action.    Notwithstanding anything to the contrary in Section 4(a) above, as long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Series A Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend this Article II.2(a), (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5 of this Article II.2(a)) senior to or otherwise pari passu with the Series A Preferred Stock, (c) amend its articles of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (d) increase the number of authorized shares of Series A Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

Section 5.    Liquidation.    Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages owing thereon, for each share of Series A Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction shall not be deemed a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

Section 6.    Conversion.

a)    Conversions at Option of Holder.    Each share of Series A Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(c)) determined by dividing the Stated Value of such share of Series A Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Series A Preferred Stock to be converted, the number of shares of Series A Preferred Stock owned prior to the conversion at issue, the number of shares of Series A Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Series A Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing such shares of Series A Preferred Stock to the Corporation unless all of the shares of Series A Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Series A Preferred Stock promptly following the Conversion Date at issue. Shares of Series A Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b)    Conversion Price.    The conversion price for the Series A Preferred Stock shall equal $1.6725 subject to adjustment herein (the “Conversion Price”).

c)    Beneficial Ownership Limitation.    The Corporation shall not effect any conversion of the Series A Preferred Stock, and a Holder shall not have the right to convert any portion of the Series A Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Stated Value of Series A Preferred Stock beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including the Warrants) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(c) applies, the determination of whether the Series A Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Series A Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Series A Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Series A Preferred Stock are convertible, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent Form 10-Q or Form 10-K, as the case may be, (B) a more recent public announcement by the Corporation or (C) a more recent notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series A Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series A Preferred Stock held by the applicable Holder. The Beneficial Ownership Limitation provisions of this Section 6(c) may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Corporation, to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of Series A Preferred Stock held by the applicable Holder and the provisions of this Section 6(c) shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation shall not be further waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended

Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Series A Preferred Stock. Notwithstanding anything herein to the contrary, this provision shall not apply to any Holder that has elected to waive this provision (A) on its signature page to the Purchase Agreement or (B) in a writing acceptable to the Company.

d)    Mechanics of Conversion

i.    Delivery of Certificate Upon Conversion.    Not later than five Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) a certificate or certificates, which shall be free of restrictive legends and trading restrictions, representing the number of shares of Common Stock being acquired upon the conversion of shares of Series A Preferred Stock and (B) a bank check in the amount of accrued and unpaid dividends. The Corporation shall use its best efforts to deliver any certificate or certificates required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the seventh Trading Day after the Conversion Date, the applicable Holder shall be entitled to elect to rescind such Conversion Notice by written notice to the Corporation at any time on or before its receipt of such certificate or certificates, in which event the Corporation shall promptly return to such Holder any original Series A Preferred Stock certificate delivered to the Corporation and such Holder shall promptly return any Common Stock certificates representing the shares of Series A Preferred Stock tendered for conversion to the Corporation.

ii.    Obligation Absolute; Partial Liquidated Damages.    The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series A Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Series A Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series A Preferred Stock of such Holder shall have been sought and obtained. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such certificate or certificates pursuant to Section 6(d)(i) on the second Trading Day after the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $10,000 of Stated Value of Series A Preferred Stock being converted, $50 per Trading Day for each Trading Day after such second Trading Day after the Share Delivery Date until such certificates are delivered. Nothing herein shall limit a Holder’s right to pursue actual damages or declare a Triggering Event pursuant to Section 9 for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The Exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

iii.    Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion.    If the Corporation fails to deliver to a Holder the applicable certificate or certificates by the second Trading Day following the Share Delivery Date pursuant to Section 6(d)(i), and if after such date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series A Preferred Stock equal to the number of shares of Series A Preferred Stock submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(d)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series A Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series A Preferred Stock as required pursuant to the terms hereof.

iv.    Reservation of Shares Issuable Upon Conversion.    The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series A Preferred Stock and payment of dividends on the Series A Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series A Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of all outstanding shares of Series A Preferred Stock and payment of dividends hereunder. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, shall be registered for public sale in accordance with such Conversion Shares Registration Statement.

v.    Fractional Shares.    Upon a conversion hereunder, the Corporation shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time.

vi.    Transfer Taxes.    The issuance of certificates for shares of the Common Stock on conversion of this Series A Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders of such shares of Series A Preferred Stock so converted and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

Section 7.    Certain Adjustments.

a)    Stock Dividends and Stock Splits.    If the Corporation, at any time while this Series A Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Series A Preferred Stock); (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)    [RESERVED].

c)    Subsequent Rights Offerings.    If the Corporation, at any time while this Series A Preferred Stock is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share that is lower than the VWAP on the record date referenced below, then the Conversion Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Corporation in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights, options or warrants.

d)    Pro Rata Distributions.    If the Corporation, at any time while this Series A Preferred Stock is outstanding, distributes to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than Common Stock, which shall be subject to Section 7(c)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of shareholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets, evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Corporation in good faith. In either case the adjustments shall be described in a statement delivered to the Holders describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e)    Fundamental Transaction.    If, at any time while this Series A Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series A Preferred Stock, the Holders shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series A Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall articles of incorporation or an amendment to its articles of incorporation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7(e) and insuring that this Series A Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

f)     Calculations.    All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

g)     Notice to the Holders.

i.    Adjustment to Conversion Price.    Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company enters into a Variable Rate Transaction, despite the prohibition set forth in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion price at which such securities may be converted or exercised.

ii.    Notice to Allow Conversion by Holder.    If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the

Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any shareholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Series A Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert the Stated Value of its Series A Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice.

Section 8.     Forced Conversion and Optional Redemption.

a)     Forced Conversion.    Notwithstanding anything herein to the contrary, if after the six month anniversary of the Original Issue Date the VWAP for each of any 20 consecutive Trading Day period (“Threshold Period”) exceeds $3.345, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Original Issue Date, the Corporation may, within 1 Trading Day after the end of any such Threshold Period, deliver a written notice to all Holders (a “Forced Conversion Notice” and the date such notice is delivered to all Holders, the “Forced Conversion Notice Date”) to cause each Holder to convert all or part of such Holder’s Series A Preferred Stock (as specified in such Forced Conversion Notice) plus all accrued but unpaid dividends thereon and all liquidated damages and other amounts due in respect of the Series A Preferred Stock pursuant to Section 6, with the “Conversion Date” for purposes of Section 6 deemed to occur on the third Trading Day following the Forced Conversion Notice Date (such third Trading Day, the “Forced Conversion Date”). The Corporation may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Corporation shall not be effective, unless all of the Equity Conditions have been met on each Trading Day during the applicable Threshold Period through and including the later of the Forced Conversion Date and the Trading Day after the date that the Conversion Shares issuable pursuant to such forced conversion are actually delivered to the Holders pursuant to the Forced Conversion Notice. Any Forced Conversion Notices shall be applied ratably to all of the Holders based on each Holder’s initial purchases of Series A Preferred Stock hereunder, provided that any voluntary conversions by a Holder shall be applied against such Holder’s pro rata allocation, thereby decreasing the aggregate amount forcibly converted hereunder if less than all shares of the Series A Preferred Stock are forcibly converted. For purposes of clarification, a Forced Conversion shall be subject to all of the provisions of Section 6, including, without limitation, the provisions requiring payment of liquidated damages and limitations on conversions.

b)    Optional Redemption at Election of Holder.    Subject to the provisions of this Section 8, at any time after the two year anniversary of the Original Issue Date, the Holder may deliver a notice to the Corporation (an “Optional Redemption Notice” and the date such notice is deemed delivered hereunder, the “Optional Redemption Notice Date”) requiring the Corporation to redeem some or all of the then outstanding Series A Preferred Stock for cash in an amount equal to the Optional Redemption Amount on the fifth Trading Day following the Optional Redemption Notice Date (such date, the “Optional Redemption Date” and such redemption, the “Optional Redemption”). The Optional Redemption Amount is payable in full on the Optional Redemption Date. If the Corporation fails to pay the Optional Redemption Amount in full on the Optional Redemption Amount on the Optional Redemption Date, the Corporation shall pay interest thereon at a rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law, accruing daily from the first day following the Optional Redemption Date until such Optional Redemption Amount, plus any interest thereon, is paid in full. The Corporation shall honor all Notices of Conversion tendered from the time of delivery of the Optional Redemption Notice through the date the Optional Redemption Amount is paid in full.

Section 9.    Redemption Upon Triggering Events.

a)    “Triggering Event” means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.    if the Company fails to provide at all times an effective registration statement that permits the Company to issue the Conversion Shares or which allows the Holder to sell the Conversion Shares pursuant thereto, subject to a grace period of 20 calendar days;

ii.    the Corporation shall fail to deliver certificates representing Conversion Shares issuable upon a conversion hereunder that comply with the provisions hereof prior to the fifth Trading Day after such certificates are required to be delivered hereunder, or the Corporation shall provide written notice to any Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversion of any shares of Series A Preferred Stock in accordance with the terms hereof;

iii.    the Corporation shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to such Holder upon a conversion hereunder;

iv.    unless specifically addressed elsewhere in this these articles of incorporation as a Triggering Event, the Corporation shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of the Transaction Documents, and such failure or breach shall not, if subject to the possibility of a cure by the Corporation, have been cured within 30 calendar days after the date on which written notice of such failure or breach shall have been delivered;

v.    the Corporation shall be party to a Change of Control Transaction;

vi.    there shall have occurred a Bankruptcy Event;

vii.    the Common Stock shall fail to be listed or quoted for trading on a Trading Market for more than five Trading Days, which need not be consecutive Trading Days; or

viii.    any monetary judgment, writ or similar final process shall be entered or filed against the Corporation, any Subsidiary or any of their respective property or other assets for greater than $50,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days.

b)    Upon the occurrence of a Triggering Event, each Holder shall (in addition to all other rights it may have hereunder or under applicable law) have the right, exercisable at the sole option of such

Holder, to require the Corporation to redeem all of the Series A Preferred Stock then held by such Holder for a redemption price, in shares of Common Stock, equal to the Triggering Redemption Amount. The Triggering Redemption Amount shall be due and payable within five Trading Days of the date on which the notice for the payment therefore is provided by a Holder (the “Triggering Redemption Payment Date”). If the Corporation fails to pay in full the Triggering Redemption Amount hereunder on the date such amount is due in accordance with this Section, the Corporation will pay interest thereon at a rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law, accruing daily from such date until the Triggering Redemption Amount, plus all such interest thereon, is paid in full. For purposes of this Section, a share of Series A Preferred Stock is outstanding until such date as the applicable Holder has been paid the Triggering Redemption Amount in cash.

Section 10.    Negative Covenants.    So long as any shares of Series A Preferred Stock are outstanding, unless the holders of at least 67% in Stated Value of the then outstanding shares of Series A Preferred Stock shall have otherwise given prior written consent, the Corporation shall not, and shall not permit any of its subsidiaries (whether or not a Subsidiary on the Original Issue Date) to, directly or indirectly:

a)    amend these articles of incorporation, its bylaws or other charter documents so as to materially and adversely affect any rights of any Holder;

b)    repay, repurchase or offer to repay, repurchase or otherwise acquire any shares of its Common Stock, Common Stock Equivalents or Junior Securities, except for the Conversion Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents; provided, however, that this restriction shall not apply to the repurchase of up to 1,000,000 shares of Common Stock in any 12 month period (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Original Issue Date) from employees, officers, directors, consultants or other persons performing services for this Corporation or any Subsidiary pursuant to agreements approved by a majority of the Board of Directors or under which this Corporation has the option to repurchase such shares at cost or at cost upon the occurrence of certain events, such a termination of employment.

c)    pay cash dividends or distributions on Junior Securities of the Corporation; or

d)    enter into any agreement or understanding with respect to any of the foregoing.

Section 11.    Miscellaneous.

a)    Notices.    Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above, facsimile number (206) 272-4302, Attention: President or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of the Holders. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 prior to 5:30 p.m. (New York City time) on any date, (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 between 5:30 p.m. and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)    Absolute Obligation.    Except as expressly provided herein, no provision of this Article II.2(a) shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Series A Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c)    Lost or Mutilated Series A Preferred Stock Certificate.    If a Holder’s Series A Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series A Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d)    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of this Article II.2(a) shall be governed by and construed and enforced in accordance with the internal laws of the State of Washington, without regard to the principles of conflict of laws thereof.

e)    Waiver.    Any waiver by the Corporation or a Holder of a breach of any provision of this Article II.2(a) shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Article II.2(a) or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Article II.2(a) on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Article II.2(a). Any waiver by the Corporation or a Holder must be in writing.

f)    Severability.    If any provision of this Article II.2(a) is invalid, illegal or unenforceable, the balance of this Article II.2(a) shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g)    Next Business Day.    Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h)    Headings.    The headings contained herein are for convenience only, do not constitute a part of this Article II.2(a) and shall not be deemed to limit or affect any of the provisions hereof.

i)    Status of Converted or Redeemed Series A Preferred Stock.    Shares of Series A Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Series A Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series A 3% Convertible Preferred Stock.

(b)    Series B 3% Convertible Preferred Stock

Section 1.    Definitions.    Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:

“Alternate Consideration” shall have the meaning set forth in Section 7(e).

“Bankruptcy Event” means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof; (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment; (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6(d)(iii).

“Change of Control Transaction” means the occurrence after the date hereof of any of (i) an acquisition by an individual, legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 33% of the voting securities of the Corporation (other than by means of conversion or exercise of Series B Preferred Stock and the Warrants issued together with the Series B Preferred Stock), or (ii) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the shareholders of the Corporation immediately prior to such transaction own less than 66% of the aggregate voting power of the Corporation or the successor entity of such transaction, or (iii) the Corporation sells or transfers all or substantially all of its assets to another Person and the shareholders of the Corporation immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, or (iv) a replacement at one time or within a one year period of more than one-half of the members of the Corporation’s board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (v) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (i) through (iv) herein.

“Closing Date” means April 16, 2007, provided that all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Preferred Stock and Warrants have been satisfied or waived on or before such date.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, no par value per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any preferred stock, rights, options, warrants, or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock; provided, however, that Common Stock Equivalents shall not include any debt securities of the Corporation.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock in accordance with the terms hereof.

“Dividend Payment Date” shall have the meaning set forth in Section 3(a).

“Equity Conditions” means, during the period in question, (i) the Corporation shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the applicable Holder on or prior to the dates so requested or required, if any, (ii) the Corporation shall have paid all liquidated damages and other amounts owing to the applicable Holder in respect of the Series B Preferred Stock, (iii) there is an effective Registration Statement pursuant to which the Company is permitted to issue the Conversion Shares or the Holders are permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock issuable pursuant to the Transaction Documents (and the Corporation believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iv) the Common Stock is trading on a Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed for trading on such Trading Market (and the Corporation believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (v) there is a sufficient number of authorized, but unissued and otherwise unreserved, shares of Common Stock for the issuance of all of the shares of Common Stock issuable pursuant to the Transaction Documents, (vi) there is no existing Triggering Event or no existing event which, with the passage of time or the giving of notice, would constitute a Triggering Event, (vii) the issuance of the shares in question to the applicable Holder would not violate the limitations set forth in Section 6(c) herein, (viii) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated and (ix) the applicable Holder is in possession of any information furnished by the Corporation that constitutes, or may constitute, material non-public information.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Forced Conversion Amount” means the sum of (i) 100% of the aggregate Stated Value then outstanding, (ii) accrued but unpaid dividends and (iii) all liquidated damages and other amounts due in respect of the Series B Preferred Stock.

“Forced Conversion Date” shall have the meaning set forth in Section 8(a).

“Forced Conversion Notice” shall have the meaning set forth in Section 8(a).

“Forced Conversion Notice Date” shall have the meaning set forth in Section 8(a).

“Fundamental Transaction” shall have the meaning set forth in Section 7(e).

“Holder” shall have the meaning given such term in Section 2.

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Series B Preferred Stock in dividend rights or liquidation preference.

“Liquidation” shall have the meaning set forth in Section 5.

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Optional Redemption” shall have the meaning set forth in Section 8(b).

“Optional Redemption Amount” means the sum of (i) 100% of the aggregate Stated Value then outstanding, (ii) accrued but unpaid dividends and (iii) all liquidated damages and other amounts due in respect of the Series B Preferred Stock.

“Optional Redemption Date” shall have the meaning set forth in Section 8(b).

“Optional Redemption Notice” shall have the meaning set forth in Section 8(b).

“Optional Redemption Notice Date” shall have the meaning set forth in Section 8(b).

“Original Issue Date” means the date of the first issuance of any shares of the Series B Preferred Stock regardless of the number of transfers of any particular shares of Series B Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series B Preferred Stock, and which shall not be earlier than April 16, 2007.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of the Original Issue Date, to which the Corporation and the original Holders are parties, as amended, modified or supplemented from time to time in accordance with its terms.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series B Preferred Stock” shall have the meaning set forth in Section 2.

“Share Delivery Date” shall have the meaning set forth in Section 6(d).

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Subscription Amount” means, as to each Purchaser, the amount in United States dollars and in immediately available funds to be paid for the Series B Preferred Stock purchased pursuant to the Purchase Agreement as specified below such Purchaser’s name on the signature page of the Purchase Agreement and next to the heading “Subscription Amount.”

“Subsidiary” shall have the meaning set forth in the Purchase Agreement.

“Threshold Period” shall have the meaning set forth in Section 8(a).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means the following exchanges on which the Common Stock is listed for trading on the date in question: the Nasdaq Capital Market or the Nasdaq Global Market.

“Transaction Documents” shall have the meaning set forth in the Purchase Agreement.

“Triggering Event” shall have the meaning set forth in Section 9(a).

“Triggering Redemption Amount” means, for each share of Series B Preferred Stock, the sum of (i) the greater of (A) 130% of the Stated Value and (B) the product of (a) the VWAP on the Trading Day immediately preceding the date of the Triggering Event and (b) the Stated Value divided by the then Conversion Price, (ii) all accrued but unpaid dividends thereon and (iii) all liquidated damages and other costs, expenses or amounts due in respect of the Series B Preferred Stock.

“Triggering Redemption Payment Date” shall have the meaning set forth in Section 9(b).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

Section 2.    Designation, Amount, Par Value and Rank.    The series of preferred stock shall be designated as its Series B 3% Convertible Preferred Stock (the “Series B Preferred Stock”) and the number of shares so designated shall be up to 37,200 (which shall not be subject to increase without the written consent of all of the holders of the Series B Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Series B Preferred Stock shall have no par value per share and a stated value equal to $1,000, subject to increase set forth in Section 3(a) below (the “Stated Value”). The Series B Preferred Stock shall be a Junior Security with respect to the Corporation’s Series A 3% Convertible Preferred Stock (“Series A Preferred Stock”) with respect to the right to receive dividends, to receive the liquidation preference upon Liquidation or upon redemption of the Series B Preferred Stock at the option of the Holder, such that no amounts shall be payable in respect of the Series B Preferred Stock unless all amounts in respect of any such event (dividend, liquidation or optional redemption) have been paid in full in respect of the Series A Preferred Stock.

Section 3.    Dividends.

a)    Dividends.    Holders shall be entitled to receive, and the Corporation shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value) of 3% per annum (subject to increase pursuant to Section 9(b) of this Article II.2(b)), payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first such date after the Original Issue Date, on each Conversion Date (with respect only to shares of Series B Preferred Stock being converted) and on each Optional Redemption Date (with respect only to Series B Preferred Stock being redeemed) (each such date, a “Dividend Payment Date”) (if any Dividend Payment Date is not a Trading Day, the applicable payment shall be due on the next succeeding Trading Day) in cash; provided, however, that if funds are not legally available for the payment of dividends on the Series B Preferred Stock (for clarity, including if such payment cannot be made due to the seniority of the Series A Preferred Stock), such dividends shall accrete to, and increase, the Stated Value. Dividends on the Series B Preferred Stock shall be calculated on the basis of a 360-day year, consisting of twelve 30-day periods, shall accrue daily commencing on the Original Issue Date, and shall be deemed to accrue from such Original Issue Date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Any dividends that are not paid within three Trading Days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, payable in cash, at the rate of 18% per annum or the lesser rate permitted by applicable law (such late fee shall accrue daily from the Dividend Payment Date through and including the date of payment).

b)    So long as any Series B Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities except as expressly permitted by Section 10(b). So long as any Series B Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon (other than a dividend or distribution described in Section 6 of this Article II.2(b)) or dividends due and paid in the ordinary course on preferred stock of the Corporation at such times when the Corporation is in compliance with its payment and other obligations hereunder), nor shall any distribution be made in respect of, any Junior Securities as long as any dividends due on the Series B Preferred Stock remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Series B Preferred Stock.

Section 4.    Voting Rights.

a)    Except as otherwise provided herein or as otherwise required by law, each holder of the shares of Series B Preferred Stock shall have the right to the number of votes equal to the number of

Conversion Shares then issuable upon conversion of the Series B Preferred Stock held by such Holder in all matters as to which shareholders are required or permitted to vote, and with respect to such vote, such Holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision in these Articles as amended hereby, to vote, together with the holders of Common Stock as a single class, with respect to any question upon which holders of Common Stock have the right to vote; provided, however, as to any Holder the right to vote such shares shall be limited to the number of shares issuable to such Holder pursuant to Section 6(c) on the record date for such vote. To the extent permitted under RCW Chapter 23B, and in accordance with Article V.1 of these Articles, the Corporation’s shareholders may take action by the affirmative vote of a majority of all shareholders of this Corporation entitled to vote on an action. This Section is specifically intended to reduce the voting requirements otherwise prescribed under RCW 23B.010.030, 23B.11.030, 23B.11.035 and 23B.12.020 in accordance with RCW 23B.07.270. Without limiting the generality of the foregoing, and notwithstanding the provisions of RCW 23B.10.040, subsections 1(a),(e) and (f), but subject to the provisions of the Section 4(b) below, the Corporation may take any of the actions described in RCW 23B.10,040, subsections 1(a), (e) and (f) by the affirmative vote of the holders of a majority of the Series A Preferred Stock, Series B Preferred Stock and the Common Stock, voting together as one class, with each holder of Series B Preferred Stock having the number of votes set forth above.

b)    Notwithstanding anything to the contrary in Section 4(a) above, as long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Series B Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock or alter or amend this Article II.2(b), (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5 of this Article II.2(b)) senior to or otherwise pari passu with the Series B Preferred Stock, (c) amend its articles of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (d) increase the number of authorized shares of Series B Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

Section 5.    Liquidation.    Subject only to any prior rights of the Series A Preferred Stock, upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages owing thereon, for each share of Series B Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction shall not be deemed a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

Section 6.    Conversion.

a)    Conversions at Option of Holder.    Each share of Series B Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(c)) determined by dividing the Stated Value of such share of Series B Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Series B Preferred Stock to be converted, the number of shares of Series B Preferred Stock owned prior to the conversion at issue, the number of shares of Series B Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Series B Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing such shares of Series B Preferred Stock to the Corporation unless all of the shares of Series B Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Series B Preferred Stock promptly following the Conversion Date at issue. Shares of Series B Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b)    Conversion Price.    The conversion price for the Series B Preferred Stock shall equal $6.73 subject to adjustment herein (the “Conversion Price”).

c)    Beneficial Ownership Limitation.    The Corporation shall not effect any conversion of the Series B Preferred Stock, and a Holder shall not have the right to convert any portion of the Series B Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Stated Value of Series B Preferred Stock beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including the Warrants) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(c) applies, the determination of whether the Series B Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Series B Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Series B Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Series B Preferred Stock are convertible, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent Form 10-Q or Form 10-K, as the case may be, (B) a more recent public announcement by the Corporation or (C) a more recent notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series B

Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series B Preferred Stock held by the applicable Holder. The Beneficial Ownership Limitation provisions of this Section 6(c) may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Corporation, to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of Series B Preferred Stock held by the applicable Holder and the provisions of this Section 6(c) shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation shall not be further waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Series B Preferred Stock. Notwithstanding anything herein to the contrary, this provision shall not apply to any Holder that has elected to waive this provision (A) on its signature page to the Purchase Agreement or (B) in a writing acceptable to the company delivered at or prior to the Closing.

d)    Mechanics of Conversion

i.    Delivery of Certificate Upon Conversion.    Not later than three Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) a certificate or certificates, which shall be free of restrictive legends and trading restrictions, representing the number of shares of Common Stock being acquired upon the conversion of shares of Series B Preferred Stock and (B) a bank check in the amount of accrued and unpaid dividends. The Corporation shall use its best efforts to deliver any certificate or certificates required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the seventh Trading Day after the Conversion Date, the applicable Holder shall be entitled to elect to rescind such Conversion Notice by written notice to the Corporation at any time on or before its receipt of such certificate or certificates, in which event the Corporation shall promptly return to such Holder any original Series B Preferred Stock certificate delivered to the Corporation and such Holder shall promptly return any Common Stock certificates representing the shares of Series B Preferred Stock tendered for conversion to the Corporation.

ii.    Obligation Absolute; Partial Liquidated Damages.    The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series B Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Series B Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series B Preferred Stock of such Holder shall have been sought and obtained. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such certificate or certificates pursuant to Section 6(d)(i) on the second Trading Day after the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $10,000 of Stated Value of Series B Preferred Stock being converted, $50 per Trading Day for each Trading Day after such second Trading Day after the Share Delivery Date until such certificates are delivered. Nothing herein shall limit a Holder’s right to pursue actual damages or declare a Triggering Event pursuant to Section 9 for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The Exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

iii.    Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion.    If the Corporation fails to deliver to a Holder the applicable certificate or certificates by the second Trading Day following the Share Delivery Date pursuant to Section 6(d)(i), and if after such date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series B Preferred Stock equal to the number of shares of Series B Preferred Stock submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(d)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series B Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series B Preferred Stock as required pursuant to the terms hereof.

iv.    Reservation of Shares Issuable Upon Conversion.    The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series B Preferred Stock and payment of dividends on the Series B Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series B Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of all outstanding shares of Series B Preferred Stock and payment of dividends hereunder. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, shall be registered for public sale in accordance with such Conversion Shares Registration Statement.

v.    Fractional Shares.    Upon a conversion hereunder, the Corporation shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time.

vi.    Transfer Taxes.    The issuance of certificates for shares of the Common Stock on conversion of this Series B Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders of such shares of Series B Preferred Stock so converted and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

Section 7.    Certain Adjustments.

a)    Stock Dividends and Stock Splits.    If the Corporation, at any time while this Series B Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Series B Preferred Stock); (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)    [RESERVED].

c)    Subsequent Rights Offerings.    If the Corporation, at any time while this Series B Preferred Stock is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share that is lower than the VWAP on the record date referenced below, then the Conversion Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Corporation in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights, options or warrants.

d)    Pro Rata Distributions.    If the Corporation, at any time while this Series B Preferred Stock is outstanding, distributes to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than Common Stock, which shall be subject to Section 7(c)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of shareholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets, evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Corporation in good faith. In either case the adjustments shall be described in a statement delivered to the Holders describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e)    Fundamental Transaction.    If, at any time while this Series B Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series B Preferred Stock, the Holders shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series B Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall articles of incorporation or an amendment to its articles of incorporation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7(e) and insuring that this Series B Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

f)    Calculations.    All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

g)    Notice to the Holders.

i.    Adjustment to Conversion Price.    Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company enters into a Variable Rate Transaction, despite the prohibition set forth in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion price at which such securities may be converted or exercised.

ii.    Notice to Allow Conversion by Holder.    If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any shareholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Series B Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert the Stated Value of its Series B Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice.

Section 8.    Forced Conversion and Optional Redemption.

a)    Forced Conversion.    Notwithstanding anything herein to the contrary, if after the six month anniversary of the Original Issue Date the VWAP for each of any 20 consecutive Trading Day period (“Threshold Period”) exceeds $13.38, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Original Issue Date, the Corporation may, within 1 Trading Day after the end of any such Threshold Period, deliver a written notice to all Holders (a “Forced Conversion Notice” and the date such notice is delivered to all Holders, the “Forced Conversion Notice Date”) to cause each Holder to convert all or part of such Holder’s Series B Preferred Stock (as specified in such Forced Conversion Notice) plus all accrued but unpaid dividends thereon and all liquidated damages and other amounts due in respect of the Series B Preferred Stock pursuant to Section 6, with the “Conversion Date” for purposes of Section 6 deemed to occur on the third Trading Day following the Forced Conversion Notice Date (such third Trading Day, the “Forced Conversion Date”). The Corporation may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Corporation shall not be effective, unless all of the Equity Conditions have been met on each Trading Day during the applicable Threshold Period through and including the later of the Forced Conversion Date and the Trading Day after the date that the Conversion Shares issuable pursuant to such forced conversion are actually delivered to the Holders pursuant to the Forced Conversion Notice. Any Forced Conversion Notices shall be applied ratably to all of the Holders based on each Holder’s initial purchases of Series B Preferred Stock hereunder, provided that any voluntary conversions by a Holder shall be applied against such Holder’s pro rata allocation, thereby decreasing the aggregate amount forcibly converted hereunder if less than all shares of the Series B Preferred Stock are forcibly converted. For purposes of clarification, a Forced Conversion shall be subject to all of the provisions of Section 6, including, without limitation, the provisions requiring payment of liquidated damages and limitations on conversions.

b)    Optional Redemption at Election of Holder.    Subject to the provisions of this Section 8 and to any prior rights of the Series A Preferred Stock, at any time after the two year anniversary of the Original Issue Date, the Holder may deliver a notice to the Corporation (an “Optional Redemption Notice” and the date such notice is deemed delivered hereunder, the “Optional Redemption Notice Date”) requiring the Corporation to redeem some or all of the then outstanding Series B Preferred Stock for cash in an amount equal to the Optional Redemption Amount on the fifth Trading Day following the Optional Redemption Notice Date (such date, the “Optional Redemption Date” and such redemption, the “Optional Redemption”). The Optional Redemption Amount is payable in full on the Optional Redemption Date. If the Corporation fails to pay the Optional Redemption Amount in full on the Optional Redemption Amount on the Optional Redemption Date, the Corporation shall pay interest thereon at a rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law, accruing daily from the first day following the Optional Redemption Date until such Optional Redemption Amount, plus any interest thereon, is paid in full. The Corporation shall honor all Notices of Conversion tendered from the time of delivery of the Optional Redemption Notice through the date the Optional Redemption Amount is paid in full.

Section 9.    Redemption Upon Triggering Events.

a)    “Triggering Event”    means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.    if the Company fails to provide at all times an effective registration statement that permits the Company to issue the Conversion Shares or which allows the Holder to sell the Conversion Shares pursuant thereto, subject to a grace period of 20 calendar days;

ii.    the Corporation shall fail to deliver certificates representing Conversion Shares issuable upon a conversion hereunder that comply with the provisions hereof prior to the fifth Trading Day after such certificates are required to be delivered hereunder, or the Corporation shall provide written notice to any Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversion of any shares of Series B Preferred Stock in accordance with the terms hereof;

iii.    the Corporation shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to such Holder upon a conversion hereunder;

iv.    unless specifically addressed elsewhere in this these articles of incorporation as a Triggering Event, the Corporation shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of the Transaction Documents, and such failure or breach shall not, if subject to the possibility of a cure by the Corporation, have been cured within 30 calendar days after the date on which written notice of such failure or breach shall have been delivered;

v.    the Corporation shall be party to a Change of Control Transaction;

vi.    there shall have occurred a Bankruptcy Event;

vii.    the Common Stock shall fail to be listed or quoted for trading on a Trading Market for more than five Trading Days, which need not be consecutive Trading Days; or

viii.    any monetary judgment, writ or similar final process shall be entered or filed against the Corporation, any Subsidiary or any of their respective property or other assets for greater than $50,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days.

b)    Upon the occurrence of a Triggering Event, each Holder shall (in addition to all other rights it may have hereunder or under applicable law) have the right, exercisable at the sole option of such Holder, to require the Corporation to redeem all of the Series B Preferred Stock then held by such Holder for a redemption price equal to the Triggering Redemption Amount. The Triggering Redemption Amount shall be due and payable within five Trading Days of the date on which the notice for the payment therefore is provided by a Holder (the “Triggering Redemption Payment Date”). If the Corporation fails to pay in full the Triggering Redemption Amount hereunder on the date such amount is due in accordance with this Section, the Corporation will pay interest thereon at a rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law, accruing daily from such date until the Triggering Redemption Amount, plus all such interest thereon, is paid in full. For purposes of this Section, a share of Series B Preferred Stock is outstanding until such date as the applicable Holder has been paid the Triggering Redemption Amount in cash.

Section 10.    Negative Covenants.    So long as any shares of Series B Preferred Stock are outstanding, unless the holders of at least 67% in Stated Value of the then outstanding shares of Series B Preferred Stock shall have otherwise given prior written consent, the Corporation shall not, and shall not permit any of its subsidiaries (whether or not a Subsidiary on the Original Issue Date) to, directly or indirectly:

a)    amend these articles of incorporation, its bylaws or other charter documents so as to materially and adversely affect any rights of any Holder;

b)    repay, repurchase or offer to repay, repurchase or otherwise acquire any shares of its Common Stock, Common Stock Equivalents or Junior Securities, except for the Conversion Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents; provided, however, that this restriction shall not apply to the repurchase of up to 1,000,000 shares of Common Stock in any 12 month period (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Original Issue Date) from employees, officers, directors, consultants or other persons performing services for this Corporation or any Subsidiary pursuant to agreements approved by a majority of the Board of Directors or under which this Corporation has the option to repurchase such shares at cost or at cost upon the occurrence of certain events, such a termination of employment.

c)    pay cash dividends or distributions on Junior Securities of the Corporation; or

d)    enter into any agreement or understanding with respect to any of the foregoing.

Section 11.    Miscellaneous.

a)    Notices.    Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above, facsimile number (206) 272-4010, Attention: James Bianco or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of the Holders. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 prior to 5:30 p.m. (New York City time) on any date, (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 between 5:30 p.m. and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)    Absolute Obligation.    Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Series B Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c)    Lost or Mutilated Series B Preferred Stock Certificate.    If a Holder’s Series B Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series B Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d)    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Washington, without regard to the principles of conflict of laws thereof.

e)    Waiver.    Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or a Holder must be in writing.

f)    Severability.    If any provision of this Article II.2(b) is invalid, illegal or unenforceable, the balance of this Article II.2(b) shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g)    Next Business Day.    Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h)    Headings.    The headings contained herein are for convenience only, do not constitute a part of this Article II.2(b) and shall not be deemed to limit or affect any of the provisions hereof.

i)    Status of Converted or Redeemed Series B Preferred Stock.    Shares of Series B Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Series B Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series B 3% Convertible Preferred Stock.

(c)    Series C 3% Convertible Preferred Stock

Section 1.    Definitions.    Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:

“Alternate Consideration” shall have the meaning set forth in Section 7(e).

“Bankruptcy Event” means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof; (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment; (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6(e)(iii).

“Change of Control Transaction” means the occurrence after the date hereof of any of (i) an acquisition by an individual, legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 33% of the voting securities of the Corporation (other than by means of conversion or exercise of Series C Preferred Stock and the Warrants issued together with the Series C Preferred Stock), or (ii) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the shareholders of the Corporation immediately prior to such transaction own less than 66% of the aggregate voting power of the Corporation or the successor entity of such transaction, or (iii) the Corporation sells or transfers all or substantially all of its assets to another Person and the shareholders of the Corporation immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, or (iv) a replacement at one time or within a one year period of more than one-half of the members of the Corporation’s board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (v) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (i) through (iv) herein.

“Closing Date” means July 27, 2007, provided that all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Preferred Stock and Warrants have been satisfied or waived on or before such date.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, no par value per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any preferred stock, rights, options, warrants, or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock; provided, however, that Common Stock Equivalents shall not include any debt securities of the Corporation.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series C Preferred Stock in accordance with the terms hereof.

“Dividend Payment Date” shall have the meaning set forth in Section 3(a).

“Equity Conditions” means, during the period in question, (i) the Corporation shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the applicable Holder on or prior to the dates so requested or required, if any, (ii) the Corporation shall have paid all liquidated damages and other amounts owing to the applicable Holder in respect of the Series C Preferred Stock, (iii) there is an effective Registration Statement pursuant to which the Company is permitted to issue the Conversion Shares or the Holders are permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock issuable pursuant to the Transaction Documents (and the Corporation believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iv) the Common Stock is trading on a Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed for trading on such Trading Market (and the Corporation believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (v) there is a sufficient number of authorized, but unissued and otherwise unreserved, shares of Common Stock for the issuance of all of the shares of Common Stock issuable pursuant to the Transaction Documents, (vi) there is no existing Triggering Event or no existing event which, with the passage of time or the giving of notice, would constitute a Triggering Event, (vii) the issuance of the shares in question to the applicable Holder would not violate the limitations set forth in Section 6(c) herein, (viii) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated and (ix) the applicable Holder is in possession of any information furnished by the Corporation that constitutes, or may constitute, material non-public information.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Forced Conversion Amount” means the sum of (i) 100% of the aggregate Stated Value then outstanding, (ii) accrued but unpaid dividends and (iii) all liquidated damages and other amounts due in respect of the Series C Preferred Stock.

“Forced Conversion Date” shall have the meaning set forth in Section 8(a).

“Forced Conversion Notice” shall have the meaning set forth in Section 8(a).

“Forced Conversion Notice Date” shall have the meaning set forth in Section 8(a).

“Fundamental Transaction” shall have the meaning set forth in Section 7(e).

“Holder” shall have the meaning given such term in Section 2.

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Series C Preferred Stock in dividend rights or liquidation preference.

“Liquidation” shall have the meaning set forth in Section 5.

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Optional Redemption” shall have the meaning set forth in Section 8(b).

“Optional Redemption Amount” means the sum of (i) 100% of the aggregate Stated Value then outstanding, (ii) accrued but unpaid dividends and (iii) all liquidated damages and other amounts due in respect of the Series C Preferred Stock.

“Optional Redemption Date” shall have the meaning set forth in Section 8(b).

“Optional Redemption Notice” shall have the meaning set forth in Section 8(b).

“Optional Redemption Notice Date” shall have the meaning set forth in Section 8(b).

“Original Issue Date” means the date of the first issuance of any shares of the Series C Preferred Stock regardless of the number of transfers of any particular shares of Series C Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series C Preferred Stock, and which shall not be earlier than July 27, 2007.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of the Original Issue Date, to which the Corporation and the original Holders are parties, as amended, modified or supplemented from time to time in accordance with its terms.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series C Preferred Stock” shall have the meaning set forth in Section 2.

“Share Delivery Date” shall have the meaning set forth in Section 6(e).

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Subscription Amount” means, as to each Purchaser, the amount in United States dollars and in immediately available funds to be paid for the Series C Preferred Stock purchased pursuant to the Purchase Agreement as specified below such Purchaser’s name on the signature page of the Purchase Agreement and next to the heading “Subscription Amount.”

“Subsidiary” shall have the meaning set forth in the Purchase Agreement.

“Threshold Period” shall have the meaning set forth in Section 8(a).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means the following exchanges on which the Common Stock is listed for trading on the date in question: the Nasdaq Capital Market or the Nasdaq Global Market.

“Transaction Documents” shall have the meaning set forth in the Purchase Agreement.

“Triggering Event” shall have the meaning set forth in Section 9(a).

“Triggering Redemption Amount” means, for each share of Series C Preferred Stock, the sum of (i) the greater of (A) 130% of the Stated Value and (B) the product of (a) the VWAP on the Trading Day immediately preceding the date of the Triggering Event and (b) the Stated Value divided by the then Conversion Price, (ii) all accrued but unpaid dividends thereon and (iii) all liquidated damages and other costs, expenses or amounts due in respect of the Series C Preferred Stock.

“Triggering Redemption Payment Date” shall have the meaning set forth in Section 9(b).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

Section 2.    Designation, Amount, Par Value and Rank.    The series of preferred stock shall be designated as its Series C 3% Convertible Preferred Stock (the “Series C Preferred Stock”) and the number of shares so designated shall be up to 20,250 (which shall not be subject to increase without the written consent of all of the holders of the Series C Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Series C Preferred Stock shall have no par value per share and a stated value equal to $1,000, subject to increase set forth in Section 3(a) below (the “Stated Value”). The Series C Preferred Stock shall be a Junior Security with respect to the Corporation’s Series A and Series B 3% Convertible Preferred Stock (“Series A and Series B Preferred Stock”) with respect to the right to receive dividends, to receive the liquidation preference upon Liquidation or upon redemption of the Series C Preferred Stock at the option of the Holder, such that no amounts shall be payable in respect of the Series C Preferred Stock unless all amounts in respect of any such event (dividend, liquidation or optional redemption) have been paid in full in respect of the Series A and Series B Preferred Stock.

Section 3.    Dividends.

a)    Dividends.    Holders shall be entitled to receive, and the Corporation shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value) of 3% per annum (subject to increase pursuant to Section 9(b) of this Article II.2(c)), payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first such date after the Original Issue Date, on each Conversion Date (with respect only to shares of Series C Preferred Stock being converted) and on each Optional Redemption Date (with respect only to Series C Preferred Stock being redeemed) (each such date, a “Dividend Payment Date”) (if any Dividend Payment Date is not a Trading Day, the applicable payment shall be due on the next succeeding Trading Day) in cash; provided, however, that if funds are not legally available for the payment of dividends on the Series C Preferred Stock (for clarity, including if such payment cannot be made due to the seniority of the Series A and Series B Preferred Stock), such dividends shall accrete to, and increase, the Stated Value. Dividends on the Series C Preferred Stock shall be calculated on the basis of a 360-day year, consisting of twelve 30-day periods, shall accrue daily commencing on the Original Issue Date, and shall be deemed to accrue from such Original Issue Date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Any dividends that are not paid within three Trading Days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, payable in cash, at the rate of 18% per annum or the lesser rate permitted by applicable law (such late fee shall accrue daily from the Dividend Payment Date through and including the date of payment).

b)    So long as any Series C Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities except as expressly permitted by Section 9(a)(v). So long as any Series C Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon (other than a dividend or distribution described in Section 6 of this Article II.2(c)) or dividends due and paid in the ordinary course on preferred stock of the Corporation at such times when the Corporation is in compliance with its payment and other obligations hereunder), nor shall any distribution be made in respect of, any Junior Securities as long as any dividends due on the Series C Preferred Stock remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Series C Preferred Stock.

Section 4.    Voting Rights.

a)    Except as otherwise provided herein or as otherwise required by law, each holder of the shares of Series C Preferred Stock shall have the right to the number of votes equal to the Stated Value of such shares of Series C Preferred Stock divided by 4.53 in all matters as to which shareholders are required or permitted to vote, and with respect to such vote, such Holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision in these Articles as amended hereby, to vote, together with the holders of Common Stock as a single class, with respect to any question upon which holders of Common Stock have the right to vote; provided, however, as to any Holder the right to vote such shares shall be limited to the number of shares issuable to such Holder pursuant to Section 6(c) on the record date for such vote. To the extent permitted under RCW Chapter 23B, and in accordance with Article V.1 of these Articles, the Corporation’s shareholders may take action by the affirmative vote of a majority of all shareholders of this Corporation entitled to vote on an action. This Section is specifically intended to reduce the voting requirements otherwise prescribed under RCW 23B.010.030, 23B.11.030, 23B.11.035 and 23B.12.020 in accordance with RCW 23B.07.270. Without limiting the generality of the foregoing, and notwithstanding the provisions of RCW 23B.10.040, subsections 1(a),(e) and (f), but subject to the provisions of the Section 4(b) below, the Corporation may take any of the actions described in RCW 23B.10,040, subsections 1(a), (e) and (f) by the affirmative vote of the holders of a majority of the Series A and Series B Preferred Stock, Series C Preferred Stock and the Common Stock, voting together as one class, with each holder of Series C Preferred Stock having the number of votes set forth above.

b)    Notwithstanding anything to the contrary in Section 4(a) above, as long as any shares of Series C Preferred Stock are outstanding, the Corporation shall not, unless the holders of at least 67% in Stated Value of the then outstanding shares of Series C Preferred Stock shall have otherwise given prior written consent, (a) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock or alter or amend this Article II.2(c), (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5 of this Article II.2(c)) senior to or otherwise pari passu with the Series C Preferred Stock, (c) amend its articles of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (d) increase the number of authorized shares of Series C Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

Section 5.    Liquidation.    Subject only to any prior rights of the Series A and Series B Preferred Stock, upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages owing thereon, for each share of Series C Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction shall not be deemed a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

Section 6.    Conversion.

a)    Conversions at Option of Holder.    Each share of Series C Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(c)) determined by dividing the Stated Value of such share of Series C Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Series C Preferred Stock to be converted, the number of shares of Series C Preferred Stock owned prior to the conversion at issue, the number of shares of Series C Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Series C Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing such shares of Series C Preferred Stock to the Corporation unless all of the shares of Series C Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Series C Preferred Stock promptly following the Conversion Date at issue. Shares of Series C Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b)    Conversion Price.    The conversion price for the Series C Preferred Stock shall equal $3.90 subject to adjustment herein (the “Conversion Price”).

c)    Beneficial Ownership Limitation.    The Corporation shall not effect any conversion of the Series C Preferred Stock, and a Holder shall not have the right to convert any portion of the Series C Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Stated Value of Series C Preferred Stock beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including the Warrants) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(c) applies, the determination of whether the Series C Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Series C

Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Series C Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Series C Preferred Stock are convertible, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent Form 10-Q or Form 10-K, as the case may be, (B) a more recent public announcement by the Corporation or (C) a more recent notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series C Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series C Preferred Stock held by the applicable Holder. The Beneficial Ownership Limitation provisions of this Section 6(c) may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Corporation, to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of Series C Preferred Stock held by the applicable Holder and the provisions of this Section 6(c) shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation shall not be further waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Series C Preferred Stock. Notwithstanding anything herein to the contrary, this provision shall not apply to any Holder that has elected to waive this provision (A) on its signature page to the Purchase Agreement or (B) in a writing acceptable to the company delivered at or prior to the Closing.

d)    Mechanics of Conversion

i.    Delivery of Certificate Upon Conversion.    Not later than three Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) a certificate or certificates, which shall be free of restrictive legends and trading restrictions, representing the number of shares of Common Stock being acquired upon the conversion of shares of Series C Preferred Stock and (B) a bank check in the amount of accrued and unpaid dividends. The Corporation shall use its best efforts to deliver any certificate or certificates required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the seventh Trading Day after the Conversion Date, the applicable Holder shall be entitled to elect to rescind such

Conversion Notice by written notice to the Corporation at any time on or before its receipt of such certificate or certificates, in which event the Corporation shall promptly return to such Holder any original Series C Preferred Stock certificate delivered to the Corporation and such Holder shall promptly return any Common Stock certificates representing the shares of Series C Preferred Stock tendered for conversion to the Corporation.

ii.    Obligation Absolute; Partial Liquidated Damages.    The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series C Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Series C Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series C Preferred Stock of such Holder shall have been sought and obtained. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such certificate or certificates pursuant to Section 6(e)(i) on the second Trading Day after the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $10,000 of Stated Value of Series C Preferred Stock being converted, $50 per Trading Day for each Trading Day after such second Trading Day after the Share Delivery Date until such certificates are delivered. Nothing herein shall limit a Holder’s right to pursue actual damages or declare a Triggering Event pursuant to Section 9 for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The Exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

iii.    Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion.    If the Corporation fails to deliver to a Holder the applicable certificate or certificates by the second Trading Day following the Share Delivery Date pursuant to Section 6(e)(i), and if after such date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series C Preferred Stock equal to the number of shares of Series C Preferred Stock submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(e)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series C Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series C Preferred Stock as required pursuant to the terms hereof.

iv.    Reservation of Shares Issuable Upon Conversion.    The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series C Preferred Stock and payment of dividends on the Series C Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series C Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of all outstanding shares of Series C Preferred Stock and payment of dividends hereunder. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, shall be registered for public sale in accordance with such Conversion Shares Registration Statement.

v.    Fractional Shares.    Upon a conversion hereunder, the Corporation shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time.

vi.    Transfer Taxes.    The issuance of certificates for shares of the Common Stock on conversion of this Series C Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders of such shares of Series C Preferred Stock so converted and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

Section 7.    Certain Adjustments.

a)    Stock Dividends and Stock Splits.    If the Corporation, at any time while this Series C Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Series C Preferred Stock); (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common

Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)    [RESERVED].

c)    Subsequent Rights Offerings.    If the Corporation, at any time while this Series C Preferred Stock is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share that is lower than the VWAP on the record date referenced below, then the Conversion Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Corporation in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights, options or warrants.

d)    Pro Rata Distributions.    If the Corporation, at any time while this Series C Preferred Stock is outstanding, distributes to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than Common Stock, which shall be subject to Section 7(b)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of shareholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets, evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Corporation in good faith. In either case the adjustments shall be described in a statement delivered to the Holders describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e)    Fundamental Transaction.    If, at any time while this Series C Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series C Preferred Stock, the Holders shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental

Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series C Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall articles of incorporation or an amendment to its articles of incorporation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7(e) and insuring that this Series C Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

f)    Calculations.    All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

g)    Notice to the Holders.

i.    Adjustment to Conversion Price.    Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company enters into a Variable Rate Transaction, despite the prohibition set forth in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion price at which such securities may be converted or exercised.

ii.    Notice to Allow Conversion by Holder.    If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any shareholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Series C Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the

Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert the Stated Value of its Series C Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice.

Section 8.    Forced Conversion and Optional Redemption.

a)    Forced Conversion.    Notwithstanding anything herein to the contrary, if after the six month anniversary of the Original Issue Date the VWAP for each of any 20 consecutive Trading Day period (“Threshold Period”) exceeds $9.00 subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Original Issue Date, the Corporation may, within 1 Trading Day after the end of any such Threshold Period, deliver a written notice to all Holders (a “Forced Conversion Notice” and the date such notice is delivered to all Holders, the “Forced Conversion Notice Date”) to cause each Holder to convert all or part of such Holder’s Series C Preferred Stock (as specified in such Forced Conversion Notice) plus all accrued but unpaid dividends thereon and all liquidated damages and other amounts due in respect of the Series C Preferred Stock pursuant to Section 6, with the “Conversion Date” for purposes of Section 6 deemed to occur on the third Trading Day following the Forced Conversion Notice Date (such third Trading Day, the “Forced Conversion Date”). The Corporation may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Corporation shall not be effective, unless all of the Equity Conditions have been met on each Trading Day during the applicable Threshold Period through and including the later of the Forced Conversion Date and the Trading Day after the date that the Conversion Shares issuable pursuant to such forced conversion are actually delivered to the Holders pursuant to the Forced Conversion Notice. Any Forced Conversion Notices shall be applied ratably to all of the Holders based on each Holder’s initial purchases of Series C Preferred Stock hereunder, provided that any voluntary conversions by a Holder shall be applied against such Holder’s pro rata allocation, thereby decreasing the aggregate amount forcibly converted hereunder if less than all shares of the Series C Preferred Stock are forcibly converted. For purposes of clarification, a Forced Conversion shall be subject to all of the provisions of Section 6, including, without limitation, the provisions requiring payment of liquidated damages and limitations on conversions.

b)    Optional Redemption at Election of Holder.    Subject to the provisions of this Section 8 and to any prior rights of the Series A and Series B Preferred Stock, at any time after the two year anniversary of the Original Issue Date, the Holder may deliver a notice to the Corporation (an “Optional Redemption Notice” and the date such notice is deemed delivered hereunder, the “Optional Redemption Notice Date”) requiring the Corporation to redeem some or all of the then outstanding Series C Preferred Stock for cash in an amount equal to the Optional Redemption Amount on the fifth Trading Day following the Optional Redemption Notice Date (such date, the “Optional Redemption Date” and such redemption, the “Optional Redemption”). The Optional Redemption Amount is payable in full on the Optional Redemption Date. If the Corporation fails to pay the Optional Redemption Amount in full on the Optional Redemption Amount on the Optional Redemption Date, the Corporation shall pay interest thereon at a rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law, accruing daily from the first day following the Optional Redemption Date until such Optional Redemption Amount, plus any interest thereon, is paid in full. The Corporation shall honor all Notices of Conversion tendered from the time of delivery of the Optional Redemption Notice through the date the Optional Redemption Amount is paid in full.

Section 9.    Redemption Upon Triggering Events.

a)    “Triggering Event” means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.    if the Company fails to provide at all times an effective registration statement that permits the Company to issue the Conversion Shares or which allows the Holder to sell the Conversion Shares pursuant thereto, subject to a grace period of 20 calendar days;

ii.    the Corporation shall fail to deliver certificates representing Conversion Shares issuable upon a conversion hereunder that comply with the provisions hereof prior to the fifth Trading Day after such certificates are required to be delivered hereunder, or the Corporation shall provide written notice to any Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversion of any shares of Series C Preferred Stock in accordance with the terms hereof;

iii.    the Corporation shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to such Holder upon a conversion hereunder;

iv.    unless specifically addressed elsewhere in this these articles of incorporation as a Triggering Event, the Corporation shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of the Transaction Documents, and such failure or breach shall not, if subject to the possibility of a cure by the Corporation, have been cured within 30 calendar days after the date on which written notice of such failure or breach shall have been delivered;

v.    the Corporation shall be party to a Change of Control Transaction;

vi.    there shall have occurred a Bankruptcy Event;

vii.    the Common Stock shall fail to be listed or quoted for trading on a Trading Market for more than five Trading Days, which need not be consecutive Trading Days; or

viii.    any monetary judgment, writ or similar final process shall be entered or filed against the Corporation, any Subsidiary or any of their respective property or other assets for greater than $50,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days.

b)    Upon the occurrence of a Triggering Event, each Holder shall (in addition to all other rights it may have hereunder or under applicable law) have the right, exercisable at the sole option of such Holder, to require the Corporation to redeem all of the Series C Preferred Stock then held by such Holder for a redemption price equal to the Triggering Redemption Amount. The Triggering Redemption Amount shall be due and payable within five Trading Days of the date on which the notice for the payment therefor is provided by a Holder (the “Triggering Redemption Payment Date”). If the Corporation fails to pay in full the Triggering Redemption Amount hereunder on the date such amount is due in accordance with this Section, the Corporation will pay interest thereon at a rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law, accruing daily from such date until the Triggering Redemption Amount, plus all such interest thereon, is paid in full. For purposes of this Section, a share of Series C Preferred Stock is outstanding until such date as the applicable Holder has been paid the Triggering Redemption Amount in cash.

Section 10.    Negative Covenants.    So long as any shares of Series C Preferred Stock are outstanding, unless the holders of at least 67% in Stated Value of the then outstanding shares of Series C Preferred Stock shall have otherwise given prior written consent, the Corporation shall not, and shall not permit any of its subsidiaries (whether or not a Subsidiary on the Original Issue Date) to, directly or indirectly:

a)    amend these articles of incorporation, its bylaws or other charter documents so as to materially and adversely affect any rights of any Holder;

b)    repay, repurchase or offer to repay, repurchase or otherwise acquire any shares of its Common Stock, Common Stock Equivalents or Junior Securities, except for the Conversion Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents; provided, however, that this restriction shall not apply to the repurchase of up to 1,000,000 shares of Common Stock in any 12 month period (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Original Issue Date) from employees, officers, directors, consultants or other persons performing services for this Corporation or any Subsidiary pursuant to agreements approved by a majority of the Board of Directors or under which this Corporation has the option to repurchase such shares at cost or at cost upon the occurrence of certain events, such a termination of employment.

c)    pay cash dividends or distributions on Junior Securities of the Corporation; or

d)    enter into any agreement or understanding with respect to any of the foregoing.

Section 11.    Miscellaneous.

a)    Notices.    Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above, facsimile number (206) 272-4302, Attention: James Bianco or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of the Holders. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 prior to 5:30 p.m. (New York City time) on any date, (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 between 5:30 p.m. and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)    Absolute Obligation.    Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Series C Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c)    Lost or Mutilated Series C Preferred Stock Certificate.    If a Holder’s Series C Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series C Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d)    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Washington, without regard to the principles of conflict of laws thereof.

e)    Waiver.    Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or a Holder must be in writing.

f)    Severability.    If any provision of this Article II.2(c) is invalid, illegal or unenforceable, the balance of this Article II.2(c) shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g)    Next Business Day.    Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h)    Headings.    The headings contained herein are for convenience only, do not constitute a part of this Article II.2(c) and shall not be deemed to limit or affect any of the provisions hereof.

i)    Status of Converted or Redeemed Series C Preferred Stock.    Shares of Series C Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Series C Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series C 3% Convertible Preferred Stock.

(d)    Series D 7% Convertible Preferred Stock

Section 1.    Definitions.    Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:

“Alternate Consideration” shall have the meaning set forth in Section 7(e).

“Bankruptcy Event” means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof; (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment; (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6(e)(iii).

“Change of Control Transaction” means the occurrence after the date hereof of any of (i) an acquisition by an individual, legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 33% of the voting securities of the Corporation (other than by means of conversion or exercise of Series D Preferred Stock and the Warrants issued together with the Series D Preferred Stock), or (ii) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the shareholders of the Corporation immediately prior to such transaction own less than 66% of the aggregate voting power of the Corporation or the successor entity of such transaction, or (iii) the Corporation sells or transfers all or substantially all of its assets to another Person and the shareholders of the Corporation immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, or (iv) a replacement at one time or within a one year period of more than one-half of the members of the Corporation’s board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (v) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (i) through (iv) herein.

“Closing Date” means December 3, 2007, provided that all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Preferred Stock and Warrants have been satisfied or waived on or before such date.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, no par value per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock; provided, however, that Common Stock Equivalents shall not include any debt securities of the Corporation.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series D Preferred Stock in accordance with the terms hereof.

“Dividend Payment Date” shall have the meaning set forth in Section 3(a).

“Equity Conditions” means, during the period in question, (i) the Corporation shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the applicable Holder on or prior to the dates so requested or required, if any, (ii) the Corporation shall have paid all liquidated damages and other amounts owing to the applicable Holder in respect of the Series D Preferred Stock, (iii) there is an effective Registration Statement pursuant to which the Company is permitted to issue the Conversion Shares (such effective registration statement being the “Conversion Shares Registration Statement”) and the Holders are permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock issuable pursuant to the Transaction Documents (and the Corporation believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iv) the Common Stock is trading on a Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed for trading on such Trading Market (and the Corporation believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (v) there is a sufficient number of authorized, but unissued and otherwise unreserved, shares of Common Stock for the issuance of all of the shares of Common Stock issuable pursuant to the Transaction Documents, (vi) there is no existing Triggering Event or no existing event which, with the passage of time or the giving of notice, would constitute a Triggering Event, (vii) the issuance of the shares in question to the applicable Holder would not violate the limitations set forth in Section 6(c) herein, (viii) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated and (ix) the applicable Holder is not in possession of any information furnished by the Corporation that constitutes, or may constitute, material non-public information.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Forced Conversion Amount” means the sum of (i) 100% of the aggregate Stated Value then outstanding, (ii) accrued but unpaid dividends and (iii) all liquidated damages and other amounts due in respect of the Series D Preferred Stock.

“Forced Conversion Date” shall have the meaning set forth in Section 8(a).

“Forced Conversion Notice” shall have the meaning set forth in Section 8(a).

“Forced Conversion Notice Date” shall have the meaning set forth in Section 8(a).

“Fundamental Transaction” shall have the meaning set forth in Section 7(e).

“Holder” shall have the meaning given such term in Section 2.

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Series D Preferred Stock in dividend rights or liquidation preference.

“Liquidation” shall have the meaning set forth in Section 5.

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Optional Redemption” shall have the meaning set forth in Section 8(b).

“Optional Redemption Amount” means the sum of (i) 100% of the aggregate Stated Value then outstanding, (ii) accrued but unpaid dividends and (iii) all liquidated damages and other amounts due in respect of the Series D Preferred Stock.

“Optional Redemption Date” shall have the meaning set forth in Section 8(b).

“Optional Redemption Notice” shall have the meaning set forth in Section 8(b).

“Optional Redemption Notice Date” shall have the meaning set forth in Section 8(b).

“Original Issue Date” means the date of the first issuance of any shares of the Series D Preferred Stock regardless of the number of transfers of any particular shares of Series D Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series D Preferred Stock, and which shall not be earlier than December 3, 2007.

“Purchase Agreement” means, collectively, the two separate Securities Purchase Agreements, dated as of the Original Issue Date, to which the Corporation and the original Holders signatory thereto are parties, as amended, modified or supplemented from time to time in accordance with their respective terms.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series D Preferred Stock” shall have the meaning set forth in Section 2.

“Share Delivery Date” shall have the meaning set forth in Section 6(e).

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Subscription Amount” means, as to each Purchaser, the amount in United States dollars and in immediately available funds to be paid for the Series D Preferred Stock purchased pursuant to the Purchase Agreement as specified below such Purchaser’s name on the signature page of the Purchase Agreement and next to the heading “Subscription Amount.”

“Subsidiary” shall have the meaning set forth in the Purchase Agreement.

“Threshold Period” shall have the meaning set forth in Section 8(a).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means the following exchanges on which the Common Stock is listed for trading on the date in question: the Nasdaq Capital Market or the Nasdaq Global Market.

“Transaction Documents” shall have the meaning set forth in the Purchase Agreement.

“Triggering Event” shall have the meaning set forth in Section 9(a).

“Triggering Redemption Amount” means, for each share of Series D Preferred Stock, the sum of (i) the greater of (A) 130% of the Stated Value and (B) the product of (a) the VWAP on the Trading Day immediately preceding the date of the Triggering Event and (b) the Stated Value divided by the then Conversion Price, (ii) all accrued but unpaid dividends thereon and (iii) all liquidated damages and other costs, expenses or amounts due in respect of the Series D Preferred Stock.

“Triggering Redemption Payment Date” shall have the meaning set forth in Section 9(b).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

Section 2.    Designation, Amount, Par Value and Rank.    The series of preferred stock shall be designated as its Series D 7% Convertible Preferred Stock (the “Series D Preferred Stock”) and the number of shares so designated shall be up to 6,500 (which shall not be subject to increase without the written consent of all of the holders of the Series D Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Series D Preferred Stock shall have no par value per share and a stated value equal to $1,000, subject to increase set forth in Section 3(a) below (the “Stated Value”). The Series D Preferred Stock shall be a Junior Security with respect to the Corporation’s Series A, Series B and Series C 3% Convertible Preferred Stock (“Series A, Series B and Series C Preferred Stock”) with respect to the right to receive dividends, to receive the liquidation preference upon Liquidation or upon redemption of the Series D Preferred Stock at the option of the Holder, such that no amounts shall be payable in respect of the Series D Preferred Stock unless all amounts in respect of any such event (dividend, liquidation or optional redemption) have been paid in full in respect of the Series A, Series B and Series C Preferred Stock.

Section 3.    Dividends.

a)    Dividends.    Holders shall be entitled to receive, and the Corporation shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value) of 7% per annum (subject to increase pursuant to Section 9(b) of this Article II.2(d)), payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first such date after the Original Issue Date, on each Conversion Date (with respect only to shares of Series D Preferred Stock being converted) and on each Optional Redemption Date (with respect only to Series D Preferred Stock being redeemed) (each such date, a “Dividend Payment Date”) (if any Dividend Payment Date is not a Trading Day, the applicable payment shall be due on the next succeeding Trading Day) in cash; provided, however, that if funds are not legally available for the payment of dividends on the Series D Preferred Stock (for clarity, including if such payment cannot be made due to the seniority of the Series A, Series B and Series C Preferred Stock), such dividends shall accrete to, and increase, the Stated Value. Dividends on the Series D Preferred Stock shall be calculated on the basis of a 360-day year, consisting of twelve 30-day periods, shall accrue daily commencing on the Original Issue Date, and shall be deemed to accrue from such Original Issue Date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Any dividends that are not paid within three Trading Days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, payable in cash, at the rate of 18% per annum or the lesser rate permitted by applicable law (such late fee shall accrue daily from the Dividend Payment Date through and including the date of payment).

b)    So long as any Series D Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities except as expressly permitted by Section 10(b). So long as any Series D Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon (other than a dividend or distribution described in Section 6 of this Article II.2(d)) or dividends due and paid in the ordinary course on preferred stock of the Corporation at such times when the Corporation is in compliance with its payment and other obligations hereunder), nor shall any distribution be made in respect of, any Junior Securities as long as any dividends due on the Series D Preferred Stock remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Series D Preferred Stock.

Section 4.    Voting Rights.

a)    Except as otherwise provided herein or as otherwise required by law, each holder of the shares of Series D Preferred Stock shall have the right to the number of votes equal to the number of Conversion Shares then issuable upon conversion of the Series D Preferred Stock held by such Holder in all matters as to which shareholders are required or permitted to vote, and with respect to such vote, such Holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision in these Articles as amended hereby, to vote, together with the holders of Common Stock as a single class, with respect to any question upon which holders of Common Stock have the right to vote; provided, however, as to any Holder the right to vote such shares shall be limited to the number of shares issuable to such Holder pursuant to Section 6(c) on the record date for such vote. To the extent permitted under RCW Chapter 23B, and in accordance with Article V.1 of these Articles, the Corporation’s shareholders may take action by the affirmative vote of a majority of all shareholders of this Corporation entitled to vote on an action. This Section is specifically intended to reduce the voting requirements otherwise prescribed under RCW 23B.010.030, 23B.11.030, 23B.11.035 and 23B.12.020 in accordance with RCW 23B.07.270. Without limiting the generality of the foregoing, and notwithstanding the provisions of RCW 23B.10.040, subsections 1(a),(e) and (f), but subject to the provisions of the Section 4(b) below, the Corporation may take any of the actions described in RCW 23B.10,040, subsections 1(a), (e) and (f) by the affirmative vote of the holders of a majority of the Series A, Series B, Series C and

Series D Preferred Stock and the Common Stock, voting together as one class, with each holder of Series D Preferred Stock having the number of votes set forth above.

b)    Notwithstanding anything to the contrary in Section 4(a) above, as long as any shares of Series D Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Series D Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series D Preferred Stock or alter or amend this Article II.2(d), (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5 of this Article II.2(d)) senior to or otherwise pari passu with the Series D Preferred Stock, (c) amend its articles of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (d) increase the number of authorized shares of Series D Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

Section 5.    Liquidation.    Subject only to any prior rights of the Series A, Series B and Series C Preferred Stock, upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages owing thereon, for each share of Series D Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction shall not be deemed a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

Section 6.    Conversion.

a)    Conversions at Option of Holder.    Each share of Series D Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(c)) determined by dividing the Stated Value of such share of Series D Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Series D Preferred Stock to be converted, the number of shares of Series D Preferred Stock owned prior to the conversion at issue, the number of shares of Series D Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Series D Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing such shares of Series D Preferred Stock to the Corporation unless all of the shares of Series D Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Series D Preferred Stock promptly following the Conversion Date at issue. Shares of Series D Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b)    Conversion Price.    The conversion price for the Series D Preferred Stock shall equal $2.6125, subject to adjustment herein (the “Conversion Price”).

c)    Beneficial Ownership Limitation.    The Corporation shall not effect any conversion of the Series D Preferred Stock, and a Holder shall not have the right to convert any portion of the Series D

Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Stated Value of Series D Preferred Stock beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including the Warrants) beneficially owned by such Holder or any of its Affiliates. For purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(c) applies, the determination of whether the Series D Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Series D Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Series D Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Series D Preferred Stock are convertible, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent Form 10-Q or Form 10-K, as the case may be, (B) a more recent public announcement by the Corporation or (C) a more recent notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series D Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series D Preferred Stock held by the applicable Holder. The Beneficial Ownership Limitation provisions of this Section 6(c) may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Corporation, to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of Series D Preferred Stock held by the applicable Holder and the provisions of this Section 6(c) shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation shall not be further waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Series D Preferred Stock. Notwithstanding anything herein to the contrary, (i) this provision shall not apply to any Holder that has elected to waive this provision (A) on its signature page to the Purchase Agreement or (B) in a writing acceptable to the company delivered at or prior to the Closing and (ii) this provision may not be amended without the prior written consent of each Holder.

d)    Mechanics of Conversion

i.    Delivery of Certificate Upon Conversion.    Not later than three Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) a certificate or certificates, which shall be free of restrictive legends and trading restrictions, representing the number of shares of Common Stock being acquired upon the conversion of shares of Series D Preferred Stock and (B) a bank check in the amount of accrued and unpaid dividends. The Corporation shall use its best efforts to deliver any certificate or certificates required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the seventh Trading Day after the Conversion Date, the applicable Holder shall be entitled to elect to rescind such Conversion Notice by written notice to the Corporation at any time on or before its receipt of such certificate or certificates, in which event the Corporation shall promptly return to such Holder any original Series D Preferred Stock certificate delivered to the Corporation and such Holder shall promptly return any Common Stock certificates representing the shares of Series D Preferred Stock tendered for conversion to the Corporation.

ii.    Obligation Absolute; Partial Liquidated Damages.    The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series D Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Series D Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series D Preferred Stock of such Holder shall have been sought and obtained. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such certificate or certificates pursuant to Section 6(e)(i) on the second Trading Day after the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $10,000 of Stated Value of Series D Preferred Stock being converted, $50 per Trading Day for each Trading Day after such second Trading Day after the Share Delivery Date until such certificates are delivered. Nothing herein shall limit a Holder’s right to pursue actual damages or declare a Triggering Event pursuant to Section 9 for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The Exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

iii.    Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion.    If the Corporation fails to deliver to a Holder the applicable certificate or certificates by the second Trading Day following the Share Delivery Date pursuant to Section 6(e)(i), and if after such date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series D Preferred Stock equal to the number of shares of Series D Preferred Stock submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(e)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series D Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series D Preferred Stock as required pursuant to the terms hereof.

iv.    Reservation of Shares Issuable Upon Conversion.    The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series D Preferred Stock and payment of dividends on the Series D Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series D Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of all outstanding shares of Series D Preferred Stock and payment of dividends hereunder. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, shall be registered for public sale in accordance with such Conversion Shares Registration Statement.

v.    Fractional Shares.    Upon a conversion hereunder, the Corporation shall not be required to issue stock certificates representing fractions of shares of Common Stock, but shall if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time.

vi.    Transfer Taxes.    The issuance of certificates for shares of the Common Stock on conversion of this Series D Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders of such shares of Series D Preferred Stock so converted and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

Section 7.    Certain Adjustments.

a)    Stock Dividends and Stock Splits.    If the Corporation, at any time while this Series D Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Series D Preferred Stock); (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)    [RESERVED].

c)    Subsequent Rights Offerings.    If the Corporation, at any time while this Series D Preferred Stock is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share that is lower than the VWAP on the record date referenced below, then the Conversion Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Corporation in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights, options or warrants.

d)    Pro Rata Distributions.    If the Corporation, at any time while this Series D Preferred Stock is outstanding, distributes to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than Common Stock, which shall be subject to Section 7(b)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of shareholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets, evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Corporation in good faith. In either case the adjustments shall be described in a statement delivered to the Holders describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e)    Fundamental Transaction.    If, at any time while this Series D Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series D Preferred Stock, the Holders shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series D Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall adopt articles of incorporation or an amendment to its articles of incorporation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7(e) and insuring that this Series D Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

f)    Calculations.    All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

g)    Notice to the Holders.

i.    Adjustment to Conversion Price.    Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.    Notice to Allow Conversion by Holder.    If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any shareholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Series D Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert the Stated Value of its Series D Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice.

Section 8.    Forced Conversion and Optional Redemption.

a)    Forced Conversion.    Notwithstanding anything herein to the contrary, if after the six month anniversary of the Original Issue Date the VWAP for each of any 20 consecutive Trading Day period (“Threshold Period”) exceeds $5.50 subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Original Issue Date (the “Trigger Price”), the Corporation may, within 1 Trading Day after the end of any such Threshold Period, deliver a written notice to all Holders (a “Forced Conversion Notice” and the date such notice is delivered to all Holders, the “Forced Conversion Notice Date”) to cause each Holder to convert all or part of such Holder’s Series D Preferred Stock (as specified in such Forced Conversion Notice) plus all accrued but unpaid dividends thereon and all liquidated damages and other amounts due in respect of the Series D Preferred Stock pursuant to Section 6, with the “Conversion Date” for purposes of Section 6 deemed to occur on the third Trading Day following the Forced Conversion Notice Date (such third Trading Day, the “Forced Conversion Date”). The Corporation may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Corporation shall not be effective, unless (i) all of the Equity Conditions have been met on each Trading Day during the applicable Threshold Period through and including the later of the Forced Conversion Date and the Trading Day after the date that the Conversion Shares issuable pursuant to such forced conversion are actually delivered to the Holders pursuant to the Forced Conversion Notice and (ii) the VWAP is not less than the Trigger Price on either of such days. Any Forced Conversion Notices shall be applied ratably to all of the Holders based on each Holder’s initial purchases of Series D Preferred Stock hereunder, provided that any voluntary conversions by a Holder shall be applied against such Holder’s pro rata allocation, thereby decreasing the aggregate amount forcibly converted hereunder if less than all shares of the Series D Preferred Stock are forcibly converted. For purposes of clarification, a Forced Conversion shall be subject to all of the provisions of Section 6, including, without limitation, the provisions requiring payment of liquidated damages and limitations on conversions.

b)    Optional Redemption at Election of Holder.    Subject to the provisions of this Section 8 and to any prior rights of the Series A, Series B and Series C Preferred Stock, at any time after the two year anniversary of the Original Issue Date, the Holder may deliver a notice to the Corporation (an “Optional Redemption Notice” and the date such notice is deemed delivered hereunder, the “Optional

Redemption Notice Date”) requiring the Corporation to redeem some or all of the then outstanding Series D Preferred Stock for cash in an amount equal to the Optional Redemption Amount on the fifth Trading Day following the Optional Redemption Notice Date (such date, the “Optional Redemption Date” and such redemption, the “Optional Redemption”). The Optional Redemption Amount is payable in full on the Optional Redemption Date. If the Corporation fails to pay the Optional Redemption Amount in full on the Optional Redemption Amount on the Optional Redemption Date, the Corporation shall pay interest thereon at a rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law, accruing daily from the first day following the Optional Redemption Date until such Optional Redemption Amount, plus any interest thereon, is paid in full. The Corporation shall honor all Notices of Conversion tendered from the time of delivery of the Optional Redemption Notice through the date the Optional Redemption Amount is paid in full.

Section 9.    Redemption Upon Triggering Events.

a)    “Triggering Event” means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.    if the Company fails to provide at all times the Conversion Shares Registration Statement or usable prospectus that permits the Company to issue the Conversion Shares or which allows the Holder to sell the Conversion Shares pursuant thereto, subject to a grace period of 20 calendar days in the aggregate in any 365-day period;

ii.    the Corporation shall fail to deliver certificates representing Conversion Shares issuable upon a conversion hereunder that comply with the provisions hereof prior to the fifth Trading Day after such certificates are required to be delivered hereunder, or the Corporation shall provide written notice to any Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversion of any shares of Series D Preferred Stock in accordance with the terms hereof;

iii.    the Corporation shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to such Holder upon a conversion hereunder;

iv.    unless specifically addressed elsewhere in these articles of incorporation as a Triggering Event, the Corporation shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of the Transaction Documents, and such failure or breach shall not, if subject to the possibility of a cure by the Corporation, have been cured within 30 calendar days after the date on which written notice of such failure or breach shall have been delivered;

v.    the Corporation shall be party to a Change of Control Transaction;

vi.    there shall have occurred a Bankruptcy Event;

vii.    the Common Stock shall fail to be listed or quoted for trading on a Trading Market for more than five Trading Days, which need not be consecutive Trading Days; or

viii.    any monetary judgment, writ or similar final process shall be entered or filed against the Corporation, any Subsidiary or any of their respective property or other assets for greater than $50,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days.

b)    Upon the occurrence of a Triggering Event, each Holder shall (in addition to all other rights it may have hereunder or under applicable law) have the right, exercisable at the sole option of such Holder, to require the Corporation to redeem all of the Series D Preferred Stock then held by such

Holder for a redemption price equal to the Triggering Redemption Amount. The Triggering Redemption Amount shall be due and payable within five Trading Days of the date on which the notice for the payment therefor is provided by a Holder (the “Triggering Redemption Payment Date”). If the Corporation fails to pay in full the Triggering Redemption Amount hereunder on the date such amount is due in accordance with this Section, the Corporation will pay interest thereon at a rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law, accruing daily from such date until the Triggering Redemption Amount, plus all such interest thereon, is paid in full. For purposes of this Section, a share of Series D Preferred Stock is outstanding until such date as the applicable Holder has been paid the Triggering Redemption Amount in cash.

Section 10.    Negative Covenants.    So long as any shares of Series D Preferred Stock are outstanding, unless the holders of at least 67% in Stated Value of the then outstanding shares of Series D Preferred Stock shall have otherwise given prior written consent, the Corporation shall not, and shall not permit any of its subsidiaries (whether or not a Subsidiary on the Original Issue Date) to, directly or indirectly:

a)    amend these articles of incorporation, its bylaws or other charter documents so as to materially and adversely affect any rights of any Holder;

b)    repay, repurchase or offer to repay, repurchase or otherwise acquire any shares of its Common Stock, Common Stock Equivalents or Junior Securities, except for the Conversion Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents; provided, however, that this restriction shall not apply to the repurchase of up to 1,000,000 shares of Common Stock in any 12 month period (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Original Issue Date) from employees, officers, directors, consultants or other persons performing services for this Corporation or any Subsidiary pursuant to agreements approved by a majority of the Board of Directors or under which this Corporation has the option to repurchase such shares at cost or at cost upon the occurrence of certain events, such a termination of employment.

c)    pay cash dividends or distributions on Junior Securities of the Corporation; or

d)    enter into any agreement or understanding with respect to any of the foregoing.

Section 11.    Miscellaneous.

a)    Notices.    Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above, facsimile number (206) 272-4302, Attention: James Bianco or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of the Holders. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 prior to 5:30 p.m. (New York City time) on any date, (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 between 5:30 p.m. and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)    Absolute Obligation.    Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Series D Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c)    Lost or Mutilated Series D Preferred Stock Certificate.    If a Holder’s Series D Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series D Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d)    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Washington, without regard to the principles of conflict of laws thereof.

e)    Waiver.    Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or a Holder must be in writing.

f)    Severability.    If any provision of this Article II.2(d) is invalid, illegal or unenforceable, the balance of this Article II.2(d) shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g)    Next Business Day.    Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h)    Headings.    The headings contained herein are for convenience only, do not constitute a part of this Article II.2(b) and shall not be deemed to limit or affect any of the provisions hereof.

i)    Status of Converted or Redeemed Series D Preferred Stock.    Shares of Series D Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Series D Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series D 7% Convertible Preferred Stock.

(e)    Series E 13.5% Convertible Preferred Stock

Section 1.    Definitions.    Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:

“Alternate Consideration” shall have the meaning set forth in Section 7(e).

“Bankruptcy Event” means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof; (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment; (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6(e)(iii).

“Change of Control Transaction” means the occurrence after the date hereof of any of (i) an acquisition by an individual, legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 33% of the voting securities of the Corporation (other than by means of conversion or exercise of Series D Preferred Stock and the Warrants issued together with the Series D Preferred Stock), or (ii) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the shareholders of the Corporation immediately prior to such transaction own less than 66% of the aggregate voting power of the Corporation or the successor entity of such transaction, or (iii) the Corporation sells or transfers all or substantially all of its assets to another Person and the shareholders of the Corporation immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, or (iv) a replacement at one time or within a one year period of more than one-half of the members of the Corporation’s board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (v) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (i) through (iv) herein.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, no par value per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock; provided, however, that Common Stock Equivalents shall not include any debt securities of the Corporation.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series D Preferred Stock in accordance with the terms hereof.

“Convertible Notes” means the 13.50% Convertible Debentures of the Corporation due April 30, 2014 issued under that certain Trust Indenture dated April 30, 2008 between the Corporation and US Bank, as Trustee.

“Dividend Payment Date” shall have the meaning set forth in Section 3(a).

“Exchange” means the exchange of shares of Series E Preferred Stock for Convertible Notes with a principal amount equal to the Stated Value of the Series E Preferred Stock being exchanged.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fundamental Transaction” shall have the meaning set forth in Section 7(e).

“Holder” shall have the meaning given such term in Section 2.

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Series E Preferred Stock in dividend rights or liquidation preference.

“Liquidation” shall have the meaning set forth in Section 5.

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of any shares of the Series E Preferred Stock regardless of the number of transfers of any particular shares of Series E Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series E Preferred Stock, and which shall not be earlier than April 30, 2008.

“Purchase Agreement” means Securities Purchase Agreement, dated as of April 29, 2008, to which the Corporation and the original Holder(s) signatory thereto are parties, as amended, modified or supplemented from time to time in accordance with its terms.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series E Preferred Stock” shall have the meaning set forth in Section 2.

“Share Delivery Date” shall have the meaning set forth in Section 6(d).

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Subsidiary” shall have the meaning set forth in the Purchase Agreement.

“Three Year Redemption” shall have the meaning set forth in Section 8.

“Three Year Redemption Date” shall have the meaning set forth in Section 8.

“Three Year Redemption Amount” means the sum of (i) 100% of the aggregate Stated Value then outstanding, (ii) accrued but unpaid dividends (to the extent not already included in Stated Value) and (iii) all liquidated damages and other amounts due in respect of the Preferred Stock (to the extent not already included in Stated Value).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means the following exchanges on which the Common Stock is listed for trading on the date in question: the Nasdaq Capital Market or the Nasdaq Global Market.

“Transaction Documents” shall have the meaning set forth in the Purchase Agreement.

“Triggering Event” shall have the meaning set forth in Section 9(a).

“Triggering Redemption Amount” means, for each share of Series E Preferred Stock, the sum of (i) the greater of (A) 100% of the Stated Value and (B) the product of (a) the VWAP on the Trading Day immediately preceding the date of the Triggering Event and (b) the Stated Value divided by the then Conversion Price, (ii) all accrued but unpaid dividends thereon (to the extent not already included in Stated Value) and (iii) all liquidated damages and other costs, expenses or amounts due in respect of the Series E Preferred Stock (to the extent not included in Stated Value).

“Triggering Redemption Payment Date” shall have the meaning set forth in Section 9(b).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

Section 2.    Designation, Amount, Par Value and Rank. The series of preferred stock shall be designated as its Series E 13.5% Convertible Exchangeable Preferred Stock (the “Series E Preferred Stock”) and the number of shares so designated shall be 9,000 (which shall not be subject to increase without the written consent of all of the holders of the Series E Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Series E Preferred Stock shall have no par value per share and a stated value equal to $1,000, subject to increase set forth in Section 3(a) below (the “Stated Value”). The Series D Preferred Stock shall be a Junior Security with respect to the Corporation’s Series A, Series B, Series C 3% and Series D 7% Convertible Preferred Stock (“Series A, Series B, Series C and Series D Preferred Stock”) with respect to the right to receive dividends, to receive the liquidation preference upon Liquidation or upon redemption of the Series E Preferred Stock at the option of the Holder, such that no amounts shall be payable in respect of the Series E Preferred Stock unless all amounts in respect of any such event (dividend, liquidation or optional redemption) have been paid in full in respect of the Series A, Series B, Series C and Series D Preferred Stock.

Section 3.    Dividends.

a)    Dividends.    Holders shall be entitled to receive, and the Corporation shall pay, cumulative dividends at the rate per share (as a percentage of the initial Stated Value) of 13.5% per annum, payable semiannually on November 1 and May 1, beginning on November 1, 2008, on each Conversion Date (with respect only to shares of Series E Preferred Stock being converted) and on the Three Year Redemption Date (each such date, a “Dividend Payment Date”) (if any Dividend Payment Date is not a Trading Day, the applicable payment shall be due on the next succeeding Trading Day) in registered Common Stock valued at the average of the VWAPs for th e5 Trading Days immediately prior to the Dividend Payment Date (but in no event less than the closing bid price on the Trading Day immediately prior to the Dividend Payment Date). Dividends on the Series E Preferred Stock shall be calculated on the basis of a 360-day year, consisting of twelve 30-day periods, shall accrue daily commencing on the Original Issue Date, and shall be deemed to accrue from such Original Issue Date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Any dividends that are not paid within three Trading Days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, payable in cash, at the rate of 18% per annum or the lesser rate permitted by applicable law (such late fee shall accrue daily from the Dividend Payment Date through and including the date of payment). All accrued but unpaid dividends, and all accrued but unpaid late fees, shall increase Stated Value.

b)    So long as any Series E Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities except as expressly permitted by Section 10(b). So long as any Series E Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon (other than a dividend or distribution described in Section 6 of this Article II.2(e) or dividends due and paid in the ordinary course on senior preferred stock of the Corporation), nor shall any distribution be made in respect of, any Junior Securities as long as any dividends due on the Series E Preferred Stock remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Series E Preferred Stock.

Section 4.    Voting Rights.

a)    Except as otherwise provided herein (and subject always to the limitations set forth in Section 6(c)) or as otherwise required by law, each holder of the shares of Series E Preferred Stock shall have the right to the number of votes equal to the number of Conversion Shares then issuable upon conversion of the Series E Preferred Stock held by such Holder in all matters as to which shareholders are required or permitted to vote, and with respect to such vote, such Holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision in these Articles as amended hereby, to vote, together with the holders of Common Stock as a single class, with respect to any question upon which holders of Common Stock have the right to vote; provided, however, as to any Holder the right to vote such shares shall be limited to the number of shares issuable to such Holder pursuant to Section 6(c) on the record date for such vote. To the extent permitted under RCW Chapter 23B, and in accordance with Article V.1 of these Articles, the Corporation’s shareholders may take action by the affirmative vote of a majority of all shareholders of this Corporation entitled to vote on an action. This Section is specifically intended to reduce the voting requirements otherwise prescribed under RCW 23B.010.030, 23B.11.030, 23B.11.035 and 23B.12.020 in accordance with RCW 23B.07.270. Without limiting the generality of the foregoing, and notwithstanding the provisions of RCW 23B.10.040, subsections 1(a),(e) and (f), but subject to the provisions of the Section 4(b) below, the Corporation may take any of the actions described in RCW 23B.10,040, subsections 1(a), (e) and (f) by the affirmative vote of the holders of a majority of the Series A, Series B, Series C, Series D and Series E Preferred Stock and the Common Stock, voting together as one class, with each holder of Series E Preferred Stock having the number of votes set forth above.

b)    Notwithstanding anything to the contrary in Section 4(a) above, as long as any shares of Series E Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Series E Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series E Preferred Stock or alter or amend this Article II.2(e), (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5 of this Article II.2(e)) senior to or otherwise pari passu with the Series E Preferred Stock, (c) amend its articles of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (d) increase the number of authorized shares of Series E Preferred Stock,(e) take any actions prohibited by Section 4.12 of the Purchase Agreement, or (f) enter into any agreement with respect to any of the foregoing.

Section 5.    Liquidation.    Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value, plus (to the extent not already included in Stated Value) any accrued and unpaid dividends thereon and any other fees or liquidated damages owing thereon, for each share of Series E Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction shall not be deemed a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

Section 6.    Conversion.

a)    Conversions at Option of Holder.    Each share of Series E Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(c)) determined by dividing the Stated Value of such share of Series E Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Series E Preferred Stock to be converted, the number of shares of Series E Preferred Stock owned prior to the conversion at issue, the number of shares of Series E Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Series E Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing such shares of Series E Preferred Stock to the Corporation. Shares of Series E Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued. Notwithstanding anything herein to the contrary, no Holder may convert any shares of Series E Preferred Stock unless there is being converted at that time 100% of all shares of Series E Preferred Stock issued under the Purchase Agreement or such lesser number as is the maximum permitted by Section 6(c).

b)    Conversion Price.    The conversion price for the Series E Preferred Stock shall equal $0.79, subject to adjustment herein (the “Conversion Price”).

c)    Beneficial Ownership Limitation.    The Corporation shall not effect any conversion of the Series E Preferred Stock, and a Holder shall not have the right to convert any portion of the Series E Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series E Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Stated Value of Series E Preferred Stock beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including the Warrants issued together with the Series E Preferred Stock) beneficially owned by such Holder or any of its Affiliates. Holder agrees to first utilize its Series E Preferred Stock for purposes of determining the convertibility of the Series E Preferred Stock and not any other securities subject to a limitation on conversion or exercise analogous to the limitation contained herein. For purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(c) applies, the determination of whether the Series E Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Series E Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Series E Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Series E Preferred Stock are convertible, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent Form 10-Q or Form 10-K, as the case may be, (B) a more recent public announcement by the Corporation or (C) a more recent notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series E Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series E Preferred Stock held by the applicable Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Series E Preferred Stock. Notwithstanding anything herein to the contrary, this provision may not be amended without the prior written consent of each Holder.

d)    Mechanics of Conversion

i.    Delivery of Certificate Upon Conversion.    Not later than three Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder a certificate or certificates, which shall be free of restrictive legends and trading restrictions, representing the number of shares of Common Stock being acquired upon the conversion of shares of Series E Preferred Stock. The Corporation shall use its best efforts to deliver any certificate or certificates required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the seventh Trading Day after the Conversion Date, the applicable Holder shall be entitled to elect to rescind such Conversion Notice by written notice to the Corporation at any time on or before its receipt of such certificate or certificates, in which event the Corporation shall promptly return to such Holder any original Series E Preferred Stock certificate delivered to the Corporation and such Holder shall promptly return any Common Stock certificates representing the shares of Series E Preferred Stock tendered for conversion to the Corporation.

ii.    Obligation Absolute; Partial Liquidated Damages.    The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series E Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Series E Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series E Preferred Stock of such Holder shall have been sought and obtained. In the absence of such injunction, the Corporation shall issue Conversion Shares upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such certificate or certificates pursuant to Section 6(e)(i) on the second Trading Day after the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $10,000 of Stated Value of Series E Preferred Stock being converted, $50 per Trading Day for each Trading Day after such second Trading Day after the Share Delivery Date until such certificates are delivered. Nothing herein shall limit a Holder’s right to pursue actual damages or declare a Triggering Event pursuant to Section 9 for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The Exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

iii.    Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion.    If the Corporation fails to deliver to a Holder the applicable certificate or certificates by the second Trading Day following the Share Delivery Date pursuant to Section 6(e)(i), and if after such date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series E Preferred Stock equal to the number of shares of Series E Preferred Stock submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(e)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series E Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series E Preferred Stock as required pursuant to the terms hereof.

iv.    Reservation of Shares Issuable Upon Conversion.    The Corporation covenants that it will at all times use reasonable best efforts to reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series E Preferred Stock and payment of dividends on the Series E Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series E Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of all outstanding shares of Series E Preferred Stock and payment of dividends hereunder. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, shall be registered for public sale in accordance with such Conversion Shares Registration Statement.

v.    Fractional Shares.    Upon a conversion hereunder, the Corporation shall not be required to issue stock certificates representing fractions of shares of Common Stock, but shall if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time.

vi.    Transfer Taxes.    The issuance of certificates for shares of the Common Stock on conversion of this Series E Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders of such shares of Series E Preferred Stock so converted and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

e)    Exchange of Preferred Stock into Convertible Notes.

i.    On one occasion at any time on or after May 31, 2008 and prior to October 31, 2008, the Holder may exchange all (but not less than all) of the Series E Preferred Stock issued under the Purchase Agreement for Convertible Notes with a principal amount equal to the Stated Value as increased by all accrued but unpaid dividends of the Series E Preferred Stock so exchanged. The Holder shall effect exchanges by delivering to the Corporation the form of exchange notice attached hereto as Annex B (an “Exchange Notice”) with a copy to the Trustee, specifying therein the number of shares of Series E Preferred Stock to be exchanged and the date on which such exchange is to be effected (an “Exchange Date”). If no Exchange Date is specified in an Exchange Notice, the Exchange Date shall be the date that such Exchange Notice is provided hereunder.

ii.    Not later than five Trading Days after any Exchange Date, the Corporation will cause the Trustee to deliver to the Holder a Convertible Note which shall be free of restrictive legends and trading restrictions representing the principal amount of Convertible Notes being acquired upon the exchange of the Series E Preferred Stock.

iii.    The exchange price in effect on any Exchange Date shall be equal to $1.00 of the Stated Value, including all accrued but unpaid dividends on the Series E Preferred Stock being exchanged, for $1.00 of original principal amount of Convertible Notes (the “Exchange Price”).

iv.    In case of any amendments to the Indenture between the Original Issue Date and the Exchange Date, the Holder shall have the benefit of any such amendments upon its receipt of Convertible Notes.

v.    The issuance of Convertible Notes on exchange of the Series E Preferred Stock all be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon exchange in a name other than that of the Holder and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

Section 7.    Certain Adjustments.

a)    Stock Dividends and Stock Splits.    If the Corporation, at any time while this Series E Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Series E Preferred Stock); (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)    [RESERVED].

c)    Subsequent Rights Offerings.    If the Corporation, at any time while this Series E Preferred Stock is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share that is lower than the VWAP on the record date referenced below, then the Conversion Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Corporation in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights, options or warrants.

d)    Pro Rata Distributions.    If the Corporation, at any time while this Series E Preferred Stock is outstanding, distributes to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than Common Stock, which shall be subject to Section 7(c)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of shareholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets, evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Corporation in good faith. In either case the adjustments shall be described in a statement delivered to the Holders describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e)    Fundamental Transaction.    If, at any time while this Series E Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series E Preferred Stock, the Holders shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one and one-tenth (1.10) shares of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series E Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall adopt articles of incorporation or an amendment to its articles of incorporation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7(e) and insuring that this Series E Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

f)    Calculations.    All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

g)    Notice to the Holders.

i.    Adjustment to Conversion Price.    Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.    Notice to Allow Conversion by Holder.    If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any shareholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Series E Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert the Stated Value of its Series E Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice.

Section 8.    Three Year Redemption.    On April 30, 2011 (the “Three Year Redemption Date”), subject to any prior rights of the Series A, Series B, Series C and Series D Preferred Stock, upon written request by a majority in interest of the Holders the Corporation shall redeem all of the then outstanding Series E Preferred Stock, for an amount in cash equal to the Three Year Redemption Amount (such redemption, the “Three Year Redemption”). The Corporation covenants and agrees that it will honor all Conversion Notices tendered up until the Three Year Redemption Amount is paid in full. The payment of cash pursuant to a Three Year Redemption shall be made on the Three Year Redemption Date. If any portion of the cash payment for a Three Year Redemption has not been paid by the Corporation on the Three Year Redemption Date, interest shall accrue thereon until such amount is paid in full at a rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law.

Section 9.    Redemption Upon Triggering Events.

a)    “Triggering Event” means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.    if the Corporation fails (after written demand from the Holder) to provide at all times the Conversion Shares Registration Statement or usable prospectus that permits the Corporation to issue the Conversion Shares or which allows the Holder to sell the Conversion Shares pursuant thereto, subject to a grace period of 20 calendar days in the aggregate in any 365-day period;

ii.    the Corporation shall fail to deliver certificates representing Conversion Shares issuable upon a conversion hereunder that comply with the provisions hereof prior to the fifth Trading Day after such certificates are required to be delivered hereunder, or the Corporation shall provide written notice to any Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversion of any shares of Series E Preferred Stock in accordance with the terms hereof;

iii.    the Corporation shall fail to deliver instruments representing Convertible Notes issuable upon an exchange hereunder that comply with the provisions hereof prior to the fifth Trading Day after such instruments are required to be delivered hereunder, or the Corporation shall provide written notice to any Holder, including by way of public announcement, at any time, of its intention not to comply with requests for exchange of any shares of Series E Preferred Stock in accordance with the terms hereof;

iv.    the Corporation shall fail (after written demand from the Holder) to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to such Holder upon a conversion hereunder;

v.    unless specifically addressed elsewhere in these articles of incorporation as a Triggering Event, the Corporation shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of the Transaction Documents, and such failure or breach shall not, if subject to the possibility of a cure by the Corporation, have been cured within 30 calendar days after the date on which written notice of such failure or breach shall have been delivered;

vi.    the Corporation shall be party to a Change of Control Transaction;

vii.    there shall have occurred a Bankruptcy Event; or

viii.    the Common Stock shall fail to be listed or quoted for trading on a Trading Market for more than five Trading Days, which need not be consecutive Trading Days.

b)    Upon the occurrence of a Triggering Event, each Holder shall (in addition to all other rights it may have hereunder or under applicable law) have the right, exercisable at the sole option of such Holder, to require the Corporation to redeem all of the Series E Preferred Stock then held by such Holder for a redemption price equal to the Triggering Redemption Amount. The Triggering Redemption Amount shall be due and payable within five Trading Days of the date on which the notice for the payment therefor is provided by a Holder (the “Triggering Redemption Payment Date”). If the Corporation fails to pay in full the Triggering Redemption Amount hereunder on the date such amount is due in accordance with this Section, the Corporation will pay interest thereon at a rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law, accruing daily from such date until the Triggering Redemption Amount, plus all such interest thereon, is paid in full. For purposes of this Section, a share of Series E Preferred Stock is outstanding until such date as the applicable Holder has been paid the Triggering Redemption Amount in cash.

Section 10.    Negative Covenants.    So long as at least 2,500 shares of Series E Preferred Stock are outstanding, unless the holders of at least 67% in Stated Value of the then outstanding shares of Series E Preferred Stock shall have otherwise given prior written consent, the Corporation shall not, and shall not permit any of its subsidiaries (whether or not a Subsidiary on the Original Issue Date) to, directly or indirectly:

a)    amend these articles of incorporation, its bylaws or other charter documents so as to materially and adversely affect any rights of any Holder;

b)    repay, repurchase or offer to repay, repurchase or otherwise acquire any shares of its Common Stock, Common Stock Equivalents or Junior Securities, except for the Conversion Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents; provided, however, that this restriction shall not apply to the repurchase of up to 1,000,000 shares of Common Stock in any 12 month period (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common

Stock that occur after the Original Issue Date) from employees, officers, directors, consultants or other persons performing services for this Corporation or any Subsidiary pursuant to agreements approved by a majority of the Board of Directors or under which this Corporation has the option to repurchase such shares at cost or at cost upon the occurrence of certain events, such a termination of employment.

c)    subject to Section 3(b) hereof, pay cash dividends or distributions on Junior Securities of the Corporation;

d)    enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom in an amount in excess of $10,000,000 in the aggregate, which are secured by a lien on any assets of the Corporation or any of its subsidiaries, provided, that this restriction shall not apply to any licensing arrangements for the Corporation’s products or processes or strategic partnering arrangements with respect to any of the Corporation’s products or processes; or

e)    enter into any agreement or understanding with respect to any of the foregoing.

Section 11.    Miscellaneous.

a)    Notices.    Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above, facsimile number (206) 272-4302, Attention: James Bianco or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of the Holders. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 prior to 5:30 p.m. (New York City time) on any date, (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 between 5:30 p.m. and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)    Absolute Obligation.    Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Series E Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c)    Lost or Mutilated Series E Preferred Stock Certificate.    If a Holder’s Series E Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series E Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d)    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Washington, without regard to the principles of conflict of laws thereof.

e)    Waiver.    Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or a Holder must be in writing.

f)    Severability.    If any provision of this Article II.2(e) is invalid, illegal or unenforceable, the balance of this Article II.2(e) shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g)    Next Business Day.    Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h)    Headings.    The headings contained herein are for convenience only, do not constitute a part of this Article II.2(e) and shall not be deemed to limit or affect any of the provisions hereof.

Status of Converted or Redeemed Series E Preferred Stock.    Shares of Series E Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Series E Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series E 13.50% Convertible Exchangeable Preferred Stock.

ARTICLE III

DIRECTORS

The number of directors of the Corporation shall be as set forth in the bylaws. The Board of Directors shall be divided into three classes, with the classes to be as equal in number as may be possible. Upon such division, the Board of Directors shall designate the class in which each then current director shall serve for the terms set forth below:

Class	Term
Class I	1 year
Class II	2 years
Class III	3 years

At each annual meeting of shareholders thereafter, the number of directors equal to the number of directors in the class whose term expires at the time of such meeting shall be elected to serve until the third ensuing annual meeting of shareholders.

At a meeting of shareholders called expressly for that purpose, the entire Board of Directors, or any member thereof, may be removed from office at any time, but only (a) for Cause and (b) if the number of votes cast to remove the director by holders of shares then entitled to vote in an election of directors exceed the number of votes cast not to remove the director. For purposes of this Article III, “Cause” shall be limited to (a) action by a director involving willful malfeasance having a material adverse effect on the Corporation or (b) a director being convicted of a felony; provided that any action by a director shall not constitute “Cause” if, in good faith, the director believed such action to be in or not opposed to the best interests of the Corporation, or if a director shall be entitled, under applicable law, these Articles of Incorporation, the bylaws of the Corporation or a contract with the Corporation, to be indemnified with respect to such action.

ARTICLE IV

SHAREHOLDERS’ RIGHTS

1.    Shareholders of the Corporation have no preemptive rights to acquire additional shares issued by the Corporation.

2.    Holders of Common Stock shall be entitled to receive the net assets of the Corporation upon dissolution.

ARTICLE V

VOTING RIGHTS

1.    Holders of the Corporation’s outstanding Common Stock shall have unlimited voting rights; provided, however, that a simple majority of all votes entitled to be cast by a voting group will be sufficient to approve any (a) plan of merger, (b) plan of share exchange, or (c) sale of assets other than in the usual and regular course of business of the Corporation.

2.    At each election of directors, every shareholder entitled to vote at such election has the right to vote the number of shares of stock held by such shareholder for each of the directors to be elected. No cumulative voting for directors shall be permitted.

ARTICLE VI

SHAREHOLDER MEETING QUORUM

A quorum for any shareholder meeting shall be at least one-third (1/3) of the shares entitled to be cast.

ARTICLE VII

LIMITATION ON LIABILITY OF DIRECTORS

No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for his or her conduct as a director, which conduct takes place on or after the date this Article becomes effective, except for (i) acts or omissions that involve intentional misconduct or a knowing violation of law by the director, (ii) conduct violating RCW 23B.08.310, or (iii) any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. If, after this Article becomes effective, the Washington Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be deemed eliminated or limited to the fullest extent permitted by the Washington Business Corporation Act, as so amended. Any amendment to or repeal of this Article shall not adversely affect any right or protection of a director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. This provision shall not eliminate or limit the liability of a director for any act or omission occurring prior to the date of this Article becomes effective.

ARTICLE VIII

AMENDMENT OF ARTICLES

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on shareholders and directors are subject to this reserved power.

APPENDIX B

CELL THERAPEUTICS, INC.

2007 EQUITY INCENTIVE PLAN

Effective as of June 20, 2003 and amended to date (            , 2008)

SECTION 1

BACKGROUND AND PURPOSE

1.1    Background.    The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units and Cash Awards.

1.2    Purpose of the Plan.    The Plan is intended to attract, motivate, and retain (a) employees of the Company and its Affiliates, (b) consultants who provide significant services to the Company and its Affiliates, and (c) directors of the Company who are employees of neither the Company nor any Affiliate. The Plan also is designed to encourage stock ownership by Participants, thereby aligning their interests with those of the Company’s shareholders.

SECTION 2

DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1 “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.2 “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

2.3 “Affiliated SAR” means an SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised.

2.4 “Annual Revenue” means the Company’s or a business unit’s net sales for the Fiscal Year, determined in accordance with generally accepted accounting principles; provided, however, that prior to the Fiscal Year, the Committee shall determine whether any significant item(s) shall be excluded or included from the calculation of Annual Revenue with respect to one or more Participants.

2.5 “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units or Cash Awards.

2.6 “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

2.7 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.8 “Cash Award” means the right to receive cash as described in Section 8.

2.9 “Cash Position” means the Company’s level of cash, cash equivalents and securities available-for-sale.

2.10 “Change in Control” means the occurrence of any of the following events:

(a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d 3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(b) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(c) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(d) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

2.11 “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.12 “Committee” means the Board or a committee appointed by the Board (pursuant to Section 3.1) to administer the Plan.

2.13 “Company” means Cell Therapeutics, Inc., a Washington corporation, or any successor thereto. With respect to the definitions of the Performance Goals, the Committee may determine that “Company” means Cell Therapeutics, Inc. and its consolidated subsidiaries.

2.14 “Consultant” means any consultant, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

2.15 “Director” means any individual who is a member of the Board of Directors of the Company.

2.16 “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

2.17 “Earnings Per Share” means as to any Fiscal Year, the Company’s or a business unit’s Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

2.18 “Employee” means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.19 “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

2.20 “Fair Market Value” means the last quoted per share selling price for Shares on the NASDAQ Global Market on the relevant date, or if there were no sales on such date, the closing bid on the relevant date. If there are neither bids nor sales on the relevant date, then the Fair Market Value shall mean the arithmetic mean of the highest and lowest quoted selling prices on the last market trading day before the relevant date, as determined by the Committee. In any instance where the relevant date falls on a weekend day, a date the NASDAQ Global Market is closed for trading or any other non-trading day, Fair Market Value shall mean the last quoted per share selling price on the last market trading day before the relevant date. If there are neither bids nor sales on the last market trading day before the relevant date, then the Fair Market Value shall mean the arithmetic mean of the highest and lowest quoted selling prices on the most recent market trading day before the relevant date. Notwithstanding the preceding, for federal, state, and local income tax reporting purposes, Fair Market Value shall be determined by the Committee (or its delegate) in accordance with uniform and nondiscriminatory standards adopted by it from time to time. If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Committee (following guidelines established by the Board or Committee) will determine Fair Market Value in good faith.

2.21 “Fiscal Year” means the fiscal year of the Company.

2.22 “Freestanding SAR” means a SAR that is granted independently of any Option.

2.23 “Grant Date” means, with respect to an Award, the date that the Award was granted.

2.24 “Incentive Stock Option” means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

2.25 “Individual Objectives” means as to a Participant, the objective and measurable goals set by a “management by objectives” process and approved by the Committee (in its discretion).

2.26 “Misconduct” means, at any time within (a) the term of an Option granted hereunder, (b) within one (1) year after a Participant’s Termination of Service, or (c) within one (1) year after exercise of any portion of an Option granted hereunder, whichever is the latest, the commission of any act in competition with any activity of the Company (or any Affiliate) or any act contrary or harmful to the interests of the Company (or any Affiliate), including, but not limited to: (a) conviction of a felony or crime involving moral turpitude or dishonesty, (b) violation of Company (or any Affiliate) policies, (c) accepting employment with or serving as a consultant, advisor or in any other capacity to an entity that is in competition with or acting against the interests of the Company (or any Affiliate), including employing or recruiting any present, former or future employee of the Company (or any Affiliate), (d) misuse of any trade or business secrets or confidential, secret, privileged, or non-public information relating to the Company’s (or any Affiliate’s) business or breach of the Company’s Confidentiality Agreement, or (e) participating in a hostile takeover attempt of the Company. The foregoing definition shall not be deemed to be inclusive of all acts or omissions that the Company (or any Affiliate) may consider as Misconduct for purposes of the Plan.

2.27 “Net Income” means as to any Fiscal Year, the income after taxes of the Company for the Fiscal Year determined in accordance with generally accepted accounting principles, provided that prior to the Fiscal Year, the Committee shall determine whether any significant item(s) shall be included or excluded from the calculation of Net Income with respect to one or more Participants.

2.28 “Nonemployee Director” means a Director who is an employee of neither the Company nor of any Affiliate.

2.29 “Nonqualified Stock Option” means an option to purchase Shares which is not intended to be an Incentive Stock Option.

2.30 “Operating Cash Flow” means the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

2.31 “Operating Income” means the Company’s or a business unit’s income from operations but excluding any unusual items, determined in accordance with generally accepted accounting principles.

2.32 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.33 “Participant” means an Employee, Consultant, or Nonemployee Director who has an outstanding Award.

2.34 “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Annual Revenue, (b) Cash Position, (c) Earnings Per Share, (d) Individual Objectives, (e) Net Income, (f) Operating Cash Flow, (g) Operating Income, (h) Return on Assets, (i) Return on Equity, (j) Return on Sales, and (k) Total Shareholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award.

2.35 “Period of Restriction” means the period during which the transfer of Restricted Stock is subject to restrictions and therefore, the Shares subject to the Restricted Stock grant are subject to a substantial risk of forfeiture. With respect to Restricted Stock granted pursuant to Section 7, such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Committee, in its discretion.

2.36 “Plan” means the Cell Therapeutics, Inc. 2007 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

2.37 “Restricted Stock” means an Award granted to a Participant pursuant to Section 7, including an award or issuance of Shares or Restricted Stock Units.

2.38 “Restricted Stock Units” means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share (or a fraction or multiple of such value), payable in cash, property or Shares. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Committee.

2.39 “Return on Assets” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

2.40 “Return on Equity” means the percentage equal to the Company’s Net Income divided by average shareholder’s equity, determined in accordance with generally accepted accounting principles.

2.41 “Return on Sales” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by the Company’s or the business unit’s, as applicable, revenue, determined in accordance with generally accepted accounting principles.

2.42 “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

2.43 “Section 16 Person” means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

2.44 “Shares” means the shares of common stock of the Company.

2.45 “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, that pursuant to Section 6 is designated as an SAR.

2.46 “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.47 “Tandem SAR” means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

2.48 “Termination of Service” means (a) in the case of an Employee, a cessation of the employee-employer relationship between the Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between the Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a Nonemployee Director, a cessation of the Director’s service on the Board for any reason, including, but not by way of limitation, a termination by resignation, death, Disability or non-reelection to the Board.

2.49 “Total Shareholder Return” means the total return (change in share price plus reinvestment of any dividends) of a Share.

SECTION 3

ADMINISTRATION

3.1    The Committee.    The Plan shall be administered by the Committee. If the Committee is not the Board then the Committee shall consist of not less than two (2) Directors who shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. If the Committee is not the Board, then the Committee shall be comprised solely of Directors who both are (a) “non-employee directors” under Rule 16b-3, and (b) “outside directors” under Section 162(m) of the Code.

3.2    Authority of the Committee.    It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees, Consultants and Directors shall be granted Awards, (b) prescribe the terms and conditions of the Awards, (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees and Directors who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

3.3    Delegation by the Committee.    The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate (a) all or any part of its authority and powers under the Plan to one or more Directors, and (b) more limited authority and powers under the Plan to one or more officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan’s qualification under Section 162(m) of the Code or Rule 16b-3.

3.4    Decisions Binding.    All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

SECTION 4

SHARES SUBJECT TO THE PLAN

4.1    Number of Shares.    Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan shall not exceed 16,610,822 Shares; provided that the maximum number of Shares that may be delivered pursuant to Awards of Restricted Stock with a purchase price that is less than 100% of Fair Market Value on the date of grant is 4,375,000 Shares. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

4.2    Lapsed Awards.    If an Award is settled in cash, or is cancelled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available to be the subject of an Award.

4.3    Adjustments in Awards and Authorized Shares.    In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Committee (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall in such manner as it may deem equitable, (a) adjust the number and class of Shares (or other securities) that may be delivered under the Plan under Section 4.1, the number, class, and price of Shares (or other securities) subject to outstanding Awards, and the numerical limits of Section 9.5, or (b) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Shares upon or in respect of such event. The specific adjustments shall be determined by the Committee. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

SECTION 5

STOCK OPTIONS

5.1    Grant of Options.    Subject to the terms and provisions of the Plan, Options may be granted to Employees, Consultants and Directors at any time and from time to time as determined by the Committee in its sole discretion. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof, and the Committee, in its sole discretion and subject to Section 9.5, shall determine the number of Shares subject to each Option.

5.2    Award Agreement.    Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3    Exercise Price.    Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

5.3.1    Nonqualified Stock Options.    In the case of a Nonqualified Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

5.3.2    Incentive Stock Options.    In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

5.3.3    Substitute Options.    Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees, Directors or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with Section 424(a) of the Code, may determine that such substitute Options shall have an exercise price less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date.

5.4    Expiration of Options.

5.4.1    Expiration Dates.    Each Option shall terminate no later than the first to occur of the following events:

(a) The date for termination of the Option set forth in the written Award Agreement, or

(b) If no date for the termination of the Option is set forth in the written Award Agreement (other than reference to Section 5.4.1(c)), (a) the expiration of twelve (12) months from the date of the Participant’s Termination of Service if such Termination of Service is a result of death or Disability, or (b) three (3) months from the date of the Participant’s Termination of Service for any other reason; or

(c) The expiration of ten (10) years from the Grant Date.

5.4.2    Committee Discretion.    Subject to the limits of Section 5.4.1, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options).

5.5    Exercisability of Options.    Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

5.6    Payment.    Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares, including satisfaction of any applicable withholding taxes.

Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired

Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price (such previously acquired Shares must have been held for the requisite period necessary to avoid a charge to the Company’s earnings for the financial reporting purposes, unless otherwise determined by the Committee), or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, including satisfaction of any applicable withholding taxes, the Company shall deliver to the Participant (or the Participant’s designated broker), Share certificates (which may be in book entry form) representing such Shares.

5.7    Restrictions on Share Transferability.    The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

5.8     Certain Additional Provisions for Incentive Stock Options.

5.8.1    Exercisability.    The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000. To the extent that the aggregate Fair Market Value exceeds such $100,000 limit, such options shall be treated as nonqualified stock options. In reducing the number of options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which Shares are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

5.8.2    Termination of Service.    No Incentive Stock Option may be exercised more than three (3) months after the Participant’s Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and/or (b) the Award Agreement or the Committee permits later exercise. No Incentive Stock Option may be exercised more than one (1) year after the Participant’s Termination of Service on account of death or Disability, unless the Award Agreement or the Committee permit later exercise. Notwithstanding the foregoing, to the extent that the post-termination exercise period exceeds the limitations under Section 422 of the Code, the Option will cease to be treated as an Incentive Stock Option and shall be treated as a Nonqualified Stock Option at such time that the applicable time limit is exceeded.

5.8.3     Company and Subsidiaries Only.    Incentive Stock Options may be granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

5.8.4    Expiration; Other Terms.    No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code.

SECTION 6

STOCK APPRECIATION RIGHTS

6.1    Grant of SARs.    Subject to the terms and conditions of the Plan, an SAR may be granted to Employees, Directors and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.

6.1.1    Number of Shares.    The Committee shall have complete discretion to determine the number of SARs granted to any Participant, subject to the limitation in Section 9.5.

6.1.2     Exercise Price and Other Terms.    The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. The exercise price of Tandem or Affiliated SARs shall equal the Exercise Price of the related Option.

6.2    Exercise of Tandem SARs.    Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

6.3    Exercise of Affiliated SARs.    An Affiliated SAR shall be deemed to be exercised upon the exercise of the related Option. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

6.4    Exercise of Freestanding SARs.    Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine.

6.5    SAR Agreement.    Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

6.6    Expiration of SARs.    An SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 also shall apply to SARs.

6.7    Payment of SAR Amount.    Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(b) The number of Shares with respect to which the SAR is exercised.

6.8 At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

SECTION 7

RESTRICTED STOCK

7.1    Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to Employees, Directors and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion and subject to Section 9.5, shall determine the number of Shares to be granted to each Participant.

7.2    Restricted Stock Agreement.    Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, purchase price, if any, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Restricted Stock have lapsed.

7.3    Transferability.    Except as provided in this Section 7, Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

7.4    Other Restrictions.    The Committee, in its sole discretion, may impose such other restrictions on Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4.

7.4.1    General Restrictions.    The Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

7.4.2    Section 162(m) Performance Restrictions.    For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals must be established and approved by the Committee during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance Goals shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Committee provides otherwise at the time of establishing the targets. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Committee shall follow such procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under Section 162(m) of the Code (e.g., in determining the Performance Goals and certifying that the Performance Goals were satisfied.) In addition, the Committee will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 7.4.2 including the authority to reduce or eliminate Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

7.4.3    Legend on Certificates.    The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

7.5    Removal of Restrictions.    Except as otherwise provided in this Section 7, Shares covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse or be removed. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4.3 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

7.6    Voting Rights.    During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Committee determines otherwise.

7.7    Dividends and Other Distributions.    During the Period of Restriction, Participants holding Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid.

7.8    Return of Restricted Stock to Company.    On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

SECTION 8

CASH AWARDS

Cash Awards may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. After the Administrator determines that it will offer a Cash Award, it shall advise the Participant, by means of an Award Agreement, of the terms, conditions and restrictions related to the Cash Award. The grant or vesting of a Cash Award may be made contingent on the achievement of Performance Goals in accordance with the terms of Section 7.4.2.

SECTION 9

MISCELLANEOUS

9.1    Change in Control.

9.1.1    Generally.    In the event of a Change in Control, and except as the Committee (as constituted immediately prior to such Change in Control) may otherwise determine in its sole discretion, (i) all Awards granted hereunder shall become fully exercisable as of the date of the Change in Control, whether or not then exercisable; and (ii) all restrictions and conditions on any Award then outstanding shall lapse as of the date of the Change in Control.

9.1.2    Options and SARs.    Notwithstanding Section 9.1.1, the Committee may provide for Options and SARs to be assumed or an equivalent option or right substituted by the successor corporation or a parent or Subsidiary of the successor corporation. In such case:

(a) Options and SARs, to the extent assumed or substituted, shall not become fully exercisable as of the date of the Change in Control. However, in the event that the successor corporation refuses to assume or substitute for the Option or SAR, then the Options and SARs held by such Participant shall become one hundred percent (100%) exercisable. If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control, the Company shall notify the Participant in writing or electronically that the Option or SAR shall be fully vested and exercisable (subject to the consummation of the Change in Control) for a period of fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period.

(b) For the purposes of this Section 9.1.2, the Option or SAR shall be considered assumed if, following the Change in Control, the option or right confers the right to purchase or receive, for each Share subject to the Option or SAR immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Committee or the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share subject to the Option or SAR, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Shares in the Change in Control, as determined on the date of the Change in Control.

(c) With respect to Options and SARs that are assumed or substituted for, if within twelve (12) months following the Change in Control the Participant incurs a Termination of Service due to involuntary termination by the successor corporation or one of its affiliates for a reason other than Misconduct, then the Options and SARs held by such Participant shall become one hundred percent (100%) exercisable.

9.1.3    Restricted Stock.    Notwithstanding Section 9.1.1, the Committee may provide for any vesting conditions or Company repurchase or reacquisition right with respect to outstanding Restricted Stock held by the Participant to be assigned to the successor corporation or a parent or Subsidiary of the successor corporation. In such case:

(a) All vesting conditions and Company repurchase or reacquisition rights with respect to outstanding Restricted Stock held by the Participant, to the extent so assigned, shall not lapse as of the date of the Change in Control. However, in the event that the successor corporation or a parent or Subsidiary of the successor corporation refuses to accept the assignment of any such vesting conditions or Company repurchase or reacquisition right, any such vesting conditions and Company repurchase or reacquisition right will lapse and the Participant will become one hundred percent (100%) vested in such Restricted Stock immediately prior to the Change in Control.

(b) If the vesting conditions and Company repurchase or reacquisition right with respect to Restricted Stock is assigned to the successor corporation and, within twelve (12) months following the Change in Control, the Participant incurs a Termination of Service due to involuntary termination by the successor corporation or one of its affiliates for a reason other than Misconduct, then such Participant’s Restricted Stock (or the property for which the Restricted Stock was converted upon the Change in Control) will immediately vest and any Company repurchase or reacquisition right will lapse and the Participant will become one hundred percent (100%) vested in such Restricted Stock (or the property for which the Restricted Stock was converted upon the Change in Control).

9.1.4    Cash Awards.    Notwithstanding Section 9.1.1, the Committee may provide for Cash Awards to be assumed or an equivalent cash award substituted by the successor corporation or a parent or Subsidiary of the successor corporation. In such case:

(a) All Company restrictions with respect to outstanding Cash Awards held by the Participant, to the extent so assigned, shall not lapse as of the date of the Change in Control. However, in the event that the successor corporation or a parent or Subsidiary of the successor corporation refuses to accept the assignment of any such Company restrictions, such Company restrictions will lapse and the Participant will become one hundred percent (100%) vested in such Cash Awards immediately prior to the Change in Control.

(b) If the Company restrictions with respect to a Cash Award are assigned to the successor corporation and, within twelve (12) months following the Change in Control, the Participant incurs a Termination of Service due to involuntary termination by the successor corporation or one of its affiliates for a reason other than Misconduct, then such Participant’s Cash Awards will immediately have any Company restrictions lapse and the Participant will become one hundred percent (100%) vested in such Cash Award.

9.2    Deferrals.    The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion, including rules and procedures that comply with Code Section 409A and the Guidance (as defined below).

9.3    No Effect on Employment or Service.    Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only.

9.4    Participation.    No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

9.5    Limitations on Awards.    Subject to the provisions of this Section 9.5, no Participant may be granted Awards, other than Cash Awards, in any one fiscal year that, in the aggregate, cover more than 750,000 Shares, and no Participant may be granted Cash Awards in any one fiscal year in an aggregate amount of more than $650,000, considered without regard to any Options, SARs or Restricted Stock that may have been granted or awarded to such Participant during the applicable fiscal year. Nothing in this Section 9.5 shall prevent the Committee from making any type of Award authorized for grant under the Plan outside of the Plan. In addition, nothing in this Section 9.5 shall prevent the Committee from granting Awards under the Plan that are not intended to qualify as “qualified performance-based compensation” under Code Section 162(m).

9.6    Indemnification.    Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

9.7    Successors.    All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

9.8    Beneficiary Designations.    If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

9.9    Limited Transferability of Awards.    Subject to Section 7.3, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 9.8. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, the Participant may, in a manner specified by the Committee, (a) transfer a Nonqualified Stock Option to a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights, and (b) transfer a Nonqualified Stock Option by bona fide gift and not for any consideration, to (i) a member or members of the

Participant’s immediate family, (ii) a trust established for the exclusive benefit of the Participant and/or member(s) of the Participant’s immediate family, (iii) a partnership, limited liability company of other entity whose only partners or members are the Participant and/or member(s) of the Participant’s immediate family, or (iv) a foundation in which the Participant an/or member(s) of the Participant’s immediate family control the management of the foundation’s assets.

9.10    No Rights as Shareholder.    Except to the limited extent provided in Sections 7.6 and 7.7 no Participant (nor any beneficiary) shall have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

9.11    Tax Matters.    Notwithstanding anything to the contrary contained herein, to the extent that the Committee determines that any Award granted under the Plan is subject to Code Section 409A and unless otherwise specified in the applicable Award Agreement, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary for such Award to avoid the consequences described in Code Section 409A(a)(1), and to the maximum extent permitted under applicable law (and unless otherwise stated in the applicable Award Agreement), the Plan and the Award Agreements shall be interpreted in a manner that results in their conforming to the requirements of Code Section 409A(a)(2), (3) and (4) and any Department of Treasury or Internal Revenue Service regulations or other interpretive guidance issued under Section 409A (whenever issued, the “Guidance”).

SECTION 10

AMENDMENT, TERMINATION, AND DURATION

10.1    Amendment, Suspension, or Termination.    The Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award already granted to such Participant; provided that such consent shall not be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension or termination: (a) is required or advisable in order for the Company, the Plan or the Award to satisfy applicable law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 9.1, is in the best interests of the Company or its shareholders. The Board may, but need not, take the tax or accounting consequences to affected Participants into consideration in acting under the preceding sentence. No Award may be granted during any period of suspension or after termination of the Plan. The Company shall obtain shareholder approval if necessary or desirable to comply with applicable laws, rules and regulations, including of any governmental agencies and national securities exchanges. Notwithstanding the foregoing, the Board may not, without shareholder consent, reduce the exercise price of any outstanding Option or cancel and re-grant Options at a lower exercise price. Decisions of the Board shall be final, binding and conclusive. For Awards to continue to be eligible to qualify as “performance-based compensation” under Code Section 162(m), the Company’s shareholders must re-approve the material terms of the Performance Goals included in the Plan by the date of the first shareholder meeting that occurs in the fifth year following the year in which the shareholders most recently approved the Plan under Code Section 162(m).

10.2    Duration of the Plan.    The Plan shall be effective as of June 20, 2003, and subject to Section 10.1 (regarding the Board’s right to amend or terminate the Plan), shall remain in effect thereafter. However, no Incentive Stock Option may be granted under the Plan after ten years from the latest date the Company’s shareholders approve the Plan, including any subsequent amendment or restatement of the Plan approved by the Company’s shareholders.

SECTION 11

TAX WITHHOLDING

11.1    Withholding Requirements.    Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

11.2    Withholding Arrangements.    The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. If the Committee permits Award Shares to be withheld from the Award to satisfy applicable withholding obligations, the Fair Market Value of the Award Shares withheld, as determined as of the date of withholding, shall not exceed the amount determined by the applicable minimum statutory withholding rates to the extent the Committee determines such limit is necessary or advisable in light of generally accepted accounting principles.

11.3    Liability for Applicable Taxes.    Regardless of any action the Company or the Participant’s employer (the “Employer”) takes with respect to any or all income tax, social security, payroll tax, payment on account, other tax-related withholding or information reporting (“Tax-Related Items”), the Participant acknowledges and agrees that the ultimate liability for all Tax-Related Items legally due by Participant is and remains the Participant’s responsibility and that the Company and or the Employer (a) make no representations nor undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of an Award; and (b) do not commit to structure the terms or any aspect of any Award granted hereunder to reduce or eliminate the Participant’s liability for Tax-Related Items. The Participant shall pay the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to deliver any benefit under the Plan if the Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

SECTION 12

LEGAL CONSTRUCTION

12.1    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.2    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

12.3    Requirements of Law.    The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

12.4    Securities Law Compliance.    With respect to Section 16 Persons, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b 3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

12.5    Governing Law.    The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Washington.

12.6    Captions.    Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

[PROXY CARD (face)]

Cell Therapeutics, Inc.

Special Meeting in lieu of Annual Meeting of the Shareholders

June 19, 2008

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder(s) hereby appoint(s) James A. Bianco, M.D. and Phillip M. Nudelman, Ph.D., or either of them, as proxies, with full power of substitution, to represent and vote for, and on behalf of, the shareholder(s), the number of shares of common stock and/or preferred stock of Cell Therapeutics, Inc. that the shareholder(s) would be entitled to vote if personally present at the Special Meeting in lieu of Annual Meeting of Shareholders to be held on June 19, 2008, or at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR ALL” IN ITEM 1 AND “FOR” ITEMS 2 THROUGH 6, and, in the proxies’ discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

The shareholder(s) direct(s) that this proxy be voted as follows:

(1)	ELECTION AND RATIFICATION OF DIRECTORS: Election of Class II: 01) James A. Bianco, 02) Vartan Gregorian and 03) Frederick W. Telling; Ratification of Class III: 04) Richard L. Love.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below:

Vote on Proposals

(2)	Approval of the amended and restated articles of incorporation to increase the number of authorized shares from 210,000,000 to 410,000,000 and to increase the number of shares of common stock authorized for issuance from 200,000,000 to 400,000,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3)	Approval of the amended and restated articles of incorporation to reduce the quorum required for shareholder meetings from a majority to one-third of outstanding shares entitled to vote.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(4)	Approval of the amended and restated articles of incorporation to effect a reverse stock split.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(5)	Approval of an amendment to the 2007 Equity Incentive Plan to increase the number of shares available for issuance under the plan by 10,000,000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(6)	Ratification of the selection of Stonefield Josephson, Inc. as our independent auditors for the year ending December 31, 2008.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Please sign exactly as your name(s) appear(s) on the stock certificate(s). When shares are held jointly, each person must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. An authorized person should sign on behalf of corporations, partnerships and associations and give his or her title.

SIGNATURE (PLEASE SIGN WITHIN BOX)	DATE

SIGNATURE (JOINT OWNERS)	DATE

[ITALIAN PROXY CARD]

DELEGA DI VOTO

Cell Therapeutics, Inc.

Assemblea Speciale in luogo dell’Assemblea Annuale degli azionisti

19 giugno 2008

La presente delega è proposta per conto del Consiglio di Amministrazione

L’/Gli azionista/i il/i cui nominativo/i compare/compaiono sull’allegata certificazione rilasciata dall’intermediario ai sensi dell’articolo 31 del D.Lgs. n. 213 del 1998, delega/delegano con la presente James A. Bianco, M.D. e Philip M. Nudelman, Ph.D., e ciascuno con il potere di nominare propri sostituti, a rappresentarlo/li nell’Assemblea Speciale degli Azionisti di Cell Therapeutics Inc. che si terrà il 19 giugno 2008 ed in ogni successiva convocazione o rinvio della stessa, nonché ad esercitare i diritti di voto connessi alle azioni ordinarie di Cell Therapeutics, Inc. rispetto alle quali il/i sottoscritto/i avrebbe/avrebbero il potere di votare qualora fosse/fossero personalmente presente/i nell’Assemblea Speciale.

La presente delega, debitamente sottoscritta ed inviata congiuntamente alla certificazione rilasciata dall’intermediario ai sensi dell’articolo 31 del D.Lgs. n. 213 del 1998 conferisce il potere di votare conformemente alle seguenti istruzioni ricevute dal/i socio/i. NEL CASO IN CUI NON SIA CONTENUTA ALCUNA ISTRUZIONE, LA PRESENTE DELEGA CONFERISCE IL POTERE DI VOTARE “A FAVORE DI TUTTI I CANDIDATI” NELLA PROPOSTA 1 E “A FAVORE” DELLE PROPOSTE DALLA 2 ALLA 6 e, a discrezione dei soggetti delegati, in ogni altra materia che dovesse essere propriamente presentata in Assemblea o in ogni successiva convocazione o rinvio della stessa.

L’/Gli Azionista/i fornisce/forniscono le seguenti istruzioni di voto:

(1)	NOMINA E RATIFICA DEGLI AMMINISTRATORI: Nomina della Classe II: 01) James A. Bianco, 02) Vartan Gregorian, e 03) Frederick W. Telling; Ratifica della Classe III: 04) Richard L. Love.

Delego a votare la nomina di tutti i candidati	Nego la delega a votare la nomina di tutti i candidati	Delego a votare la nomina di tutti i candidati (eccetto quelli indicati qui di seguito)
☐	☐	☐

Per negare la delega a votare per la nomina di un candidato, barrare la casella “Delego a votare la nomina di tutti i candidati (eccetto quello indicato qui di seguito)” e scrivere il numero del candidato qui in basso:

Voto relativo alle Proposte

(2)	Approvazione di una modifica dello Statuto di Cell Therapeutics, Inc. al fine di aumentare il numero delle azioni autorizzate (authorized shares) da 210.000.000 a 410.000.000 e di aumentare il numero delle azioni autorizzate ordinarie (authorized shares of common stock) da 200.000.000 a 400.000.000.	A FAVORE ☐	CONTRO ☐	ASTENUTO ☐

(3)	Approvazione di una modifica allo Statuto di Cell Therapeutics, Inc. per ridurre il quorum richiesto per deliberare validamente nelle Assemblee dei Soci, dalla maggioranza ad un terzo delle azioni emesse con diritto di voto.	A FAVORE ☐	CONTRO ☐	ASTENUTO ☐

(4)	Approvazione di una modifica allo Statuto al fine di effettuare un ragguppamento azionario.	A FAVORE ☐	CONTRO ☐	ASTENUTO ☐

(5)	Approvazione di una modifica al Piano di Incentivo Azionario 2007 al fine di aumentare di n. 10.000.000 azioni il numbero di azioni emettibili ai sensi del Piano.	A FAVORE ☐	CONTRO ☐	ASTENUTO ☐

(6)	Rartifca della nomina di Stonefield Josephson, Inc. come società di revisione indipendente per l’anno fiscale che si concluderà al 31 dicembre 2008.	A FAVORE ☐	CONTRO ☐	ASTENUTO ☐

ISTRUZIONI DI VOTO

(a)	Firmare e datare la presente delega nell’apposito spazio qui sotto.

(b)	Trasmettere sia la delega firmata sia la certificazione rilasciata dall’intermediario ai sensi dell’articolo 31 del D.Lgs n. 213 del 1998 (o una copia integrale) al seguente indirizzo, o per posta o via fax:

Cell Therapeutics, Inc.

Attn: Corporate Secretary

501 Elliott Ave. W., Suite 400

Seattle, WA 98119

FAX: +1 (206) 284-6206

(c)	E’ necessario allegare alla presente delega la certificazione rilasciata dall’intermediario ai sensi dell’articolo 31, del D.Lgs. n. 213 del 1998 (o una copia integrale della stessa) perché il proprio voto venga computato.

(d)	Scadenza: la delega dovrà essere ricevuta al suddetto indirizzo (per posta o per fax) non più tardi del 18 giugno 2008. Qualora provvediate all’invio della documentazione per posta successivemente all’8 giugno 2008, è vivamente consigliato di inviare la stessa anche via fax al numero suddetto.

Tutte le altre deleghe di voto precedentemente conferite dal sottoscritto in relazione alle azioni ordinarie di Cell Therapeutics Inc., in base alle quali il sottoscritto avrebbe il potere di votare nell’Assemblea Speciale o in ogni sua ulteriore convocazione o rinvio sono espressamente revocate.

Siete pregati di sottoscrivere la presente delega in modo leggibile, indicando il Vostro nominativo, corrispondente a quello riportato nella certificazione rilasciata dall’intermediario ai sensi dell’articolo 31 del D.Lgs n. 213 del 1998. Qualora l’azione sia cointestata, ciascuno dei cointestatari dovrà sottoscrivere la presente delega. Se si sottoscrive in qualità di procuratore, esecutore, curatore, fiduciario o tutore occorre specificare tale titolo. Le società di capitali, società di persone e associazioni sottoscrivono tramite un legale rappresentante che dovrà indicare tale titolo.

FIRMA (si prega di firmare nell’apposito spazio)

DATA

FIRMA (COINTESTATARI)	DATA

[ITALIAN PROXY CARD (English translation)]

Cell Therapeutics, Inc.

Special Meeting in lieu of Annual Meeting of the Shareholders

June 19, 2008

This Proxy is Solicited on Behalf of the Board of Directors

The shareholder(s) whose name(s) appear(s) on the enclosed certifications(s) issued by authorized intermediaries pursuant to article 31 of the Italian Law Decree no. 213 of 1998, hereby appoint(s) James A. Bianco, M.D. and Phillip M. Nudelman, Ph.D., and each of them, as proxies, with full power of substitution, to represent and vote for, and on behalf of, the shareholder(s), the number of shares of common stock of Cell Therapeutics, Inc. that the shareholder(s) would be entitled to vote if personally present at the Special Meeting in lieu of Annual Meeting of Shareholders to be held on June 19, 2008, or at any adjournment or postponement thereof.

This proxy, when properly executed and submitted together with your certification issued by the authorized intermediaries pursuant to article 31 of the Italian Law Decree no. 213 of 1998, will be voted in the manner directed herein by the shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR ALL” IN ITEM 1 AND “FOR” ITEMS 2 THROUGH 6 and, in the proxies’ discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

The shareholder(s) direct(s) that this proxy be voted as follows:

(1)	ELECTION OF DIRECTORS: Election of Class II: 01) James A. Bianco, 02) Vartan Gregorian, and 03) Frederick W. Telling; Ratification of Class III: 04) Richard L. Love.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below:

Vote on Proposals

(2)	Approval of the amended and restated articles of incorporation to increase the number of authorized shares from 210,000,000 to 410,000,000 and to increase the number of shares of common stock authorized for issuance from 200,000,000 to 400,000,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3)	Approval of the amended and restated articles of incorporation to reduce the quorum required for shareholder meetings from a majority to one-third of outstanding shares entitled to vote.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(4)	Approval of the amended and restated articles of incorporation to effect a reverse stock split	FOR ☐	AGAINST ☐	ABSTAIN ☐

(5)	Approval of an amendment to the 2007 Equity Incentive Plan to increase the number of shares available for issuance under the plan by 10,000,000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(6)	Ratification of the selection of Stonefield Josephson, Inc. as our independent auditors for the year ending December 31, 2008.	FOR ☐	AGAINST ☐	ABSTAIN ☐

VOTING INSTRUCTIONS

(a)	Please sign and date this card in the space provided below.

(b)	Please submit BOTH this signed proxy card AND the certification issued by the authorized intermediaries pursuant to article 31 of the Italian Law Decree n. 213 of 1998 (or a complete copy) to the following address either by mail or by fax:

Cell Therapeutics, Inc.

Attn: Corporate Secretary

501 Elliott Ave. W., Suite 400

Seattle, WA 98119

FAX: 00 +1 (206) 284-6206

(c)	You MUST include the certification issued by the authorized intermediaries pursuant to article 31 of the Italian Law Decree n. 213 of 1998 (or a complete copy) together with this proxy card for your vote to be counted.

(d)	Deadline : Your proxy card must be received at the above address (by mail or fax) no later than June 18, 2008. If you are depositing your vote in the mail after June 8, 2008, we recommend that you also submit the papers by fax to the above number.

All other proxies heretofore given by the undersigned to vote shares of stock of Cell Therapeutics Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment or postponement thereof, are hereby expressly revoked.

Please sign exactly as your name(s) appear(s) on the stock certifications(s) issued by the authorized intermediaries pursuant to article 31 of the Italian Law Decree no. 213 of 1998. When shares are held jointly, each person must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. An authorized person should sign on behalf of corporations, partnerships and associations and give his or her title.

SIGNATURE (PLEASE SIGN WITHIN BOX)	DATE

SIGNATURE (JOINT OWNERS)	DATE